UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Monogram Residential Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONOGRAM RESIDENTIAL TRUST, INC.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

To be held December 18, 2014

TIME AND DATE:	10:00 a.m. local time on December 18, 2014

PLACE:	Hilton Hotel, 5805 Granite Parkway, Plano, Texas 75024 Directions to the meeting can be obtained by calling 469.250.5500.

ITEMS OF BUSINESS:

(1)   To elect eight individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

(2)   To approve eight proposals to amend our charter.

(A)      Eliminate certain provisions of our charter that had previously been required by state securities administrators in connection with our initial public offering or that relate to such required provisions.

(B)      Elect application of Section 3-804(c) of the Maryland General Corporation Law upon listing our shares on a national securities exchange, which relates to filling vacancies on our board of directors, and amend the provision of our charter relating to removal of directors to provide that directors may only be removed for cause.

(C)      Remove a provision containing a restriction that prevents us from issuing shares of stock, other than common stock, with preemptive rights.

(D)      Add a provision that enables us to declare and pay a dividend of one class of our stock to the holders of shares of another class of stock.

(E)      Add language to specify that the charter provision regarding the requirements of tender offers will apply only until we list our shares on a national securities exchange.

(F)      Add a provision designating an exclusive forum for litigation involving the Company’s internal affairs.

(G)      Remove provisions of our charter that enumerate specific powers of the board of directors.

(H)     Make certain clarifying and ministerial changes.

(3)   To approve the Second Amended and Restated Incentive Award Plan.

(4)   To hold a non-binding, advisory vote on the compensation of our named executive officers.

(5)   To hold a non-binding, advisory vote on the frequency of holding non-binding, advisory votes on the compensation of our named executive officers.

(6)   To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014.

(7)   To permit our board of directors to adjourn the annual meeting, if necessary,

to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

(8) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

RECORD DATE:	You may vote if you were a stockholder of record as of the record date, the close of business on September 19, 2014.

ANNUAL REPORT:

Our 2013 Annual Report, which is not a part of the proxy soliciting material, has been mailed to each of our stockholders of record as of the close of business on April 11, 2014.  Stockholders eligible to vote at the Annual Meeting that were not stockholders of record as of the close of business on April 11, 2014 will receive a copy of our 2013 Annual Report enclosed with this Proxy Statement.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:	The proxy statement, including a form of proxy, and annual report to stockholders are available online at www.monogramres.com/annual-meeting-materials/.

PROXY VOTING:

Your vote is very important.  Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible.  You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed, postage-paid envelope provided or by using the telephone or the Internet.  For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors,

Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary

September [•], 2014

Plano, Texas

MONOGRAM RESIDENTIAL TRUST, INC.

5800 Granite Parkway, Suite 1000

Plano, Texas 75024

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 18, 2014

Annual Meeting Information and Purpose of Proxy Statement

We are providing these proxy materials in connection with the solicitation by the board of directors of Monogram Residential Trust, Inc. (“Monogram Residential Trust,” the “Company,” “we,” “our” or “us”), a Maryland corporation, of proxies for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 18, 2014, at 10:00 a.m. local time at the Hilton Hotel, 5805 Granite Parkway, Plano, Texas 75024, and at any adjournments or postponements thereof for the purposes set forth in the accompanying Notice of 2014 Annual Meeting of Stockholders (the “Notice of 2014 Annual Meeting”).

This proxy statement (the “Proxy Statement”), which includes the Notice of 2014 Annual Meeting, and the accompanying form of proxy and voting instructions are first being mailed or given to stockholders on or about September 26, 2014.

Annual Report

On April 30, 2014, our Annual Report for the year ended December 31, 2013 (which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the “SEC”)) was mailed to each of our stockholders of record as of the close of business on April 11, 2014.  Stockholders eligible to vote at the Annual Meeting that were not stockholders of record as of the close of business on April 11, 2014 will receive a copy of our Annual Report enclosed with this Proxy Statement.

Our Annual Report on Form 10-K, as filed with the SEC, may be accessed online through our website at www.monogramres.com or through the SEC’s website at www.sec.gov.  In addition, you may request a copy of our Annual Report on Form 10-K by writing or telephoning us at the following address:  5800 Granite Parkway, Suite 1000, Plano, Texas 75024, 469.250.5500.

Stockholders Entitled to Vote

Holders of our common stock at the close of business on September 19, 2014 (the “Record Date”) are entitled to receive the accompanying notice and to vote their shares at the Annual Meeting.  As of the Record Date, there were [•] shares of our common stock outstanding.  Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

Your vote is important.  You can save us the expense of a second mailing by voting promptly.

To vote by proxy, simply mark your proxy card, date and sign it, and return it in the pre-addressed, postage-paid envelope provided.  Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting.  If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted: (1) FOR the election of each of the eight director nominees named herein; (2) FOR the eight proposals to amend our charter; (3) FOR the approval of the Second Amended and Restated Incentive Award Plan (the “2014 Incentive Award Plan”); (4) FOR the approval of the compensation of our named executive officers; (5) FOR a frequency of 1 YEAR for holding an advisory vote on executive compensation; (6) FOR the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the year ending December 31, 2014; and (7) FOR the proposal to adjourn the annual meeting to solicit additional proxies if necessary.  With respect to any other business that may properly come before the stockholders for a vote at the Annual Meeting, your shares will be voted in the discretion of the holders of the proxy.

Quorum Requirement and Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting.  If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.  A stockholder may withhold his or her vote in the election of directors or abstain with respect to each other item submitted for stockholder approval.  Withheld votes, abstentions and broker non-votes (discussed below) will be counted as present and entitled to vote for purposes of determining the existence of a quorum but will not be counted as votes cast.

A broker “non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal because the broker does not have discretionary power with respect to that item and has not received instructions from the beneficial owner. Under SEC rules, brokers may not exercise discretionary voting in uncontested director elections at stockholder meetings, meaning that brokers may not give a proxy to vote with respect to an election of directors without receiving voting instructions from a beneficial owner. Brokers also may not exercise discretionary voting with respect to (i) non-binding, advisory votes on the compensation of our named executive officers, (ii) the frequency of holding non-binding, advisory votes on the compensation of our named executive officers, (iii) the approval of the 2014 Incentive Award Plan, and (iv) the amendment of our charter. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the any of these proposals at the Annual Meeting.  However, even without such instructions, the shares of beneficial owners will be treated as present for the purposes of establishing a quorum if the broker votes such shares on either the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending 2014 or the proposal regarding the adjournment of the meeting, which proposals are routines matter with respect to which brokers have discretionary authority to vote.

The affirmative vote of a majority of the votes represented in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present.  Withheld votes and broker non-votes will have the effect of a vote against each nominee for director.

The affirmative vote of a majority of our outstanding shares of common stock is required for approval of each of the eight proposals to amend our charter.  Withheld votes and broker non-votes will have the effect of a vote against each of these proposals.

The affirmative vote of a majority of the votes cast at an annual meeting at which a quorum is present is required for the approval of the 2014 Incentive Award Plan.  Abstentions and broker non-votes will not have an effect on this proposal.

The affirmative vote of a majority of the votes cast at an annual meeting at which a quorum is present is required for the approval, on an advisory basis, of the compensation of our named executive officers.  Abstentions and broker non-votes will not have an effect on this vote.

Voting for the frequency of holding non-binding, advisory votes on the compensation of our named executive officers is a different type of vote, in that you are indicating your preference as to how often non-binding, advisory votes on the compensation of our named executive officers will be held, rather than voting for or against a proposal. We will treat the frequency option that receives the most votes as the preference of our stockholders. Abstentions and broker non-votes will not have an effect on this vote.

The affirmative vote of a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending 2014.  Abstentions will not have an effect on this proposal.

The affirmative vote of a majority of the votes cast at an annual meeting at which a quorum is present is required for the approval to adjourn the annual meeting to solicit additional proxies if necessary.  Abstentions will not have an effect on this proposal.

Proxy Voting By Telephone or Internet

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access may also submit proxies by following the “Vote by Internet” instructions on their proxy cards.  The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded.

Please refer to the enclosed proxy card for instructions.  If you choose not to authorize a proxy by telephone or Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Voting on Other Matters

Our board of directors does not presently intend to bring any business before the Annual Meeting other than the specific proposals discussed in this Proxy Statement and specified in the Notice of 2014 Annual Meeting.  If other matters are properly presented at the Annual Meeting for consideration and if you properly submit your vote by proxy, the persons named in the proxy will have the discretion to vote on those matters for you.  As of the date of this Proxy Statement, we are not aware of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

You can revoke your proxy at any time before it is voted by:

•                  providing written notice of such revocation to the Secretary of the Company;

•                  signing and submitting a new proxy card with a later date;

•                  authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy will be counted); or

•                  attending and voting your shares in person at the Annual Meeting.  Attending the Annual Meeting will not revoke your proxy unless you specifically so request.

Information Regarding Tabulation of the Vote

[•] will tabulate all votes cast at the Annual Meeting and will act as inspector of election at the Annual Meeting.

Proxy Solicitation

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional solicitation material that we may provide to stockholders.  We have engaged [•] to assist with the solicitation of proxies in conjunction with the Annual Meeting and expect to pay [•] an aggregate fee of up to $[•], plus reasonable out-of-pocket expenses for these services.  Furthermore, we may reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.  Our officers and employees and employees of Behringer (defined below) may also solicit proxies, but they will not be paid additional compensation for doing so.

Completion of Self-Management Transaction and Behringer Nominees

As we have previously disclosed, on June 30, 2014, we completed the self-management transaction contemplated by the Master Modification Agreement (the “Modification Agreement”) dated July 31, 2013 among the Company, Behringer Harvard Multifamily REIT I Services Holdings, LLC (“Services Holdings”), Behringer Harvard Multifamily Advisors I, LLC (our “Former Advisor”), Behringer Harvard Multifamily Management Services, LLC (our “Former Property Manager” and together with the Former Advisor, the “Former Service Providers”), and Behringer Harvard Institutional GP LP (“BHMP GP” and together with the Former Service Providers, “Behringer”).  Prior to the completion of the self-management transaction, we relied on Behringer to provide services and personnel for our management and day-to-day operations, including advisory services performed by the Former Advisor and property management services provided by the Former Property Manager.

In connection with the initial closing of the Modification Agreement, on July 31, 2013, we issued 10,000 shares of a new Series A non-participating, voting, cumulative, 7.0% convertible preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”), to Behringer.  Generally, for as long as long as Behringer and its employees and any direct and indirect owners of equity in the long-term incentive program for Behringer employees formerly providing services to us hold, in the aggregate, at least 2,500 shares of the Series A Preferred Stock, Behringer will have the right to designate two nominees (the “Behringer Nominees”) to serve as our directors, subject to an aggregate limit of two Behringer Nominees serving on the board at any time. The nominees must be reasonably acceptable to the nominating committee of our board. As of the date of this Proxy Statement, Behringer has designated Robert S. Aisner and Murray J. McCabe as the two Behringer Nominees.  For more information regarding these arrangements, please see “Certain Transactions—Related Party Transactions.”

MANAGEMENT OF OUR COMPANY

Board of Directors

Our board of directors has oversight responsibility for our operations and makes all major decisions concerning our business. We currently have eight directors. The term of each of our directors expires at the Annual Meeting. All of our directors have been nominated for reelection to serve one year terms that will expire at the 2015 annual meeting and until their successors are elected and qualified. See “Proposal 1 — Election of Directors.”

Biographical information about our nominees for director and the experience, qualifications, attributes and skills considered by our nominating committee and the board of directors in determining that the nominee should serve as a director appears below. For additional information about how we identify and evaluate nominees for director, see “— Meetings of the Board of Directors and Committees—Nominating Committee.”

Name	Position(s)	Age
Mark T. Alfieri	Chief Executive Officer, President, Chief Operating Officer and Director	53
Sami S. Abbasi	Director*	49
Roger D. Bowler	Director*	69
David D. Fitch	Director*	60
Jonathan L. Kempner	Director*	63
E. Alan Patton	Chairman of the Board and Director*	52
Robert S. Aisner	Director**	67
Murray J. McCabe	Director**	46

*Indicates status as an independent director.

**Indicates status as a Behringer Nominee.

Mark T. Alfieri has served as our Chief Executive Officer since June 30, 2014 and as one of our directors since May 2014. Mr. Alfieri has served as our President since July 31, 2013, and has also served as our Chief Operating Officer since our inception in 2006.  Mr. Alfieri served as Chief Operating Officer of our Former Advisor and our Former Property Manager from September 2006 and March 2008, respectively, to July 31, 2013. Prior to joining Behringer in May 2006, from January 1999 to April 2006 Mr. Alfieri was Senior Vice President of AMLI Residential Properties Trust (“AMLI”), formerly a New York Stock Exchange-listed REIT, where he directed investment activities for the Southwest region. During his seven-year tenure at AMLI, Mr. Alfieri consummated multifamily transactions in excess of $2.5 billion. From 2000 to 2006, Mr. Alfieri was a member of CEC, AMLI’s senior executive committee. In February 2006, AMLI merged into an indirect subsidiary of Morgan Stanley Real Estate’s Prime Property Fund, and the consideration paid for AMLI represented a 20.7% premium over the closing price of its common shares on the last full trading day prior to the public announcement of the merger. From 1991 until 1998, Mr. Alfieri was president and Chief Executive Officer of Revest Group, Inc., a regional full service investment company. Revest was engaged in the acquisition and development of multifamily and commercial properties as a sponsor/general partner on behalf of international and domestic private investors. Mr. Alfieri also was President and Chief Executive Officer of Revest Management Services. Revest Management Services fee managed office, mini-storage and multifamily properties. Mr. Alfieri graduated from Texas A&M with a Bachelor of Business Administration degree in Marketing. Mr. Alfieri is a licensed Real Estate Broker in the State of Texas. Mr. Alfieri served on the Board of Directors of the National Multi Housing Council from 2002 to 2004 and is currently a member of the National Multi Housing Council.

Our board of directors has concluded that Mr. Alfieri is qualified to serve as one of our directors for reasons including his past experience serving as our Chief Executive Officer, President, and Chief Operating Officer and as the Chief Operating Officer of our Former Advisor and our Former Property Manager.  Mr. Alfieri also has significant experience and expertise in making multifamily investments as well as in overseeing the operations and management of multifamily communities.

Sami S. Abbasi has served as one of our independent directors since November 2006.  Since November 2011, Mr. Abbasi has served as Chief Executive Officer and Director of American Pathology Partners, Inc., a laboratory services and cancer diagnostics company. From January 2007 until September 2011, Mr. Abbasi served as Chairman and Chief Executive Officer of National Surgical Care, Inc., which owns, develops, and operates surgical facilities in partnership with physicians and healthcare systems.  From November 2004 to November 2006, Mr. Abbasi served as President and Chief Executive Officer of Radiologix, Inc., a provider of diagnostic imaging services, which was acquired by RadNet, Inc., formerly known as Primedex Health Systems, Inc., in November 2006.  From February 2005 until November 2006, Mr. Abbasi served as a director of Radiologix.  Mr. Abbasi served as Executive Vice President and Chief Operating Officer of Radiologix from October 2003 until November 2004 and as Executive Vice President and Chief Financial Officer of Radiologix from December 2000 until March 2004.  Radiologix was a leading national provider of diagnostic imaging services and was listed on the American Stock Exchange until its November 2006 acquisition by Primedex.  From January 2000 through June 2000, Mr. Abbasi served as Chief Financial Officer and Chief Operating Officer of Adminiquest, Inc., a private company that provided web-enabled and full-service outsourcing solutions to the insurance and benefits industry.  From August 1996 through December 1999, Mr. Abbasi was Senior Vice President and Chief Financial Officer of Radiologix.  From January 1995 through July 1996, Mr. Abbasi served as Vice President in the Healthcare Group of Robertson, Stephens and Company, where he was responsible for investment banking business development and executing a broad range of corporate finance transactions and mergers and acquisitions.  From June 1988 through January 1995, Mr. Abbasi held various positions at Citicorp Securities, including Vice President and Senior Industry Analyst in the Healthcare Group.  Mr. Abbasi received his Masters of Business Administration from the University of Rochester and his Bachelor of Arts, magna cum laude, in Economics from the University of Pennsylvania.

Our board of directors has concluded that Mr. Abbasi is qualified to serve as one of our directors and the chairman of our audit committee for reasons including his significant executive, corporate finance and accounting experience that complements that of our other board members. In particular, Mr. Abbasi has over 10 years of experience as a director and/or executive officer of private and public companies, with a broad range of responsibilities including those relating to financial statements and coordinating with external auditors. Mr. Abbasi also has many years of experience in commercial and investment banking, which background enables Mr. Abbasi to provide valuable insight to our board.

Roger D. Bowler has served as one of our independent directors since November 2006.  Mr. Bowler served in various capacities at Embrey Partners, Ltd. (“Embrey”), a San Antonio, Texas-based multifamily development and management company, from 1981 through 2006.  From 1991 through 2006, Mr. Bowler served as Executive Vice President for Embrey and was responsible for corporate operations, as well as project feasibility, financing, and sales.  Prior to his employment at Embrey, Mr. Bowler established and managed a corporate planning group for a Midwest bank holding company.  Mr. Bowler also served as the Senior Financial Officer for a Houston retail and office developer.  Mr. Bowler earned a Bachelor’s degree in Accounting and a Masters of Business Administration in finance from Michigan State University.  From 1984 through 2006, Mr. Bowler served on the Advisory Board of Directors for the JP Morgan Chase Bank of San Antonio.  Mr. Bowler currently serves on the Board of Directors for the Marathon Title Insurance Company and American Village Communities, Inc. of Fairfax, Virginia. Mr. Bowler was a member of the National Multi Housing Council prior to his retirement from Embrey.

Our board of directors has concluded that Mr. Bowler is qualified to serve as one of our directors for reasons including his significant experience relating to real estate investments and multifamily investments, in particular. For 25 years, Mr. Bowler served in various capacities at an apartment development and management company, including 15 years as an executive officer. Mr. Bowler also has experience as a director and is actively engaged in the professional community, industry trends and issues in the multifamily space.

David D. Fitch has served as one of our independent directors since May 2014. Until his retirement in June 2012, Mr. Fitch served as President (from July 2004) and Chief Executive Officer (from March 2005) of Gables Residential Trust (“Gables”), a former NYSE-listed multifamily real estate investment trust (“REIT”), and in this capacity oversaw all investments, operations, administration and management of the company.  In addition, from March 2005 through June 2012, Mr. Fitch also served on the board of directors of Gables, and from August 2002 through June 2004, Mr. Fitch served as Chief Investment Officer of Gables.  Prior to joining Gables, Mr. Fitch served as President of St. Joe Commercial, a division of the St. Joe Company (NYSE: “Joe”). Mr. Fitch was also partner of the Paragon Group and spent the first 10 years of his career as a development officer with Cadillac Fairview in multiple cities in the United States. Mr. Fitch is a former board member of the Lion Gables Apartment Fund, L.P., the National Multi Housing Council, and Tideland Signal Corporation. Mr. Fitch currently serves as a trustee for several nonprofit organizations, including the Parks Board of Houston and MATCH, and serves on the advisory councils of the Menil Foundation and the national council of the Student Conservation Association. Mr. Fitch is also a member of the Urban Land Institute. Mr. Fitch holds a Bachelor of Arts degree from Colorado College.

Our board of directors has concluded that Mr. Fitch is qualified to serve as one of our directors for reasons including his past experience serving as President, Chief Executive Officer and a director of Gables, formerly a publicly traded REIT. Mr. Fitch also has significant experience in overseeing the operations and management of multifamily communities, as well as capital markets and investment experience.

Jonathan L. Kempner has served as one of our independent directors since November 2008. In October 2009, Mr. Kempner became the President of Tiger 21, LLC, a peer-to-peer learning group for high-net-worth investors. Prior to this, Mr. Kempner was President and Chief Executive Officer of the Mortgage Bankers Association (“MBA”) from April 2001 to December 2008. MBA is the national association representing the real estate finance industry with over 2,400 member companies, including mortgage companies, mortgage brokers, commercial banks, thrifts life insurance companies and others in the mortgage lending field. In addition, Mr. Kempner served on MBA’s Board of Directors (ex officio) and on the board of its business development affiliate, Lender Technologies Corp.

Prior to assuming his role at the MBA, for 14 years, Mr. Kempner was President of the National Multi Housing Council, a leading trade association representing apartment owners, managers, developers, lenders and service providers. Previously, from 1983 to 1987, Mr. Kempner was Vice President and General Counsel of Oxford Development Corp., a privately owned real estate services firm in Maryland, with a focus on commercial real estate development, asset and property management, brokerage and investment advisory services. From 1982 to 1983, Mr. Kempner served as Assistant Director and General Counsel of the Pennsylvania Avenue Development Corp., a federally owned real estate firm. From 1981 to 1982, Mr. Kempner also served as Assistant General Counsel to the Charles E. Smith Companies, a significant owner and developer of apartment complexes.

Mr. Kempner practiced law with Fried Frank, a leading international commercial law firm, from 1977 to 1980 immediately following a clerkship for U.S. District Judge David W. Williams of the Central District of California. Mr. Kempner also served as a Special Consultant to the U.S. Department of the Treasury Office of Capital Markets and as a Staff Assistant to the Subcommittee on Representation of Citizen Interests of the U.S. Senate Committee on the Judiciary and in the office of Sen. Abraham Ribicoff.

Mr. Kempner holds a bachelor’s degree from the University of Michigan (high honors and high distinction, Phi Beta Kappa) and a law degree from Stanford University Law School, where he served on the Stanford Law Review. Mr. Kempner serves on the editorial boards of numerous real estate publications and is on the board of directors of a nonprofit organization, the Ciesla Foundation.

Our board of directors has concluded that Mr. Kempner is qualified to serve as one of our directors for reasons including his 21 years of combined experience heading the MBA and the National Multi Housing Council and his prior experience as a director. With this background, Mr. Kempner brings to our board substantial insight and experience with respect to the multifamily real estate and mortgage industries. In addition, Mr. Kempner has substantial experience acting as an attorney and general counsel, which brings a unique perspective to our board. Mr. Kempner also remains active in the professional and charitable communities.

E. Alan Patton has served as one of our independent directors since November 2006 and Chairman of the Board since September 20, 2013. In May 2013, Mr. Patton became the President of The Morgan Group, Inc., (“Morgan”) a multifamily development and management company, where Mr. Patton is responsible for Morgan’s day-to-day operations. From January 2011 to April 2013, Mr. Patton served as Senior Managing Director of Hines Interests Limited Partnership (“Hines”), an international real estate firm. Mr. Patton’s main focus at Hines was to expand the firm’s multifamily development activity throughout the United States with involvement in site sourcing, product design, development and capital raising and financing. From 1998 to January 2011, Mr. Patton served as President of Morgan. From 1990 to 1998, Mr. Patton was the Managing Director of the Chase Bank of Texas Realty Advisory Group (formerly known as Texas Commerce Realty Advisors). During his eight-year tenure at Chase Bank, Mr. Patton developed and managed Chase’s Real Estate Mezzanine Financing product and worked in the Real Estate Workout/Restructuring Group and the Commercial Real Estate Lending Group.

Mr. Patton previously served as a Project Manager with a Houston-based commercial general contractor, Miner-Dederick Companies, Inc., where he managed office and medical building construction projects nationwide for eight years. Mr. Patton attended Harding University and the University of Houston, from which he received his Bachelor in Science-Finance degree and his Masters of Business Administration. Mr. Patton is on the Board of Directors of the National Multi Housing Council and is a council member of the Urban Land Institute.

Our board of directors has concluded that Mr. Patton is qualified to serve as one of our directors for reasons including his significant real estate and real estate finance experience. He provides valuable knowledge and insight with respect to multifamily investment and management issues. In addition, his expertise in the real estate finance markets complements that of our other board members. Mr. Patton is also active in the professional community.

Robert S. Aisner has served as one of our directors since December 2007 and is a Behringer Nominee.  Mr. Aisner was our Chief Executive Officer from December 2007 to June 30, 2014, and during this time also served as Chief Executive Officer of our Former Advisor and Former Property Manager. In addition, Mr. Aisner serves as a director of TIER REIT, Inc., formerly known as Behringer Harvard REIT I, Inc. (“TIER REIT”), and as a director and Chairman of the Board of Behringer Harvard Opportunity REIT I, Inc. (“Behringer Harvard Opportunity REIT I”) and Behringer Harvard Opportunity REIT II, Inc. (“Behringer Harvard Opportunity REIT II”). Mr. Aisner is also Chief Executive Officer and President of Behringer Harvard Holdings, LLC, an affiliate of the Behringer companies. Mr. Aisner has over 30 years of commercial real estate experience. In addition to Mr. Aisner’s commercial real estate experience, as an officer and director of Behringer-sponsored programs and their advisors, Mr. Aisner has overseen the acquisition, structuring and management of various types of real estate-related loans, including mortgages and mezzanine loans. From 1996 until joining Behringer in 2003, Mr. Aisner served as: (1) Executive Vice President of AMLI Residential Properties Trust (“AMLI”), formerly a New York Stock Exchange-listed REIT focused on the development, acquisition and management of upscale apartment communities and served as advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities; (2) President of AMLI Management Company, which oversaw all of AMLI’s apartment operations in 80 communities; (3) President of the AMLI Corporate Homes division that managed AMLI’s corporate housing properties; (4) Vice President of AMLI Residential Construction, a division of AMLI that performed real estate construction services; and (5) Vice President of AMLI Institutional Advisors, the AMLI division that served as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities. Mr. Aisner also served on AMLI’s executive committee and investment committee. During Mr. Aisner’s tenure, AMLI was actively engaged in real estate debt activities, some of which were similar to our current loan structures. In February 2006, AMLI merged into an indirect subsidiary of Morgan Stanley Real Estate’s Prime Property Fund, and the consideration paid for AMLI represented a 20.7% premium over the closing price of its common shares on the last full trading day prior to the public announcement of the merger. From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group and a general commercial property management group. From 1984 to 1994, Mr. Aisner served as Vice President of HRW Resources, Inc., a real estate development and management company. Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

Our board of directors has concluded that Mr. Aisner is qualified to serve as one of our directors for reasons including his over 30 years of commercial real estate experience. This experience allows him to offer valuable insight and advice with respect to our investments and investment strategies. In addition with prior experience as an executive officer of a New York Stock Exchange-listed REIT, Mr. Aisner is able to assist the board of directors with the critical issues facing our company. Further, as a director of TIER REIT, Behringer Harvard Opportunity REIT I and Behringer Harvard Opportunity REIT II, he has an understanding of the requirements of serving on a public company board.

Murray J. McCabe has served as one of our directors since May 2014 and is a Behringer Nominee.  In September 2012, Mr. McCabe became Managing Partner at Blum Capital Partners, L.P. (“Blum Capital”), an investment firm, where he serves as a member of the Management Committee. Mr. McCabe’s responsibilities include overseeing and managing Blum Capital’s global real estate-related investment initiatives, focusing on distressed debt, opportunistic equity investments and structured investments in public securities. Prior to joining Blum Capital, from 1992 through August 2012, Mr. McCabe worked at JPMorgan Chase & Co. (“JPMorgan”). During his 20-year tenure at JPMorgan, Mr. McCabe held several positions in the Investment Banking Division, including Managing Director and Co-Head of Real Estate and Lodging Investment Banking, North America, from March 2007 to March 2008, and Global Head of Real Estate and Lodging Investment Banking, from March 2008 through his departure in August 2012. In addition, Mr. McCabe served as a member of JPMorgan’s Mergers and Acquisitions Fairness Opinion Committee from 2001 to 2002, the Investment Banking Coverage Management Committee from 2010 through his departure in August 2012, and on the board of JPMorgan Real Estate Advisors during the same period.

Mr. McCabe currently serves as a director of RREEF Property Trust, Inc., a publicly registered REIT focused on investing in high quality, core income-producing real estate properties, and also serves as a director of Columbia Property Trust, one of the country’s largest office REITs focused on investing in and managing high-quality commercial office properties in primary markets nationwide. Mr. McCabe is a member of the advisory board for the Fisher Center for Real Estate and Urban Economics at the University of California at Berkeley, is an executive council member of the Real Estate Finance and Investment Center, and serves on the REIT Investment Funds advisory board for the McCombs School of Business at the University of Texas, Austin. Mr. McCabe received his Bachelor of Arts in Finance from the University of Texas, Austin.

Our board of directors has concluded that Mr. McCabe is qualified to serve as one of our directors for reasons including his significant real estate and real estate finance experience, particularly relating to publicly traded real estate companies and investment banking and capital markets as a result of Mr. McCabe’s 20 year tenure with JPMorgan. Mr. McCabe also has experience as a director of public companies and is active in the REIT industry.

Executive Officers

We currently have five named executive officers.

Name	Position(s)	Age
Mark T. Alfieri	Chief Executive Officer, President, Chief Operating Officer and Director	53
Howard S. Garfield	Executive Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary	56
Margaret M. Daly	Executive Vice President—Property Management	57
Daniel J. Rosenberg	Senior Vice President, General Counsel and Secretary	39
Ross P. Odland	Senior Vice President—Portfolio Management	47

For biographical information about Mark T. Alfieri, see “Board of Directors” above.

Howard S. Garfield has served as our Executive Vice President since June 30, 2014, as our Chief Financial Officer and Treasurer since September 2009, as our Chief Accounting Officer since May 2009, and as our Assistant Secretary since August 2013. In addition, Mr. Garfield served as Chief Financial Officer and Treasurer of our Former Advisor and our Former Property Manager from September 2009 to July 31, 2013, as well as Chief Accounting Officer of these entities from September 2011 to July 31, 2013. Prior to joining Behringer in February 2009, from April 2008 to February 2009, Mr. Garfield was Senior Vice President — Private Equity Real Estate Funds for Lehman Brothers Holdings Inc., formerly a New York Stock Exchange listed investment banking firm, where he was responsible for accounting and fund administration for certain private equity real estate funds sponsored by Lehman Brother Holdings Inc. From 2006 to April 2008, Mr. Garfield was Executive Vice President and Chief Financial Officer of Homevestors of America, Inc., a privately held franchisor related to reselling single-family homes. Mr. Garfield received a Bachelor of Business Administration degree, summa cum laude, from the University of Texas at Austin. Mr. Garfield is a certified public accountant in the State of Texas and a member of the National Association of Real Estate Companies.

Margaret M. “Peggy” Daly has served as our Executive Vice President—Property Management since June 30, 2014, and served as our Senior Vice President—Property Management from July 31, 2013 to June 30, 2014. Ms. Daly served as the Senior Vice President—Property Management of our Former Property Manager from September 2011 to July 31, 2013 and as the Vice President of our Former Property Manager from September 2010 to September 2011. In addition, Ms. Daly served as Senior Vice President of Property Management for Harvard Property Trust, LLC, an affiliate of our Former Advisor, from May 2010 to July 31, 2013. Ms. Daly is responsible for development and leadership of property management and operating platform for our assets.

Ms. Daly has over 30 years of experience in management of Class A multifamily assets. Prior to joining Behringer, from March 2008 to April 2010, Ms. Daly was Executive Vice President of Property Management at Place Properties LLP where she was responsible for the profitability, business development and performance results of over 22,500 beds of student housing. From August 1988 to March 2008, Ms. Daly was with AMLI, where she served as the Executive Vice President — National Director of Operations, Senior Vice President — Revenue Management and Regional Vice President. From June 1979 to March 1988, Ms. Daly was a Divisional Vice President of Property Management with Trammell Crow Residential.

Ms. Daly attended Virginia Polytechnic Institute and studied Business Administration. She served on the board of directors of the Atlanta Apartment Association from 1996 to 2000, was a member of the Advisory Board for the School of Property Management at Virginia Polytechnic Institute, and has served on expert panels at National Apartment Association, National Multi-Housing Council and Multifamily Executive conferences.

Daniel J. Rosenberg has served as our Senior Vice President and General Counsel since June 30, 2014.  Mr. Rosenberg served as our General Counsel—Securities and Risk Management from July 31, 2013 to June 30, 2014. Mr. Rosenberg served as our Senior Vice President—Legal and General Counsel from September 2011 to July 31, 2013 and has served as our Secretary since December 2007. Mr. Rosenberg also served as Senior Vice President—Legal and General Counsel and Secretary of our Former Advisor and Former Property Manager from September 2011 to July 31, 2013. Mr. Rosenberg joined Behringer in June 2004.  While at Behringer, Mr. Rosenberg was responsible for legal matters related to Behringer’s multifamily platform. Prior to the formation of the first Behringer-sponsored multifamily program in 2006, Mr. Rosenberg was responsible for all legal aspects of Behringer’s private offerings.  Prior to joining Behringer, Mr. Rosenberg was a corporate associate at the New York office of what was then Katten Muchin Zavis Rosenman LLP, a leading national law firm, where he represented private and public companies in a wide range of corporate transactions, including acquisitions, divestitures, mergers, financings, joint ventures, private placements and high-yield debt offerings.  Mr. Rosenberg received a Bachelor of Arts degree from the University of Wisconsin at Madison and a Juris Doctor degree from Emory University School of Law in Atlanta, Georgia.  Mr. Rosenberg is licensed as an attorney in Texas and New York.

Ross P. Odland has served as our Senior Vice President—Portfolio Management since July 31, 2013. Mr. Odland served as the Senior Vice President—Portfolio Management of our Former Advisor and Former Property Manager from September 2011 to July 31, 2013, as the Vice President—Portfolio Management of our Former Advisor from November 2007 to September 2011 and as the Vice President—Portfolio Management of our Former Property Manager from March 2008 to September 2011. Mr. Odland is responsible for developing investment strategies, sourcing, developing and managing the Company’s programmatic joint venture partnerships, and leading the asset management group for the multifamily group.

Prior to joining Behringer, from 2000 to 2007, Mr. Odland was Vice President of Portfolio Management at AMLI, where he managed the company’s joint venture relationships and performed portfolio and asset management duties for the company’s southwest region which was valued in excess of $1.1 billion. From 1997 to 2000, Mr. Odland was a consultant with Pricewaterhouse Coopers in the Real Estate Advisory Group. In this role, Mr. Odland performed valuation, market research, and due diligence activities for publicly traded REITS and institutional real estate funds.

Mr. Odland holds a Bachelor of Business Administration degree from the University of Wisconsin-Madison. Mr. Odland is a chartered financial analyst (CFA), a member of the CFA Society of Dallas-Fort Worth and a member of the Pension Real Estate Advisory Association.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board.  Our charter defines an “independent director” as a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Company, Behringer or any of their affiliates by virtue of (1) ownership of an interest in Behringer or any of its affiliates, other than the Company, (2) employment by the Company, Behringer or any of their affiliates, (3) service as an officer or director of Behringer or any of its affiliates, other than as a director of the Company, (4) performance of services, other than as a director of the Company, (5) service as a director or trustee of more than three real estate investment trusts, or “REITs,” organized or advised by Behringer, or (6) maintenance of a material business or professional relationship with Behringer or any of its affiliates.  A business or professional relationship is considered “material” under our charter if the aggregate annual gross revenue derived by the director from Behringer and its affiliates exceeds 5% of either the director’s annual gross income during either of the last two years or the director’s net worth on a fair market value basis. An indirect association with Behringer shall include circumstances in which a director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with Behringer, any of its affiliates or the Company.

Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the NYSE or any other national securities exchange, our board has evaluated whether our directors are “independent” as defined by the NYSE.  The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

Consistent with these considerations, our board has reviewed all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm.  Following this review, the board determined that the majority of the members of our board and each member of our audit committee, compensation committee and nominating committee, is “independent” as defined by our charter and the NYSE.

Board Leadership Structure

E. Alan Patton, one of our independent directors, has served as Chairman of the Board since September 2013, and Mark T. Alfieri currently serves as our Chief Executive Officer.  Our board of directors believes that the current structure of separating the roles of Chairman and Chief Executive Officer is appropriate and effective for our Company. The board believes that there are advantages to having an independent Chairman of the Board, including:

•                  facilitating communications and relations between the board of directors, the Chief Executive Officer, and other senior leadership;

•                  assisting the board in reaching consensus on particular strategies and policies;

•                  facilitating robust evaluation processes for the Chief Executive Officer and other senior leadership.

Our board of directors also believes that the current leadership structure helps to ensure that the appropriate level of oversight, independence and responsibility is applied to all board decisions, including risk oversight.

The duties of the independent Chairman of the Board include:

•                  chairing meetings of the board of directors and executive sessions of the independent directors;

•                  facilitating discussion outside board meetings among the independent directors on key issues and concerns;

•                  serving as non-executive conduit to the Chief Executive Officer of views, concerns and issues of the directors;

•                  interacting with external stakeholders, outside advisors and employees at the discretion of the board; and

•                  supporting proper flow of information to the board to ensure the opportunity for effective preparation and discussion of business under consideration.

Risk Oversight

We are exposed to a wide variety of risks in our business activities, including market, strategic, operational, financial, legal, competitive and regulatory risks. Our board of directors is responsible for oversight of risks facing our Company, while our management is responsible for day-to-day management of risk. In its oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The board receives updates in the ordinary course from management and outside advisors regarding risks we face, including any material litigation and various operating risks. The risk oversight function is also administered through the standing committees of our board of directors, which oversee risks inherent in their respective areas of responsibility, reporting to our board regularly and involving our board as necessary. The board of directors and its relevant committees review with management the risk management practices for which they have oversight responsibility. Further, we believe that our current leadership structure, including that of having an independent Chairman of the Board, enhances the board’s ability to oversee risk.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2013, the board met 14 times.  Each of the persons nominated for election to the board who served as directors during 2013 attended at least 91% of the aggregate number of meetings of the board of directors held during the period he was a director and the meetings of the committees on which he served.  We encourage our directors to attend our stockholder meetings.  In 2013, all of the persons currently nominated for election to the board of directors who served as directors at that time attended the annual meeting of stockholders.  Our entire board considers all major decisions concerning our business, including any investments we make.  However, our board has established committees so that certain functions can be addressed in more depth than may be possible at a full board meeting.  The board of directors has established three permanent committees: the audit committee; the compensation committee; and the nominating committee.  Each such committee is comprised entirely of independent directors.  Each such committee has adopted a written charter approved by the board of directors, which can be found at the website maintained for us at www.monogramres.com/governance.  Each of our independent directors meets the definition of “independent” under NYSE rules, applicable SEC rules and our charter.

During the fiscal year ended December 31, 2013, the audit committee met seven times, the compensation committee met 11 times, and the nominating committee met three times.

In addition, in connection with our review of strategic alternatives during the fiscal year ended December 31, 2012, our board of directors established a special committee consisting of each of our independent directors to consider and evaluate the strategic alternatives of the Company, including the consideration and negotiation of a transaction with Behringer to become self-managed.  These considerations and negotiations continued in 2013 and the special committee met ten times during the fiscal year ended December 31, 2013.

Audit Committee.  The audit committee’s primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review the independent registered public accounting firm’s independence, and to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process.  The audit committee is comprised of Messrs. Abbasi, Bowler, Kempner and Patton.  Mr. Abbasi is the chairman of the audit committee and our board of directors has determined that Mr. Abbasi is an “audit committee financial expert,” as defined by the rules of the SEC.

Compensation Committee.  The compensation committee assists the board of directors in discharging its responsibility in all matters of compensation practices, including any salary and other forms of compensation of our executive officers and our directors.  The compensation committee is comprised of Messrs. Abbasi, Bowler, Fitch, Kempner and Patton.  Mr. Kempner is the chairman of the compensation committee. The primary duties of the compensation committee include reviewing and approving all forms of compensation for our executive officers, reviewing and approving all forms of compensation for our directors, approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares and advising the board on changes in compensation.  The compensation committee also administers our Amended and Restated 2006 Incentive Award Plan (the “Incentive Award Plan”).

Nominating Committee.  The nominating committee is responsible for recommending nominees to serve on our board of directors and considers nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in our bylaws.  Generally, this requires that the stockholder send certain information about the nominee to our corporate secretary between 120 and 150 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year.  Because our directors take a critical role in guiding our strategic direction and oversee our management, board candidates must demonstrate broad-based business and professional skills and experiences, concern for the long-term interests of our stockholders, and personal integrity and judgment.  In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry.  The nominating committee is responsible for assessing the appropriate mix of skills and characteristics required of board members in the context of the perceived needs of the board at a given point in time and shall periodically review and recommend for approval by the board any updates to the criteria as deemed necessary.  Diversity in personal background, race, gender, age and nationality for the board as a whole may be taken into account favorably in considering individual candidates.  The nominating committee seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board. The nominating committee assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board’s collective skill set that should be addressed in the nominating process. The nominating committee made such assessment in connection with director nominations for the Annual Meeting and determined that the composition of the current board of directors satisfies its diversity objectives.

The nominating committee will evaluate the qualifications of each director candidate against the criteria described above in making its recommendation to the board concerning nominations for election or reelection as a director.  The process for evaluating candidates recommended by our stockholders pursuant to our bylaws will be no different than the process for evaluating other candidates considered by the nominating committee.  The nominees to be considered for membership to the board of directors at this Annual Meeting were recommended and nominated by the nominating committee and approved by the full board on August 12, 2014. The nominating committee is comprised of Messrs. Abbasi, Bowler, Fitch, Kempner and Patton.  Mr. Bowler is chairman of the nominating committee.

As noted above, Behringer currently has the right to designate two nominees to serve as directors because of its holdings of our Series A Preferred Stock. These nominees must be reasonably acceptable to our nominating committee. As noted herein, Behringer designated Messrs. Aisner and McCabe to serve as Behringer Nominees. Our nominating committee found these two nominees to be reasonably acceptable and recommended their nomination.

Special Committee. From time to time, our board may form a special committee or committees comprised entirely of disinterested directors to evaluate a particular transaction or related party arrangement. For example, a special committee comprised entirely of our independent directors was formed to evaluate and negotiate the self-management transaction with Behringer pursuant to the Modification Agreement. Neither this committee nor any other special committee that may be formed are standing or permanent committees of the board.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors.  These parties can contact the board by mail at: Audit Committee Chairman of Monogram Residential Trust, Inc., 5600 W. Lovers Lane, Suite 116, No. 110, Dallas, Texas 75209-4330.  The chairman of the audit committee will receive all communications made by this means and will relay all communications to the board of directors.

Code of Business Conduct and Ethics

We have a commitment to conduct our business in accordance with the highest ethical principles. Our Code of Business Conduct and Ethics applies to our employees, officers and directors. A copy of our Code of Business Conduct and Ethics may be accessed on our website at www.monogramres.com/governance. If in the future we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting promptly such information on the website maintained for us as necessary.

Director Compensation

Terms of Director Compensation Effective as of October 1, 2013

Effective October 1, 2013, within 30 days of each annual meeting of stockholders, each independent director will automatically receive an equity award in the form of restricted stock units, or RSUs, equal to $60,000, pursuant to a form of Non-Employee Director Restricted Stock Unit Award Agreement. Each RSU governed by the form of Non-Employee Director Restricted Stock Unit Award Agreement will relate to one share of our common stock and be granted pursuant to the Incentive Award Plan. Each RSU will entitle the holder to cash dividends as if he held a share of our common stock, regardless of vesting or settlement. Each RSU will vest (i) one-third upon the earlier of the first anniversary of the grant date or the first annual stockholder meeting following the grant date, (ii) one-third upon the earlier of the second anniversary of the grant date or the second annual stockholder meeting following the grant date, and (iii) one-third upon the earlier of the third anniversary of the grant date or the third annual stockholder meeting following the grant date. Notwithstanding the foregoing, the grantee will become fully vested in the RSUs in the event of his death or disability while serving on the board or in the event of a change of control of the Company. Regardless of the vesting of the RSUs, they will not be settled by issuance of shares of our common stock until certain events occur as set forth in the form of Non-Employee Director Restricted Stock Unit Award Agreement.

Effective October 1, 2013, we also pay each of our independent directors an annual cash retainer of $60,000 per year. In addition, we pay an independent director serving as the Chairman of the Board an annual cash retainer of $40,000 per year, the chairman of our audit committee an annual cash retainer of $15,000 per year, the chairman of our compensation committee an annual cash retainer of $12,500 per year and the chairman of our nominating committee an annual cash retainer of $7,500 per year. These retainers are paid quarterly in arrears. In addition, we pay each of our independent directors (i) $1,500 for each regular and special meeting of the board or of any committee of the board on which such independent director is a member attended in person or by telephone and (ii) $750 for each unanimous written consent considered by the board or of any committee of the board on which such independent director is a member. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors or any committee thereof.

Generally, if a director is an employee of ours, or an employee of Behringer or its affiliates, we do not pay compensation for services rendered as a director. However, effective as of July 1, 2014, the Behringer Nominees serving on our board became entitled to compensation equivalent to that provided to non-employee directors so long as he or she is not also serving as one of our officers.

Terms of Director Compensation Prior to October 1, 2013

From January 1, 2013 through September 30, 2013, we paid each of our independent directors an annual retainer of $30,000 per year. In addition, we paid the chairman of our audit committee an annual retainer of $10,000 per year and the chairmen of our compensation committee and nominating committee annual retainers of $5,000 per year. These retainers were paid quarterly in arrears. In addition, we paid each of our independent directors (i) $1,500 for each regular and special meeting of the board or of any committee of the board on which such independent director is a member attended in person or by telephone and (ii) $750 for each unanimous written consent considered by the board or of any committee of the board on which such independent director is a member. All directors received reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Through September 30, 2013, if a director also was an employee of ours, or an employee of Behringer or its affiliates, we did not pay compensation for services rendered as a director.

Director Compensation Earned or Paid during 2013

The following table summarizes compensation earned by or paid to the non-employee directors during 2013:

	Fees Earned or Paid in Cash (a)(b)	All Other Compensation	Total
Sami S. Abbasi	$110,250	$—	$110,250
Roger D. Bowler	$110,625	$—	$110,625
Jonathan L. Kempner	$108,125	$—	$108,125
E. Alan Patton	$118,750	$—	$118,750

(a)         This column includes fees earned in 2013, a portion of which were paid in 2014. The amounts paid in 2014 are: $32,250 for Mr. Abbasi, $30,375 for Mr. Bowler, $31,625 for Mr. Kempner, and $38,500 for Mr. Patton.

(b)         David D. Fitch and Murray J. McCabe did not become directors until May 5, 2014.  In addition, Robert S. Aisner and Murray J. McCabe did not begin to earn director compensation until July 1, 2014.

Incentive Award Plan

Our current Incentive Award Plan was approved by the board of directors on November 14, 2006 and by the stockholders on November 15, 2006 and amended and restated by the board of directors on March 14, 2008.  The Incentive Award Plan is administered by our compensation committee and provides for equity awards to non-employee directors, our employees and other bona fide service providers to the Company and its subsidiaries. The Incentive Award Plan authorizes the grant of non-qualified and incentive stock options, restricted stock awards, restricted stock units, stock appreciation rights, dividend equivalents and other stock-based awards. A total of 10,000,000 shares have been authorized and reserved for issuance under our Incentive Award Plan. There were no awards issued during 2013.

As described in Proposal 3, we are currently asking stockholders to approve a new plan, the Second Amended and Restated Incentive Award Plan (the “2014 Incentive Award Plan”).  If the 2014 Incentive Award Plan is approved by our stockholders, it will replace the current Incentive Award Plan.

Equity Compensation Plan Information

The following table gives information regarding our equity compensation plans as of December 31, 2013:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	9,994,000
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	—	—	9,994,000	(1)

(1)         All shares authorized for issuance pursuant to awards not yet granted under the Incentive Award Plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

We provide what we believe is a competitive total compensation package to our named executive officers through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs.  This Compensation Discussion and Analysis explains our compensation philosophy, objectives and practices with respect to our President as of the end of 2013 (who is currently also our Chief Executive Officer), our Chief Financial Officer as of the end of 2013 and the other three most highly-compensated executive officers as of the end of 2013 as determined in accordance with applicable SEC rules, who are collectively referred to as our named executive officers or, in this “Compensation Discussion and Analysis” section, our executives. For purposes of this compensation disclosure, we do not consider Robert S. Aisner, who was our Chief Executive Officer in 2013, to be one of our “named executive officers” or “executives” because, as described further below, he was not an employee of ours and not directly compensated by us.  Our executives are as follows: Mark T. Alfieri, Howard S. Garfield, Margaret M. “Peggy” Daly, Daniel J. Rosenberg and Ross P. Odland.  For information regarding their positions in 2013 and their current positions, please see their biographical information described in “Management of our Company.”

Through July 31, 2013, none of our executive officers received compensation from us for services rendered to us. Through July 31, 2013, all of our executive officers were also officers of our Former Advisor and other Behringer affiliates and were compensated by these entities, in part, for their services to us. Through July 31, 2013, we neither separately compensated our executive officers nor reimbursed Behringer for any compensation paid to its employees who also served as our executive officers, other than through the general fees and expense reimbursements we paid under the advisory management agreement with our Former Advisor and the property management agreement with our Former Property Manager.

At the initial closing of the Modification Agreement on July 31, 2013, Behringer waived the non-solicitation and non-hire provisions contained in the agreements with the Company with respect to the five named executive officers above who previously provided services on our behalf as employees of Behringer. We offered employment to these persons and all of them accepted our offer and became our employees on August 1, 2013. Accordingly we began compensating our named executive officers on August 1, 2013. Our prior Chief Executive Officer, Robert S. Aisner, remained an employee of Behringer and was compensated through his arrangements with Behringer rather than from us. Through December 31, 2013, we neither separately compensated Mr. Aisner nor reimbursed Behringer for any compensation paid to Mr. Aisner, other than through the general fees and expense reimbursements we paid to Behringer.  On June 30, 2014, we completed the self-management transaction and terminated the advisory management agreement with our Former Advisor.  At that time, Mr. Aisner resigned as Chief Executive Officer and Mr. Alfieri, who already served as our President, Chief Operating Officer and one of our directors, was appointed our Chief Executive Officer.

See “Certain Transactions” for a discussion of the fees paid to and services provided by our Former Advisor and its affiliates from January 1, 2013 through June 30, 2014.

Executive Summary

The Company accomplished several key objectives in 2013.

•                  Began the process to transition to self-management, entering into agreements with Behringer and hiring the Company’s initial executives and other employees;

•                  Expanded our joint venture relationship with Stichting Depositary PGGM Private Real Estate Fund (“PGGM”), generally increasing the maximum potential commitment of PGGM by $300 million (in addition to any amounts distributed to PGGM from sales or financings of new joint ventures with PGGM), which we expect to provide (i) access to additional capital to enable us to increase the size and diversification of our multifamily community portfolio and (ii) through fee income and increased participation rights, the potential for more favorable returns on these investments;

•                  Expanded the number of our developments by acquiring land and commencing construction in eight new developments;

•                  Sold four multifamily communities with combined sales prices of $211.9 million, before closing costs, resulting in gain of approximately $50.8 million;

•                  The Same-Store comparable rental revenues for our multifamily communities increased 6% from $158.8 million in 2012 to $168.9 million in 2013;

•                  We obtained financings for $107.0 million at a weighted average fixed rate of 3.6%. Additionally, we obtained new construction financing with total commitments of $161.5 million; and

•                  We reported net income for 2013 of $32.6 million, an increase over a net loss of $30.2 million in 2012, where our 2013 results included gains from sales of multifamily communities of $50.8 million and benefited from improved operations.

Overview of Compensation Philosophy & Objectives

We seek to maintain a total compensation package that provides fair, reasonable and competitive compensation for our executives while also permitting us the flexibility to differentiate actual pay based on the level of individual and organizational performance. We place significant emphasis on annual and long-term performance-based incentive compensation, including cash and equity-based incentives, which are designed to reward our executives based on the achievement of company and individual goals.

The compensation programs for our executives are designed to achieve the following objectives:

•                  Attract and retain top contributors to ensure that we have high caliber executives;

•                  Create and maintain a performance-driven organization, by providing upside compensation opportunity for outstanding performance and downside compensation risk in the event performance falls below expectations;

•                  Align the interests of our executives and stockholders by motivating executives to increase stockholder value along with the achievement of other key corporate goals and objectives;

•                  Encourage teamwork and cooperation while recognizing individual contributions by linking variable compensation to both company and individual performance based on responsibilities and ability to influence financial and organizational results;

•                  Provide flexibility and allow for discretion in applying our compensation principles in order to appropriately reflect individual circumstances as well as changing business conditions and priorities; and

•                  Motivate our executives to manage our business to meet and appropriately balance our short- and long-term objectives, and reward them for meeting these objectives.

We believe our compensation programs are effectively designed and work in alignment with the interests of our stockholders and include a number of best practices, such as:

WHAT WE DO	WHAT WE DON’T DO
✓ We do place a greater emphasis on variable, performance-based compensation, particularly in the form of long-term equity-based compensation	✗ We do not provide tax gross-ups to our executives under any circumstance
✓ We do have a clawback provision that requires executives to reimburse the Company for incentive-based compensation to the extent intentional misconduct results in a restatement	✗ We do not set compensation levels above median for achieving target performance
✓ We do intend to establish our annual incentive program based on objective performance criteria, supplemented by subjective criteria	✗ We do not provide uncapped payouts of bonus awards

✓ We do intend to establish our long-term incentive program based on objective performance criteria, supplemented by subjective criteria; the awards will require subsequent vesting over a multi-year period

✗ We do not pay dividends on unvested performance shares
✓ We do engage an independent compensation consultant to advise the compensation committee on compensation matters	✗ We do not guarantee annual salary increases nor do we pay guaranteed minimum bonuses

Determination of Executive Compensation

Our executive compensation programs are administered by the compensation committee of our board of directors.  The members of the compensation committee are:  Jonathan L. Kempner (Chairman), Sami S. Abbasi, Roger D. Bowler, David D. Fitch, and E. Alan Patton, each of whom are “independent” under our charter and under the independence standards of the NYSE.  Mr. Fitch was appointed as a member of the compensation committee in June 2014 and, therefore, he did not participate in any actions of the compensation committee prior to that time.

The compensation committee sets the overall compensation strategy and compensation policies for our executives and directors.  The compensation committee has the authority to determine the form and amount of compensation appropriate to achieve our strategic objectives, including salary and incentive compensation.  The compensation committee will review its compensation strategy annually to confirm that it supports our objectives and stockholders’ interests and that executives are being rewarded in a manner that is consistent with our strategy.

The compensation committee is responsible for, among other things:

•                  reviewing the compensation of our executives with actual or expected compensation exceeding $300,000 per year, including annual base salary, annual cash incentive compensation and long-term equity incentive compensation;

•                  approving and issuing equity incentive awards;

•                  reviewing and approving all benefit and compensation plans pertaining to our executives (other than those available to our employees generally); and

•                  advising on board compensation.

On May 20, 2013, our compensation committee engaged the services of FPL Associates, L.P., a nationally recognized compensation consulting firm specializing in the real estate industry, to assist us in determining competitive executive compensation levels and the programs to implement.  The compensation committee also worked with FPL Associates to negotiate employment agreements with our executives, develop additional incentive compensation programs, structures or initiatives and establish our director compensation program.  As part of FPL Associates’ engagement, the compensation committee directed FPL Associates to, among other things, provide competitive market compensation data and make recommendations for pay levels for each component of our executive compensation.  FPL Associates has not been engaged by our executives to perform any work on their behalf, and the compensation committee determined that FPL Associates was an independent compensation consultant.

Competitive Benchmark Assessment

FPL Associates considered the following criteria for selecting peer group companies, including, but not limited to:

•                  Companies focused primarily in the multifamily sector;

•                  Real estate companies similar in size to us (defined by gross value/total capitalization, portfolio metrics such as number of properties/units);

•                  Complexity of operations (active development pipeline and/or joint venture transactions); and

•                  Geographic location (companies that may compete with us for talent and/or portfolio concentration).

As such, the peer group consisted of the following:

American Campus Communities, Inc.	Colonial Properties Trust
Ashford Hospitality Trust, Inc.	Gables Residential Trust (private)
Associated Estates Realty Corporation	Mid-America Apartment Communities, Inc.
AvalonBay Communities, Inc.	Post Properties, Inc.
BRE Properties, Inc.	Simpson Housing LLLP (private)
Camden Property Trust	UDR, Inc.

The rationale for the inclusion of the peer companies is shown below:

Company Name	Asset Class	Size	Geography	Complexity
American Campus Communities, Inc.	☒		☒	☒
Ashford Hospitality Trust, Inc.		☒	☒
Associated Estates Realty Corporation	☒	☒
AvalonBay Communities, Inc.	☒			☒
BRE Properties, Inc.	☒			☒
Camden Property Trust	☒		☒
Colonial Properties Trust	☒	☒
Gables Residential	☒	☒		☒
Mid-America Apartment Communities, Inc.	☒
Post Properties, Inc.	☒	☒
Simpson Housing	☒
UDR, Inc.	☒			☒

Given that there is a size differential between some of the selected peers and us in terms of capitalization (we generally ranked between the 25th and 50th percentile), the competitive benchmarking data was reviewed on a size-adjusted basis. Summary size statistics for us relative to the peer companies are shown below.

Size Statistic (Based on year-end 2012)	Our Relative Ranking
Total Capitalization	30th percentile
Market Capitalization	39th percentile

Using size-adjusted market data and information we received from FPL Associates, we entered into employment agreements with each of our executives on August 1, 2013.  These agreements generally established the base salaries and targets for short-term cash and long-term equity incentive compensation for our executives.  In establishing the amounts in these agreements, we generally targeted between the 25th and 50th percentiles of the competitive market based on the peer group described above based on the size of the Company compared to these peers, but also took into account other factors including, among others, the individual experience and skills of, and expected contributions from, the executives.  For a more detailed discussion of the employment agreements with each of our executives, see “Employment Agreements” below.

The Role of Executive Officers in Executive Compensation Decisions

Mr. Alfieri consulted with the compensation committee regarding 2013 compensation levels for each of our executives based on recommendations to our compensation committee provided by FPL Associates.  As our current Chief Executive Officer, Mr. Alfieri will annually review the performance of each of the other executives.  Based on this review, he will make compensation recommendations to the compensation committee, including recommendations for performance targets, salary adjustments, annual cash incentive compensation bonuses, and long-term equity-based incentive awards.  Although the compensation committee considers these recommendations along with data provided by its outside consultants, if any, it retains full discretion to set all compensation.

Elements of Executive Compensation

Base Salary. Our compensation committee believes that payment of a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and qualified executives.  Subject to our existing contractual obligations, we expect our compensation committee to consider salary levels for our executives annually as part of our performance review process, as well as upon any promotion or other change in job responsibility.  In connection with the hiring of our current executives and the negotiation and execution of their employment agreements, our compensation committee recommended and the board of directors approved the following base salaries for fiscal years 2013 and 2014, respectively:

Name	2013	2014
Mark T. Alfieri	$425,000	$425,000
Howard S. Garfield	$325,000	$325,000
Margaret M. “Peggy” Daly	$275,000	$275,000
Daniel J. Rosenberg	$250,000	$250,000
Ross P. Odland	$225,000	$225,000

The goal of our base salary program is to provide salaries at a level that allows us to attract and retain highly qualified executives while preserving significant flexibility to recognize and reward individual performance with other elements of the overall compensation program.  Base salary levels also affect the annual cash incentive compensation because each executive’s annual cash incentive bonus target opportunity is expressed as a percentage of base salary.  The following items are generally considered when determining base salary levels:

•                  market data provided by the compensation committee’s outside consultants;

•                  our financial resources; and

•                  the executive’s experience, scope of responsibilities, performance and prospects.

Annual Cash Incentive Compensation.  It is the intention of our compensation committee to make a meaningful portion of the executives’ compensation contingent on achieving certain performance targets and individual objectives each year.  Because we had only recently started the self-management transition and hired our executives, in January 2014 the executives’ cash incentive compensation for fiscal year 2013 (which was paid in January 2014) was recommended at the target for each executive by the compensation committee, and approved by the board of directors.  However, the committee will use objective performance metrics for each of the executives for 2014 (which may include, among others, EBITDA (earnings before interest, taxes, depreciation, and amortization), FFO (funds from operations), NOI (net operating income), NAV (net asset value), total return, growth, occupancy/leasing goals, investment activity, etc.) and intends to utilize a mix of these objective metrics and a subjective review of performance in setting annual cash incentive compensation in future years.  For a description of the target bonuses for each of our executives, please see “Employment Agreements” below.

Long-Term Equity Incentive Compensation. The objective of our long-term equity incentive award program, which is administered through our Incentive Award Plan, is to attract and retain qualified personnel by offering an equity-based program that is competitive with our peer companies, as well as to promote a performance-focused culture by rewarding employees, including our executives, based upon the achievements of the Company and individual performance.  Our compensation committee believes that equity awards are necessary to successfully attract qualified employees, including the executives, and will continue to be an important incentive for promoting employee retention going forward.  The initial award targets for the executives were determined by the compensation committee, in consultation with FPL Associates, and subsequently reviewed with Mr. Alfieri (with respect to all awards).  For a description of the target equity incentive awards for each of our executives, please see “Employment Agreements” below.  No equity awards were made to employees, including the executives, during 2013.

Because we had only recently started the self-management transition and hired our executives, in January 2014 the executives’ long-term equity incentive compensation for fiscal year 2013 (which was awarded in January 2014) was recommended at the target for each executive by the compensation committee, and approved by the Company’s board of directors. However, the committee will use objective performance metrics for each of the executives for 2014 (which may include, among others, EBITDA (earnings before interest, taxes, depreciation, and amortization), FFO (funds from operations), NOI (net operating income), NAV (net asset value), total return, growth, occupancy/leasing goals, investment activity, etc.) and intends to utilize a mix of objective performance metrics and a subjective review of performance in setting long-term equity awards in future years.  The compensation committee believes that an emphasis on performance measures will drive our long-term success.

Our compensation committee made RSU awards to our executives under our Incentive Award Plan in January 2014, pursuant to a form of Employee Restricted Stock Unit Award Agreement. Each RSU governed by the form of Employee Restricted Stock Unit Award Agreement will relate to one share of our common stock. Each RSU will entitle the holder to cash dividends as if he or she held a share of our common stock, regardless of vesting. Subject to continuous employment of the grantee by the Company, each RSU will vest (i) one-third on the 13-month anniversary of the grant date, (ii) one-third on the second anniversary of the grant date, and (iii) one-third on the third anniversary of the grant date. Notwithstanding the foregoing, the grantee will become fully vested in the RSUs in the event of a change of control of the Company, his or her death or disability, the termination of employment of the grantee without “cause” (as defined in the applicable employment agreement) by the Company or termination of employment by the grantee for “good reason” (as defined in the applicable employment agreement). If the grantee’s employment with the Company terminates for any reason (other than death, disability, termination of employment without “cause” (as defined in the applicable employment agreement) by the Company or termination of employment by the grantee for “good reason” (as defined in the applicable employment agreement)), then any unvested RSUs shall automatically be forfeited. Regardless of the vesting of the RSUs, if the grantee has executed a deferral election form, the settlement date specified in such form shall apply and no shares of stock shall be issued to the grantee until the delayed settlement date. The grantee may defer settlement until the earlier of (a) the grantee’s separation from service, the grantee’s death or a change of control of the Company or (b) a date chosen by the grantee that is at least three years from the grant date.

To the extent we grant options in the future, the exercise price of each stock option awarded to our employees under our Incentive Award Plan will be the “fair market value,” as defined in the Incentive Award Plan to be equal to the estimated per share value of our common stock as established from time to time by the board pursuant to our valuation policy, on the date of grant, which is the date of the compensation committee meeting at which the equity award is determined, as specified in our Incentive Award Plan.

Benefits. All full-time employees, including our executives, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability and life insurance, and our 401(k) plan. We do not have any special benefits or retirement plans for our executives.

Severance. Under their employment agreements, each of our executives is entitled to receive severance payments under certain circumstances in the event that their employment is terminated.  These circumstances and payments are described below under “Employment Agreements” and “Potential Payments Upon Termination or Change of Control.”  Our compensation committee believes that the negotiation of these severance payments was an important factor in enticing the executives to leave the employment of our Former Advisor.

Risk Management

The compensation committee was involved in negotiating each of the employment agreements with our named executive officers.  The committee believes that our compensation policies and practices do not encourage our employees to take excessive or unnecessary risks and are not reasonably likely to have a material adverse effect on the Company.  In making this assessment, the compensation committee considered a variety of factors, including base salary, annual cash incentive compensation and long-term equity incentive compensation opportunities available to our named executive officers.  The committee believes that the combination of the compensation elements should lead to executive and employee behavior that is consistent with our overall objectives and risk profile.

Impact of Regulatory Requirements on Executive Compensation

Section 162(m). Under Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to herein as the “Code,” certain limits are placed on the tax deductibility of compensation paid to our Chief Executive Officer and our three most highly compensated executives other than our Chief Executive Officer and Chief Financial Officer unless the compensation meets the requirement for “performance-based compensation” as set forth in the Code and the related regulations. Our compensation committee has considered the possible effect of Section 162(m) of the Code in designing our compensation programs and policies. Further, as long as we qualify as a REIT, we generally will not pay taxes at the corporate level and, therefore, losing the deductibility of compensation does not have a significant adverse impact on the Company. Section 162(m) of the Code did not limit our ability to take a tax deduction for all of the compensation paid to these executives for the year ended December 31, 2013.

To the extent that any part of our compensation expense is not deductible under Section 162(m) of the Code, we might be required to pay certain distributions to our stockholders to maintain our status as a REIT. Also, any compensation allocated to our taxable REIT subsidiaries whose income is subject to federal income tax would result in an increase in income taxes due to the inability to deduct the compensation. The committee will continue to take into account the materiality of any deductions that might be lost as well as the broader interests to be served by paying competitive compensation.

Section 409A. Section 409A of the Code may affect the federal income tax treatment of most forms of deferred compensation by accelerating the timing of the inclusion of the deferred compensation to the recipient for federal income tax purposes and imposing an additional federal income tax on the recipient equal to 20% of the amount of the accelerated income under certain circumstances. The committee considers the potential adverse federal income tax impact of Section 409A of the Code in determining the form and timing of compensation paid to our executives and other employees and service providers.

Section 280G and 4999. Sections 280G and 4999 of the Code limit a company’s ability to deduct, and impose excise taxes on, certain “excess parachute payments” (as defined in Sections 280G and 4999 of the Code and related regulations) paid to each service provider (including an employee or officer) in connection with a change of control of the company (as set forth in Sections 280G and 4999 of the Code and related regulations). The committee considers the potential adverse tax impact of Sections 280G and 4999 of the Code, as well as other competitive factors, in structuring certain post-termination compensation or other compensation that might be payable to our executives and other employees and service providers in connection with a change of control of the company but has determined not to provide any tax grossed-up payment to assist any executive in the payment of these excise taxes.

Compensation Committee Report

The compensation committee has certain duties and powers as described in its charter. The compensation committee is currently comprised of the five independent directors named at the end of this report, each of whom is “independent” under our charter and the independence standards of the NYSE. The compensation committee has furnished the following report on executive compensation for the fiscal year ended December 31, 2013.

The compensation committee has reviewed and discussed with management the “Executive Compensation —Compensation Discussion and Analysis” section contained in this Proxy Statement (the “CD&A”). Based on this review and the committee’s discussions, the compensation committee has recommended and approved the CD&A included in this Proxy Statement.

COMPENSATION COMMITTEE:

Jonathan L. Kempner, Chairman

Sami S. Abbasi

Roger D. Bowler

David D. Fitch

E. Alan Patton

The foregoing report shall not constitute “soliciting material” and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

Summary Compensation Table

Prior to August 1, 2013, we did not have any employees and did not compensate our executives.  Our Former Advisor was responsible for managing our day-to-day operations.  Each of our executives was an employee of an affiliate of our Former Advisor and was compensated by this affiliate for services performed by our Former Advisor on our behalf.  On July 31, 2013, we entered into a series of agreements, and amendments to the agreements and arrangements existing at the time with, among others, our Former Advisor.  As a result of these agreements and amendments, we began to perform certain functions previously provided to us by our Former Advisor.  We hired, and entered into employment contracts with, our executives and began paying compensation to these persons.  As a result, the table below reflects compensation paid to our named executive officers beginning August 1, 2013.  A description of the employment agreements with each of our named executive officers is contained herein.  See “Employment Agreements” below.

Name	Year	Salary(1)	Bonus(2)	All Other Compensation	Total
Mark T. Alfieri	2013	$177,083	$425,000	$—	$602,083
Howard S. Garfield	2013	$135,416	$325,000	$—	$460,416
Margaret M. “Peggy” Daly	2013	$114,583	$137,500	$—	$252,083
Daniel J. Rosenberg	2013	$104,167	$125,000	$—	$229,167
Ross P. Odland	2013	$93,750	$135,000	$—	$228,750

(1)                                 Includes base salary paid from August 1, 2013 to December 31, 2013.

(2)                                 Represents amounts paid as bonuses for performance in respect of 2013 although not paid until 2014.  As part of the transition to self-management, the Company agreed to pay full-year 2013 bonuses.

Employment Agreements

Effective as of August 1, 2013, we entered into Employment Agreements (collectively, the “Employment Agreements”) with each of the following named executive officers: Mark T. Alfieri; Howard S. Garfield; Margaret M. “Peggy” Daly; Daniel J. Rosenberg; and Ross P. Odland. The Employment Agreements were approved by the board of directors of the Company, based upon the recommendation of the compensation committee of the board. The compensation committee reviewed competitive executive contract market materials and retained its own legal counsel and independent compensation consultant to, among other things, negotiate the terms of the Employment Agreements.

The Employment Agreements of Mr. Alfieri and Mr. Garfield provide for a term commencing August 1, 2013 and ending August 1, 2017. The Employment Agreements of Mr. Odland, Mr. Rosenberg and Ms. Daly provide for a term commencing August 1, 2013 and ending August 1, 2016. Each Employment Agreement will automatically continue for an additional one-year period unless either party provides 60 days written notice of non-renewal prior to the expiration of the initial term.

Compensation. During the term of each Employment Agreement, we will pay each executive officer an annual base salary, as set forth in the table below, which will be redetermined annually and may not be reduced without the executive officer’s consent. In addition, during the term of his or her Employment Agreement, each executive officer will be eligible to receive cash incentive compensation as determined by the compensation committee of our board. Each executive officer’s target annual incentive compensation will be equal to a percentage of his or her base salary, also as set forth below. The cash incentive compensation will be predicated on both objective corporate and individual measures to be mutually agreed upon between the executive officer and the compensation committee. The amount of cash incentive compensation awarded to the executive officer each year must be reasonable in light of the contributions made by the executive officer for the year in relation to the contributions made and incentive compensation awarded to other senior executives of the Company for the same year.

Executive	Minimum Annual Base Salary for 2013	Target Annual Cash Incentive Compensation (as % of annual base salary)
Mark T. Alfieri	$425,000	100%
Howard S. Garfield	$325,000	100%
Margaret M. “Peggy” Daly	$275,000	50%
Daniel J. Rosenberg	$250,000	50%
Ross P. Odland	$225,000	60%

During the term of his or her Employment Agreement, each executive officer also will be eligible to receive equity awards under our Incentive Award Plan, as amended, and any other successor plan, at the discretion of the compensation committee. Each executive officer’s target annual long-term incentive award will be equal to a percentage of his or her base salary plus his or her target annual cash incentive compensation, as set forth in the table below. The amount of each equity award granted to the executive officer must be reasonable in light of the contributions made, or anticipated to be made, by the executive officer for the period for which that equity award is made.

Executive	Target Annual Long-Term Incentive Award (as % of annual base salary + target annual cash incentive compensation)
Mark T. Alfieri	110%
Howard S. Garfield	90%
Margaret M. “Peggy” Daly	50%
Daniel J. Rosenberg	67.5%
Ross P. Odland	50%

Payments Upon Termination or Change in Control. Under the Employment Agreements, we are required to provide any earned compensation and other vested benefits to the executive officers in the event of a termination of employment. In addition, each executive officer will have the right to additional compensation and benefits depending upon the manner of termination of employment, as summarized below.

During the term of each Employment Agreement, we may terminate the agreement with or without “cause,” defined as, among other things, the executive officer’s dishonest or fraudulent action, willful misconduct or gross negligence in the conduct of his or her duties to us, or the executive officer’s material uncured breach of the Employment Agreement. In addition, each executive officer may terminate his or her Employment Agreement for “good reason,” defined as, among other things, a material breach of the Employment Agreement by the Company. If the executive officer’s employment is terminated by the Company without “cause” or by the executive officer with “good reason:”

•                  we will pay the executive officer an amount equal to the product of: (1) a “Severance Multiple,” equal to 2.6 for Mr. Alfieri, 2.0 for Mr. Garfield, 2.0 for Ms. Daly, 2.0 for Mr. Rosenberg, 2.0 for Mr. Odland; and (2) the sum of: (a) the executive officer’s base salary; and (b) the average of the annual cash incentive compensation received by the executive officer each year during the term of his or her Employment Agreement;

•                  all equity awards with time-based vesting will immediately vest in accordance with their terms, and each equity award with performance vesting which has been granted or would otherwise have been granted to the executive officer during the applicable performance period/calendar year in the ordinary course will vest at an amount based on our performance from the commencement of the performance period through the end of the performance period, multiplied by a fraction, the numerator of which will be equal to the number of days the executive officer was employed by us from the commencement of the performance period through the date of termination and the denominator of which will be equal to the total number of days in the performance period; and

•                  if the executive officer was participating in our group medical, vision and dental plan immediately prior to the date of termination, then we will pay to the executive officer a lump sum payment equal to: (1) 18 times the amount of the monthly employer contribution that we made to an insurer to provide these benefits to the executive officer and his or her dependents in the month immediately preceding the date of termination; plus (2) the amount we would have contributed to their health reimbursement arrangement for 18 months from the date of termination if the executive officer had remained employed by us.

In the event that an executive officer’s employment is terminated within 18 months after the occurrence of the first event constituting a “change in control” (as defined in the Employment Agreement) of the Company, each Employment Agreement provides that all equity awards with time-based vesting will immediately vest and each equity award with performance vesting which has been granted or would otherwise have been granted to the executive officer during the applicable performance period/calendar year in the ordinary course will vest, without any proration, based on achievement of our performance from the commencement of the performance period through the end of the calendar month immediately preceding the change in control. Further, during the employment term, if within 18 months after a change in control, the executive officer’s employment is terminated by the Company without “cause” or the executive officer terminates his or her employment for “good reason,” the executive officer will receive the same cash severance as described above (but not the equity severance described above).

In the event that an executive officer’s employment is terminated on account of the death or disability of the executive officer, each Employment Agreement provides that we will pay the executive officer (or his or her authorized representative or estate):

•                  the sum of the executive officer’s base salary earned through the date of termination, unpaid expense reimbursements, unused paid time off accrued through the date of termination, any vested benefits the executive officer may have under our employment benefit plans through the date of termination, and any awarded and unpaid cash incentive compensation that the executive officer earned on or before the date of termination;

•                  a lump sum payment equal to 100 percent of his or her current base salary; and

•                  the pro rata portion of any cash incentive compensation which would have been earned by the executive officer during such year of termination had the executive officer remained employed the entire year.

Upon the date of termination on account of death or disability of the executive officer, all equity awards with time-based vesting will immediately fully vest in accordance with their terms and become non-forfeitable. Each equity award with performance vesting which has been granted or would otherwise have been granted to the executive officer during the applicable performance period/calendar year in the ordinary course shall vest at an amount based upon our achievement of performance goals through the end of the performance period, multiplied by a fraction, the numerator of which will be equal to the number of days the executive officer was employed by us from the commencement of the performance period through the date of termination and the denominator of which will be equal to the total number of days in the performance period.

Other Terms and Conditions. During the term of the Employment Agreement and for a period of 15 months after termination of employment during the term, each executive officer has agreed to certain non-competition and non-solicitation provisions. The executive officers have also agreed to certain non-disclosure and non-disparagement provisions both during and after their employment with the Company. During the term of each Employment Agreement, if the executive officer’s employment is terminated by us without cause or for good reason, we will not pay the executive officer the severance compensation described above unless the executive officer signs a general release of claims in favor of us and our related persons and entities in a form and manner satisfactory to us.

Additionally, in the event that the amount of any compensation, payment or distribution by us to or for the benefit of the executive officers upon the occurrence of a “change in control,” calculated in a manner consistent with Section 280G of the Code, and the applicable regulations thereunder (the “Severance Payments”), would be subject to the excise tax imposed by Section 4999 of the Code, the Severance Payments would be reduced to a level that would not subject the executive officer to such excise tax but only if such reduction would result in greater after-tax proceeds to the executive officer.

The determination whether to reduce the Severance Payments payable to the executive officer will be made by a nationally recognized accounting firm jointly selected by us and the executive officer. Any determination by the accounting firm will be binding upon us and the executive officer.

Potential Payments upon Termination or Change of Control

The following table summarizes the potential cash payments and estimated equivalent cash value of benefits that would be payable to our executives under the terms of their employment agreements described above upon termination of those agreements under the various scenarios listed below, assuming the event took place on December 31, 2013 (without regard to any potential reductions required under the employment agreements for amounts in excess of Section 280G thresholds):

Name	Without Cause/ For Good Reason	Change-in-Control (Termination Without Cause/ For Good Reason)	Death/Disability
Mark T. Alfieri	$2,210,000	$2,210,000	$850,000
Howard S. Garfield	$1,300,000	$1,300,000	$650,000
Margaret M. “Peggy” Daly	$825,000	$825,000	$412,500
Daniel J. Rosenberg	$750,000	$750,000	$375,000
Ross P. Odland	$720,000	$720,000	$360,000

The amounts described above do not include payment or benefits to the extent they have been earned prior to the termination of employment or are provided on a non-discriminatory basis to salaried employees upon termination of employment, including, but not limited to, accrued vacation.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee served as an officer or employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2013 or formerly served as an officer of the Company or any of our subsidiaries. In addition, during the fiscal year ended December 31, 2013, none of our executive officers served as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock. These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC. Based solely on a review of the copies of such forms furnished to the Company during and with respect to the fiscal year ended December 31, 2013, or written representations that no additional forms were required, we believe that all required Section 16(a) filings were timely and correctly made by reporting persons during 2013.

OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of September [•], 2014, regarding the beneficial ownership of our common stock and Series A Preferred Stock by each person known by us to beneficially own 5% or more of the outstanding shares of such classes of stock, each of our directors, each of our executive officers, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on [•] shares of common stock outstanding as of September [•], 2014.

Name of Beneficial Owner	Class of Stock	Amount and Nature of Beneficial Ownership (a)	Percentage of Class
Behringer Harvard Multifamily REIT I Services Holdings, LLC (b) (c)	Series A Preferred Stock	10,000	100%
Behringer Harvard Holdings, LLC (b) (c)	Common Stock	24,969	*
Robert S. Aisner (c)(d)	Common Stock	6,139	*
Sami S. Abbasi (e)	Common Stock	2,000	*
Roger D. Bowler (e)	Common Stock	4,000	*
David D. Fitch (e)	—	—	—
Jonathan L. Kempner (e)	—	—	—
Murray J. McCabe (e)	—	—	—
E. Alan Patton (e)	Common Stock	5,000	*
Mark T. Alfieri (e)	Common Stock	6,139	*
Margaret M. Daly (e)	—	—	—
Howard S. Garfield (e)	—	—	—
Ross P. Odland (e)	Common Stock	2,456	*
Daniel J. Rosenberg (e)	—	—	—
All current directors and executive officers as a group (12 persons)	Common Stock	25,734	*

*                         Represents less than 1%

(a)         For purposes of calculating the percentage beneficially owned, the number of shares of common stock deemed outstanding includes [•] shares of common stock outstanding as of September [•], 2014. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person or group who has or shares voting and investment power with respect to such shares.

(b)         Behringer Harvard Multifamily REIT I Services Holdings, LLC is an indirect subsidiary of Behringer Harvard Holdings, LLC. Robert M. Behringer is the beneficial owner of approximately 40% of the outstanding limited liability company interests and beneficially controls the voting of approximately 85% of the outstanding limited liability company interests of Behringer Harvard Holdings, LLC. Behringer Harvard Holdings, LLC indirectly owns and controls Behringer Harvard Multifamily REIT I Services Holdings, LLC.

(c)          Address is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

(d)         Does not include 24,969 shares of common stock owned by Behringer Harvard Holdings, LLC, of which Mr. Aisner controls the disposition of approximately 4% of the limited liability company interests, or 10,000 shares of Series A Preferred Stock owned by Behringer Harvard Multifamily REIT I Services Holdings, LLC, an indirect subsidiary of Behringer Harvard Holdings, LLC. Robert M. Behringer has the right to vote Mr. Aisner’s interest in Behringer Harvard Holdings, LLC.

(e)          Address is 5800 Granite Parkway, Suite 1000, Plano, Texas 75024.

AUDIT MATTERS

Audit Committee Report

The audit committee reviews our financial reporting process on behalf of the board of directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the audit committee has met and held discussions with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, regarding the fair and complete presentation of the Company’s results.  The audit committee has discussed significant accounting policies applied by the Company in its audited financial statements, as well as alternative treatments.  Management represented to the audit committee that the Company’s audited financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the audited financial statements with management and the Company’s independent registered public accounting firm.  The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standards No. 16, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

In addition, the audit committee has discussed with the Company’s independent registered public accounting firm its independence from the Company and its management, including the matters in the written disclosures and the letter provided to the audit committee by the independent registered public accounting firm, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence.  The audit committee has concluded that the independent registered public accounting firm is independent from the Company.

The audit committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.  The audit committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, on March 7, 2014, the audit committee recommended to the board of directors, and the board then approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and filed the Form 10-K with the SEC on March 12, 2014.  In addition, the audit committee has selected, and the board of directors has ratified the selection of, the Company’s independent registered public accounting firm.  The following independent directors, who constitute all of the audit committee, provide the foregoing report.

AUDIT COMMITTEE:

Sami S. Abbasi, Chairman
Roger D. Bowler
Jonathan L. Kempner
E. Alan Patton

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”) has served as our independent registered public accounting firm since November 14, 2006.  Our management believes that Deloitte is knowledgeable about our operations and accounting practices and is well qualified to act as our independent registered public accounting firm.  The audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests.  Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

Representatives of Deloitte have been invited and are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Other Fees

The following table presents fees for professional services rendered by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”) for the audits of our annual financial statements for the years ended December 31, 2013 and 2012:

	2013	2012
Audit fees (a)	$637,000	$482,000
Audit-related fees (b)	14,000	—
Tax fees (c)	—	—
All other fees	—	—
Total fees	$651,000	$482,000

(a)         Audit fees consist principally of fees for the audit of our annual consolidated financial statements and review of our consolidated financial statements included in our quarterly reports on Form 10-Q.

(b)         Audit-related fees consist of professional services performed in connection with a review of registration statements, as amended, for the public offerings of our common stock audits and reviews of historical financial statements for property acquisitions (including compliance with the requirements of Rules 3-05, 3-06, 3-09 or 3-14) and Sarbanes-Oxley Act, Section 404 advisory services.

(c)          Tax fees consist principally of assistance with matters related to tax compliance, tax planning and tax advice.

The audit committee considers the provision of these services to be compatible with maintaining the independence of Deloitte & Touche.

Audit Committee’s Pre-Approval Policies and Procedures

The audit committee must approve any fee for services to be performed by our independent registered public accounting firm in advance of the service being performed. For proposed projects using the services of our independent registered public accounting firm that are expected to cost under $25,000, the audit committee will be provided information to review and must approve each project prior to commencement of any work. For proposed projects using the services of our independent registered public accounting firm that are expected to cost $25,000 and over, the audit committee will be provided with a detailed explanation of what is being included and asked to approve a maximum amount for specifically identified services in each of the following categories: (a) audit fees; (b) audit-related fees; (c) tax fees; and (d) all other fees for any services allowed to be performed by the independent registered public accounting firm. If additional amounts are needed, the audit committee must approve the increased amounts prior to the previously approved maximum being reached and before the additional work may continue. Approval by the audit committee may be granted at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications. We will report the status of the various types of approved services and fees, and cumulative amounts paid and owed, to the audit committee on a regular basis.

The audit committee approved all of the services provided by, and fees paid to, Deloitte & Touche during the years ended December 31, 2013 and 2012.

CERTAIN TRANSACTIONS

Policies and Procedures with Respect to Related Party Transactions

We do not currently have written formal policies and procedures for the review, approval or ratification of transactions with related persons, as defined by Item 404 of Regulation S-K of the Exchange Act. Under that definition, transactions with related persons are transactions in which we were or are a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of our voting securities and immediate family members of any of the foregoing persons.

Our charter, however, contains provisions setting forth our ability to engage in certain transactions. Our board reviews all of these transactions as well as any related party transactions. As a general rule, any related party transaction must be approved by a majority of the directors not otherwise interested in the transaction.  In determining whether to approve or authorize a particular related party transaction, these directors will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

We believe that our general policies and procedures regarding related party transactions are evidenced by the disclosures in our current and prior proxy statements under the caption “Certain Transactions.”  We may in the future adopt written policies and procedures regarding related party transactions.

Related Party Transactions

Robert M. Behringer, who was our Chairman of the Board and a director from December 2007 through January 31, 2013, and Robert S. Aisner, who has served as one of our directors since December 2007, is a Behringer Nominee, and was our Chief Executive Officer from December 2007 to June 30, 2014, have indirect ownership of our Former Advisor and the other Behringer entities that have benefited or may benefit from the transactions described below.  In addition, through July 31, 2013, all of our executive officers were employees of Behringer.  Throughout 2013 and through the date of this Proxy Statement, all of our executive officers have had indirect ownership interests in Behringer entities that have benefited or may benefit from the transactions described below.

As we have previously disclosed, on June 30, 2014, we completed the self-management transaction contemplated by the Modification Agreement.  Prior to the completion of the self-management transaction, we relied on Behringer to provide services and personnel for our management and day-to-day operations, including advisory services performed by our Former Advisor and property management services provided by our Former Property Manager.

Summary of Certain Fee and Expense Reimbursements to our Advisor and its Affiliates

The following is a summary of certain costs paid or incurred pursuant to our advisory management agreement and property management agreement, each as amended from time to time, for the year ended December 31, 2013 and the six months ended June 30, 2014. For a description of the terms of the agreements, as they have been amended, and the payment of certain other fees and expenses, please see below.

For the year ended December 31, 2013 and the six months ended June 30, 2014, our Former Advisor earned acquisition and advisory fees, including the acquisition expense reimbursement, of approximately $15.0 million and $4.4 million, respectively. For the year ended December 31, 2013 and the six months ended June 30, 2014, approximately $13.2 million and $4.4 million of these amounts, respectively, were capitalized to our development projects as construction in progress. As of June 30, 2014, acquisition and advisory fees related to 19 developments were subject to final reconciliation to actual amounts as described below.

For the year ended December 31, 2013 and the six months ended June 30, 2014, our Former Advisor earned debt financing fees of approximately $1.5 million and $0.3 million, respectively.

For the year ended December 31, 2013 and the six months ended June 30, 2014, our Former Advisor earned asset management fees of approximately $7.7 million and $3.8 million, respectively. For the year ended December 31, 2013, our Former Advisor waived the difference between asset management fees calculated on the basis of value of our investments and asset management fees calculated on the basis of cost of our investments, resulting in waivers totaling approximately $0.3 million.  Our Former Advisor did not waive this difference with respect to the six months ended June 30, 2014.

For the year ended December 31, 2013 and the six months ended June 30, 2014, our Former Property Manager or its affiliates earned property management fees, net of expenses to third party property managers but including reimbursements to our Former Property Manager, of $23.4 million and $11.3 million, respectively.

For the year ended December 31, 2013 and the six months ended June 30, 2014, our Former Advisor was reimbursed approximately $1.8 million and $0.9 million, respectively. As of June 30, 2014, our payables to our Former Advisor and its affiliates were $0.1 million.

Summary of Related Party Arrangements in Place Through July 31, 2013

The following description summarizes our related party arrangements in place from January 1, 2013 through July 31, 2013.

Pursuant to the advisory management agreement in place from January 1, 2013 through July 31, 2013, our Former Advisor and its affiliates received acquisition and advisory fees of 1.75% of (1) the contract purchase price paid or allocated in respect of the development, construction or improvement of each asset acquired directly by us, including any debt attributable to these assets, or (2) when we made an investment indirectly through another entity, our pro rata share, based on our stated or back-end ownership percentage, of the gross asset value of real estate investments held by that entity. Fees due in connection with a development or improvements were based on amounts approved by our board of directors and reconciled to actual amounts at the completion of the development or improvement. Our Former Advisor and its affiliates also received 1.75% of the funds advanced in respect of a loan or other investment.

Our Former Advisor received a non-accountable acquisition expense reimbursement in the amount of 0.25% of (1) the funds paid for purchasing an asset, including any debt attributable to the asset, plus the funds budgeted for development, construction or improvement in the case of assets that we acquired and intended to develop, construct or improve, and (2) the funds advanced in respect of a loan or other investment. We also paid third parties, or reimbursed our Former Advisor, for any investment-related expenses due to third parties in the case of a completed investment, including, but not limited to, legal fees and expenses, travel and communication expenses, costs of appraisals, accounting fees and expenses, third-party brokerage or finder’s fees, title insurance, premium expenses and other closing costs. In addition, to the extent our Former Advisor or its affiliates directly provided services formerly provided or usually provided by third parties, including, without limitation, accounting services related to the preparation of audits required by the SEC, property condition reports, title services, title insurance, insurance brokerage or environmental services related to the preparation of environmental assessments in connection with a completed investment, the direct employee costs and burden to our Former Advisor of providing these services were acquisition expenses for which we reimbursed our Former Advisor. In addition, acquisition expenses for which we reimbursed our Former Advisor included any payments made to (1) a prospective seller of an asset, (2) an agent of a prospective seller of an asset, or (3) a party that had the right to control the sale of an asset intended for investment by us that were not refundable and that were not ultimately applied against the purchase price for such asset. Except as described above with respect to services customarily or previously provided by third parties, our Former Advisor was responsible for paying all of the expenses it incurred associated with persons employed by our Former Advisor to the extent dedicated to making investments for us, such as wages and benefits of the investment personnel. Our Former Advisor was also responsible for paying all of the investment-related expenses that we or our Former Advisor incurred that were due to third parties or related to the additional services provided by our Former Advisor as described above with respect to investments we did not make, other than certain non-refundable payments made in connection with any acquisition.

Our Former Advisor received debt financing fees of 1% of the amount available to us under debt financing which were originated, assumed or refinanced by or for us. Our Former Advisor could pay some or all of these fees to third parties with whom it subcontracted to coordinate financing for us.

From January 1, 2013 through July 31, 2013, our Former Advisor received a monthly asset management fee for each real estate related asset held by us. The amount of the fee was one-twelfth of 0.50% of the sum of the higher of the cost or value of our assets.

We would pay a development fee to our Former Advisor in an amount that was usual and customary for comparable services rendered to similar projects in the geographic market of the project; provided, however, we would not pay a development fee to an affiliate of our Former Advisor if our Former Advisor or any of its affiliates elected to receive an acquisition and advisory fee based on the cost of such development. Our Former Advisor has earned no development fees since our inception.

From January 1, 2013 through July 31, 2013, for multifamily communities with respect to which we had control over the selection of the property manager and chose to hire the Former Property Manager, property management services were provided by the Former Property Manager and its affiliates through a property management agreement, as it may be amended from time.

From January 1, 2013 through July 31, 2013, under the property management agreement in place, property management fees were equal to 3.75% of gross revenues. In the event that we contracted directly with a non-affiliated third party property manager in respect to a property, we would pay the Former Property Manager or its affiliates an oversight fee equal to 0.5% of gross rental revenues of the property managed. In no event would we pay both a property management fee and an oversight fee to the Former Property Manager or its affiliates with respect to a particular property. We would reimburse the costs and expenses incurred by the Former Property Manager on our behalf, including the wages and salaries and other employee-related expenses of all on-site employees of the Former Property Manager and other out-of-pocket expenses that are directly related to the management of specific properties.

As part of our reimbursement of administrative expenses, we reimbursed our Former Advisor for any direct expenses and costs of salaries and benefits of persons employed by our Former Advisor performing advisory services for us, provided, however, that we would not reimburse our Former Advisor for personnel employment costs incurred by our Former Advisor in performing services under the advisory management agreement to the extent that the employees performed services for which our Former Advisor received a separate fee other than with respect to acquisition services formerly provided or usually provided by third parties. We also did not reimburse our Former Advisor for the salary or other compensation of any of our executive officers.

Summary of Related Party Arrangements in Place as of July 31, 2013

Effective July 31, 2013, we and Behringer entered into the Modification Agreement, setting forth various terms of and conditions to the modification of the business relationships between us and Behringer.

At the initial closing of the Modification Agreement (the “Initial Closing”), which also occurred on July 31, 2013, the Former Advisor waived the non-solicitation and non-hire provisions contained in the agreements with the Company with respect to five executive officers who previously provided services on our behalf as employees of Behringer. We offered employment to these persons, referred to herein as the “Initial Transferred Executives,” and all of them accepted our offer and became our employees on August 1, 2013.

In addition, at the Initial Closing, we acquired from Behringer the general partnership interest (the “GP Interest”) in Behringer Harvard Master Partnership I LP (the “Master Partnership”), an entity with which we have made a number of co-investments.  The Master Partnership is a joint venture with Stichting Depositary PGGM Private Real Estate Fund, a Dutch foundation acting in its capacity as depositary of and for the account and risk of PGGM Private Real Estate Fund, an investment vehicle for Dutch pension funds that has co-invested with us.  This acquisition entitles us to, among other things, the advisory and incentive fees that Behringer would have otherwise been entitled to receive as general partner of the Master Partnership. The purchase price for the GP Interest was $23,115,000.

At the Initial Closing, we also paid Behringer $2.5 million as reimbursement for its costs and expenses related to the negotiation of the contemplated agreements, arrangements and amendments and the closing of the transaction. These expenses are in addition to the expenses that we incurred on our own behalf for legal and financial advisors in connection with these transactions. We also issued 10,000 shares of the Series A Preferred Stock, to Behringer. The shares of Series A Preferred Stock entitle the holder to one vote per share on all matters submitted to the holders of the common stock, a liquidation preference equal to $10.00 per share before the holders of common stock are paid any liquidation proceeds, and 7.0% cumulative cash dividends on the liquidation preference and any accrued and unpaid dividends.  As part of the consideration for issuing the Series A Preferred Stock, the Former Advisor surrendered all existing 1,000 convertible shares of non-participating, non-voting stock, par value $0.0001 per share, of the Company, which we immediately cancelled.

At the Initial Closing, we also entered into an amended and restated advisory management agreement, an amended and restated property management agreement, an amended and restated license agreement, a transition services agreement, and a registration rights agreement. Each of these is summarized below.

The completion of the remainder of the self-management transactions contemplated by the Modification Agreement (the “Self-Management Closing”) occurred on June 30, 2014 (the “Self-Management Closing Date”).  At the Self-Management Closing, Behringer waived the non-solicitation and non-hire provisions of the Amended and Restated Advisory Agreement and the Amended and Restated Property Management Agreement (as defined and described below) with respect to a list of specified employees (the “Specified Employees”).  We offered the Specified Employees employment upon the Self-Management Closing and each of the Specified Employees who accepted employment with us (the “Transferred Employees”) received base salary and cash bonus opportunities on terms at least reasonably comparable, in the aggregate, to the salary and bonus opportunities such Transferred Employee received from Behringer immediately prior to the Self-Management Closing Date.

At the Self-Management Closing, we were assigned the Amended and Restated Property Management Agreement and assumed the associated liabilities, and the Amended and Restated Advisory Agreement terminated.  In addition, at the Self-Management Closing, we paid Behringer $3.5 million for certain intangible assets, rights and contracts. We also entered into the Administrative Services Agreement at the Self-Management Closing, as defined and described below.

Following the Self-Management Closing, certain fees similar to fees under the Amended and Restated Advisory Agreement will be due with respect to our acquisitions and other investments, including developments, if they were approved by our board of directors prior to the Self-Management Closing (“Approved Deals”):

•                  Acquisition and Advisory Fees. Acquisition and advisory fees (excluding any such fees payable with respect to a development or redevelopment project and any development fees, in each case other than the initial acquisition of the real property) relating to each Approved Deal which is closed or consummated within six months following the Self-Management Closing will be paid as though the Amended and Restated Advisory Agreement remained in full force and effect.

•                  Development Fees for Development and Redevelopment Projects. For six months following the Self-Management Closing, development fees relating to each Approved Deal (including any development or redevelopment project, but excluding the initial acquisition of the real property) will be paid as though the Amended and Restated Advisory Agreement remained in full force and effect, subject to a true-up every six months and a final true-up of the development fees upon project completion consistent with past practice.

•                  Debt Financing Fees. For one year following the Self-Management Closing, debt financing fees with respect to each Approved Deal will be paid as though the Amended and Restated Advisory Agreement remained in full force and effect, subject to certain limitations.  An affiliate of Behringer will continue to provide capital markets services to us after the Self-Management Closing, as described in the description of the Administrative Services Agreement below.

•                  Acquisition Expenses. With respect to each Approved Deal for which we must pay acquisition and advisory fees or development fees after the Self-Management Closing, we will also reimburse acquisition expenses to our Former Advisor with respect to such Approved Deal, as though the Amended and Restated Advisory Agreement remained in full force and effect.

The Modification Agreement sets forth certain additional agreements among the parties, including the following:

•                  New Platforms.  Commencing at the Initial Closing and lasting through the six month anniversary of the Self-Management Closing, Behringer will be entitled to additional fees with respect to any new investment arrangement between us and certain specified funds or programs pursuant to which we receive an asset management or any similar fee and/or a promote interest or similar security, excluding PGGM and its affiliates (each, a “New Platform”).  For each New Platform with certain specified potential future investors, Behringer will be entitled to a fee equal to 2.5% of the total aggregate amount of capital committed by such investor or its affiliates.  We will not be obligated to pay any fees with respect to a New Platform unless and until the Self-Management Closing.  For the year ended December 31, 2013 and the six months ended June 30, 2014, no New Platform fees were incurred.

•                  Subsequent Joint Ventures.  Commencing at the Initial Closing, the Modification Agreement provides that in certain circumstances, Behringer will rebate to us, or may provide us a credit with respect to, (a) acquisition fees paid pursuant to the Amended and Restated Advisory Agreement and (b) acquisition and advisory fees and development fees paid pursuant to the Modification Agreement, in the event that certain existing investments are subsequently structured as a joint venture or co-investment. As of June 30, 2014, $3.2 million of credits to us have become due and have been paid.

•                  Behringer Nominees. As long as Behringer and its respective employees and any direct and indirect owners of equity in the long term incentive program for current Behringer employees providing services to us hold, in the aggregate, at least 2,500 shares of the Series A Preferred Stock, Behringer will have the right to designate two “Behringer Nominees” to serve as our directors, subject to an aggregate limit of two Behringer Nominees serving on the board at any time. The nominees must be reasonably acceptable to the nominating committee of our board. From and after termination of the Amended and Restated Advisory Agreement, a Behringer Nominee serving on our board will be entitled to compensation equivalent to that generally provided to non-employee directors so long as he or she is not also serving as one of our officers.

•                  Our Chief Executive Officer. From and after the Initial Closing until the Self-Management Closing, Robert S. Aisner was required to remain our sole Chief Executive Officer, with certain limited exceptions.  This obligation terminated upon the termination of the Amended and Restated Advisory Agreement.  Consistent with Mr. Alfieri’s employment agreement, we appointed Mr. Alfieri as our Chief Executive Officer upon the Self-Management Closing.

•                  Estimated Stock Value.  From and after the Initial Closing, until the earliest to occur of (i) a Listing (as defined below), (ii) a Change of Control (as defined below) or (iii) the conversion of all outstanding shares of Series A Preferred Stock into shares of our common stock, our board of directors will in good faith determine an estimated per share value of our common stock at least once per calendar year (which requirement has already been satisfied with respect to 2013).

Amended and Restated Advisory Agreement

Effective July 31, 2013, we entered into a Fifth Amended and Restated Advisory Management Agreement (the “Amended and Restated Advisory Agreement”) with our Former Advisor.  The significant changes to the prior advisory management agreement are described or included in the descriptions below.

The fees due to our Former Advisor pursuant to the Amended and Restated Advisory Agreement were amended as follows:

•                  Asset Management Fee. We paid our Former Advisor a monthly asset management fee in an amount equal to 1/12th of 0.50% of the sum of, for each and every asset, the higher of the cost of investment or the value of investment, reduced by $150,000 per month in recognition of the transfer of the Initial Transferred Executives to us and the associated reduction in the duties of the Former Advisor.

•                  Acquisition and Advisory Fees. We paid the Former Advisor a fee, as acquisition and advisory fees, at the current rate of 1.75% of the funds paid or budgeted in respect of the purchase, development, construction or improvement of each asset for which the subject transaction (i) was approved prior to July 31, 2013 or (ii) is specifically named in the Amended and Restated Advisory Agreement (collectively, the “Grandfathered Transactions”) and at the reduced rate of 1.575% of the funds paid or budgeted in respect of the purchase, development, construction or improvement of each other asset for which a transaction was approved after July 31, 2013 (the “Subsequent Transactions”).  Acquisition and advisory fees and acquisition expenses were paid as follows: (1) for real property (including properties where development / redevelopment is expected), at the time of acquisition, (2) for development / redevelopment projects (other than the initial acquisition of the real property), at the time of entry into or effectiveness of the respective development agreement based on the estimated development costs for such transaction as set forth in the applicable development agreement or, if not set forth in the development agreement, otherwise approved by our board of directors, except with respect to certain current projects advisory fees and acquisition expenses will instead be paid when the final budget with respect to such project has been approved, and (3) for loans and similar assets (including without limitation mezzanine loans), quarterly based on the value of loans made or acquired. In the case of a development / redevelopment project subject to clause (2) above, upon completion of the development / redevelopment project, we would determine the actual amounts paid with respect to such development / redevelopment project. To the extent the amounts actually paid vary from the budgeted amounts on which the acquisition and advisory fee was initially based, the Former Advisor paid or invoiced us for 1.75%, in the case of Grandfathered Transactions, or 1.575%, in the case of Subsequent Transactions, of the budget variance such that the acquisition and advisory fee is ultimately 1.75%, in the case of Grandfathered Transactions, or 1.575%, in the case of Subsequent Transactions, of amounts expended on such development / redevelopment project.

•                  Debt Financing Fee. In the event of any debt financing obtained by or for us (including any refinancing of debt) directly or indirectly through one or more of its affiliates or joint ventures or through other investment interests, we paid to the Former Advisor a debt financing fee in an amount equal to 1.0%, in the case of Grandfathered Transactions, or 0.9%, in the case of Subsequent Transactions, of the amount available under the financing (the “Base Fee Amount”); provided, however, that with respect to any debt financing obtained directly or indirectly by or through a joint venture or other co-investment arrangement with a third party (a “Joint Venture Financing”), the debt financing fee payable by us to the Former Advisor was an amount equal to the applicable Base Fee Amount multiplied by the percentage of our ownership interest in the joint venture or other arrangement obtaining the Joint Venture Financing, and we would reimburse the Former Advisor for all costs incurred by the Former Advisor in connection such financings, including the cost of any third party engaged to assist with sourcing debt financing (“Third Party Engagements”). With respect to any Joint Venture Financing, the Former Advisor would reasonably cooperate with us with respect to the negotiation of any Third Party Engagements. With respect to any debt financing other than a Joint Venture Financing, the Former Advisor would pay all costs of any Third Party Engagements.  The Former Advisor could enter into fee-splitting arrangements with third parties with respect to the debt financing fee.  Notwithstanding anything to the contrary, no debt financing fee would be payable with respect to funds advanced under our existing $150 million credit facility to the extent such financing is obtained based on the amount committed under the credit facility as of July 31, 2013.

•                  Development Fee. If the Former Advisor provides development services, we would pay the Former Advisor development fees in amounts that are usual and customary for comparable services rendered to similar projects in the geographic market; provided, however, that a majority of our Independent Directors (as defined in our charter) must determine that such development fees are fair and reasonable and on terms and conditions not less favorable than those available from unaffiliated third parties. Development fees included the reimbursement of the specified cost incurred by the Former Advisor of engaging third parties for such services. We would not pay the Former Advisor a development fee if the Former Advisor or any of its affiliates elects to receive an acquisition and advisory fee with respect to the subject project. The Former Advisor could engage (on behalf of us) third parties to provide development services and pay such third parties all applicable development fees in amounts that are usual and customary for comparable services rendered to similar projects in the geographic market.  The Former Advisor has earned no development fees since our inception.

Amended and Restated Property Management Agreement

Effective July 31, 2013, we and the Former Property Manager replaced the Amended and Restated Property Management Agreement dated September 2, 2008, with a Second Amended and Restated Property Management Agreement (the “Amended and Restated Property Management Agreement”). The significant changes to the prior property management agreement are described or included in the descriptions below.

The Former Property Manager continued to have a right of first refusal to manage our properties, to the extent that we have the ability to choose the Former Property Manager. If the Former Property Manager did not accept the offer to manage a property, then we could enter into an agreement with a third party to provide such management services, on substantially the same terms as the Amended and Restated Property Management Agreement or any other terms that are not more favorable to such third party. We has the right to appoint the Former Property Manager to manage any property with respect to which we previously contracted for management services with a third-party property manager. The Former Property Manager was entitled to an oversight fee if we contract directly with a third-party property manager for which we had the ability to appoint or hire the Former Property Manager.

The amendment also provided for a $50,000 per month reduction to the amount of the Former Property Manager’s reimbursable expenses.

At the Self-Management Closing, we were assigned the Amended and Restated Property Management Agreement and assumed the associated liabilities. However, the non-solicitation and non-hire provisions and indemnification-related provisions of the Amended and Restated Property Management Agreement remain in effect, except with respect to the Transferred Employees.

Amended and Restated License Agreement

Effective July 31, 2013, we and Behringer replaced the Service Mark Agreement dated September 2, 2008, with an Amended and Restated License Agreement (the “Amended and Restated License Agreement”). This license agreement permitted us to use the name “Behringer Harvard” subject to certain limitations and conditions. As revised, the term of the license agreement lasted until the earlier to occur of (a) the expiration or termination for any reason of either the Amended and Restated Property Management Agreement or the Amended and Restated Advisory Agreement or (b) the Self-Management Closing. On the Self-Management Closing Date, we changed our name to Monogram Residential Trust, Inc.

Transition Services Agreement

Effective July 31, 2013, we and Behringer entered into a Transition Services Agreement (the “Transition Services Agreement”), under which Behringer agreed to provide us with transition services. From the Initial Closing until the termination of the Transition Services Agreement, Behringer will provide us with such services as are required to enable us to become self-managed upon the Self-Management Closing as are reasonably requested by us, including but not limited to certain specified human resources implementation services and information technology-related services. In consideration for the transition services to be provided by Behringer, we will pay Behringer (a) the sum of $0.4 million per month during the period beginning on the Initial Closing and ending on September 30, 2014 and (b) an amount equal to $1.3 million on the Self-Management Closing Date. For the year ended December 31, 2013 and six months ended June 30, 2014, $2.1 million and $3.8 million, respectively, was incurred and paid to Behringer pursuant to the Transition Services Agreement. The Transition Services Agreement will continue until September 30, 2014.

Registration Rights Agreement

Effective July 31, 2013, we and the holders of our new Series A Preferred Stock (initially, Behringer) entered into a Registration Rights Agreement (the “Registration Rights Agreement”), under which we have agreed to prepare and file with the SEC a registration statement covering the resale of all of the shares of common stock issued or issuable upon the conversion of the Series A Preferred Stock, including additional shares of common stock otherwise issued or distributed by way of conversion, exchange, exercise, dividend, split, reverse split, combination, recapitalization, reclassification, merger, amalgamation, consolidation, sale of assets, other reorganization or other similar event in respect of those shares of common stock (the “Registrable Shares”).

Specifically, the Registration Rights Agreement grants the holders demand registration rights. Subject to certain limitations, if one holder or a group of holders holding not less than 20% of the Registrable Shares, requests that we file a registration statement and we are not eligible to use Form S-3 in connection with the resale of those Registrable Shares, we must file a registration statement under the Securities Act within 60 days after the holder request and use reasonable best efforts to effect, as expeditiously as possible, the registration. Notwithstanding anything to the contrary, if our common stock is listed on a national securities exchange and Rule 144 is available, we will not be required to effect a demand registration unless the sale of securities in connection therewith will generate at least $20 million in aggregate offering proceeds, or such lesser amount that constitutes all of the Registrable Shares of the requesting holders (subject to a $10 million minimum or all of the Registrable Shares then outstanding). We will be liable for, and pay, all expenses of the demand registration, regardless of whether it is effected.

The Registration Rights Agreement also grants the holders customary piggyback registration rights (unlimited in number and subject to customary limitations) if we propose to register any shares of common stock under the Securities Act, other than pursuant to a shelf registration, a registration on Form S-8, S-4 or S-3D or a registration of shares issuable upon exercise of employee stock options or in connection with any stock option plan. Further, if a “Registration Triggering Event,”

as defined below, occurs and we are eligible to use Form S-3, we are required to use our reasonable best efforts to file a registration statement pursuant to Rule 415 under the Securities Act with respect to all of the Registrable Shares that have been converted into shares of common stock pursuant to the Articles Supplementary and all other Registrable Shares contemplated to be included in the registration statement, within 30 days after the occurrence of the Registration Triggering Event, and use our reasonable best efforts to cause such registration to become effective within 90 days of the filing date (if not automatically effective upon filing). As used herein, “Registration Triggering Event” means the earlier to occur of: (a) the automatic conversion of all of the then outstanding shares of Series A Preferred Stock upon a Listing including where such Listing is deemed to occur on December 31, 2016 pursuant to the Articles Supplementary and (b) the request from one holder or a group of holders holding not less than 20% of the then Registrable Shares that we file a shelf registration statement.

Administrative Services Agreement

At the Self-Management Closing, we and our Former Advisor (referred to in this subsection as the “Administrative Services Provider”) entered into an Administrative Services Agreement (the “Administrative Services Agreement”), pursuant to which the Administrative Services Provider will provide the following support services to us on the following terms. The Administrative Services Provider has agreed to perform, or cause its affiliates to perform, these services in the manner and at the locations and level of service consistent with past practice and with the same standard of care as historically provided under the Amended and Restated Advisory Agreement.

•                  Standard Shareholder Services. Certain specified standard shareholder services will be provided for an initial two-year term and an optional one-year extension; provided, however, that in the event of any “change of control” of the Company as defined in the agreement or listing of our shares, we must pay the Administrative Services Provider the full amount it would have been entitled to receive for the remaining term. We may terminate the standard shareholder services (in full, not in part) during the period beginning on the Self-Management Closing Date through the second anniversary of the Self-Management Closing Date for an amount equal to the result of: (A) $7.75 multiplied by (B) the number of shareholder accounts of the Company as of the end of the immediately preceding fiscal quarter, multiplied by (C) 8 minus the number of full three month periods that have elapsed since the Self-Management Closing Date; and following the second anniversary of the Self-Management Closing Date, without payment of any termination compensation amount.

•                  Standard Facilities Management Services. If we are co-located in the same building with the Administrative Services Provider, certain specified standard facilities management services will be provided at an annual rate equal to $225,000. The standard facilities management services will terminate upon the principal executive offices of us and the Administrative Services Provider ceasing to be located in the same building.

•                  Capital Markets Services. The Administrative Services Provider will provide capital markets services, including assistance with financing transactions consistent with past practice under the Amended and Restated Advisory Agreement, as requested by us; provided that we will use the capital markets services with respect to each Approved Deal (as defined above). In the event of any debt financing obtained by or for us (including any refinancing of debt) directly or indirectly through one or more of its affiliates or joint venture or through other investment interests, we will pay to the Administrative Services Provider a debt financing fee (the “Debt Financing Fee”) in an amount equal to 1.0%, in the case of Grandfathered Transactions (as defined above), or 0.9%, in the case of Subsequent Transactions (as defined above), of the amount available under the financing (the “Base Fee Amount”); provided, however, that with respect to any debt financing obtained directly or indirectly by or through a joint venture or other co-investment arrangement (a “Joint Venture Financing”), the debt financing fee payable by us to the Administrative Services Provider will be an amount equal to the applicable Base Fee Amount multiplied by the percentage of our ownership interest in the joint venture or other arrangement obtaining the Joint Venture Financing and we will pay or reimburse the Administrative Services Provider for the payment of all costs incurred by the Administrative Services Provider in connection with the engagement of third parties to source debt financing (“Third Party Engagements”) payable in connection with any debt financing. With respect to any Joint Venture Financing, the Administrative Services Provider will reasonably cooperate with us with respect to Third Party Engagements. With respect to any debt financing other than a Joint Venture Financing, the Administrative Services Provider will be responsible for the cost of all Third Party

Engagements. The Administrative Services Provider may enter into fee-splitting arrangements with third parties with respect to the debt financing fee. Notwithstanding anything to the contrary, no debt financing fee will be payable with respect to funds advanced under our existing $150 million credit facility to the extent such financing is obtained based on the amount committed under the credit facility as of the Self-Management Closing Date.

•                  Other Administrative Services. The parties may also agree to terms with respect to other administrative services, including but not limited to, non-standard shareholder services, information technology, risk management, legal services, marketing, internal audit, non-standard facilities management services, real estate transactional support, information management or cash management services.

We must give the Administrative Services Provider not less than 90 days’ advance written notice of our intention to terminate the standard shareholder services or any of the “other administrative services” that we elect to use. In addition, any party to the Administrative Services Agreement may terminate any category of administrative services due to an uncured material breach of the agreement with respect to such category. In the event of expiration or termination of the Administrative Services Agreement for any reason, we may, at our option, request transition services, which may reasonably be needed by us in connection with the orderly and expeditious transition of the services provided by the Administrative Services Provider to a third-party provider, and the Administrative Services Provider and we will cooperate in negotiating an agreement as to the scope of such services and the other pricing, terms and conditions under which they will be provided.

In addition to the service charges described above, in connection with performance of each administrative service, we will reimburse the Administrative Services Provider with respect to (a) costs of approved or specified subcontractors retained on behalf of or for our benefit, including their products, services, materials and expenses, (b) cost of materials, provided that the amount of reimbursements from us and any other entities that receive similar services from the Administrative Services Provider or its affiliates may not exceed the cost of those materials and (c) out-of-pocket travel and other expenses, in each case consistent with past practice under the Amended and Restated Advisory Agreement.

Neither we nor any of our subsidiaries may enter into an arrangement with any person that would be expected to perform any specified shareholder services or specified facilities management services prior to the date of termination of the respective administrative service, each such administrative service then being provided under the Administrative Services Agreement on an exclusive basis. If we hire any personnel to perform shareholder services covered by the agreement, and if the Administrative Services Provider determines that the functions performed by such employee increase the costs of the Administrative Services Provider to provide such shareholder services, we must pay such increased costs if supported by reasonable documentation.

The Series A Preferred Stock

Each share of Series A Preferred Stock will be entitled to one vote per share on all matters on which the holders of our common stock are entitled to vote, voting as a single class with our common stock. The affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting as a single class, will be required for: (a) the adoption of any amendment, alteration or repeal of any provision of the Articles Supplementary and the terms of the Series A Preferred Stock that adversely changes, or has the effect of adversely altering, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions or qualifications of the shares of the Series A Preferred Stock, or (b) the adoption of any amendment, alteration or repeal of any other provision of the charter that materially adversely changes, or has the effect of materially adversely altering, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions or qualifications of the shares of the Series A Preferred Stock. In addition, each share of Series A Preferred Stock will be entitled to a liquidation preference equal to $10.00 per share before the holders of common stock are paid any liquidation proceeds, and 7.0% cumulative cash dividends on the liquidation preference and any accrued and unpaid dividends.

The Series A Preferred Stock will automatically convert into shares of our common stock upon any of the following triggering events: (a) in connection with a listing of our common stock on a national exchange (a “Listing”), (b) upon a “change of control” of the Company, as defined in the Articles Supplementary (a “Change of Control”) or (c) upon election by the holders of a majority of the then outstanding shares of Series A Preferred Stock, during the period beginning on the date of issuance and ending at the close of business on July 31, 2018.  Notwithstanding the foregoing, if a Listing occurs prior to December 31, 2016, such Listing (and the related triggering event) shall be deemed to occur on December 31, 2016 and if a Change of Control transaction occurs prior to December 31, 2016 (or after a Listing but prior to the prescribed period of trading to determine the value of our common shares), such Change of Control transaction shall be deemed a Fundamental Change (as defined below) (a “Deemed Fundamental Change”) and will not result in a Change of Control triggering event.

Under the Articles Supplementary, a “Fundamental Change” means the occurrence of any transaction or event or series of transactions or events resulting in the reclassification or recapitalization of our outstanding common stock (except a change in par value, or from no par value to par value, or subdivision or other split or combination of the shares of common stock), or the occurrence of any consolidation, merger, share exchange or other such transaction to which the Company is a party, except a consolidation or merger in which the Company is the surviving corporation and which does not result in any such reclassification or recapitalization, and in each case other than a Change of Control transaction except for a Deemed Fundamental Change. In the event of any Fundamental Change, including any Deemed Fundamental Change, the Company or the successor or purchasing business entity will provide that the holders of each share of the Series A Preferred Stock then outstanding shall, in connection with such Fundamental Change, receive shares, or fractions of shares, of capital stock that have at least equivalent economic value and opportunity and other rights and terms as the Series A Preferred Stock following such Fundamental Change, which shall in each case take into account tax consequences.

Upon a triggering event, each share of Series A Preferred Stock will convert into shares of our common stock at a rate equal to the quotient of:

(1) the “Conversion Value Per Share” of Series A Preferred Stock, calculated as:

(a) 15% of the excess, if any, of:

•                  the per share value of our common stock at the time of the applicable triggering event, as determined pursuant to the Articles Supplementary, multiplied by 168,537,343 shares (which is the number of shares of common stock outstanding on July 31, 2013), as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the common stock after July 31, 2013;

over:

•                  the amount determined multiplying:

•                  the sum of (1) the price paid for each share of common stock, as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the common stock after July 31, 2013 and prior to the date that we next report an estimated per share value of our common stock, and (2) a cumulative, non-compounded, annual rate of return of 7% from the date of initial issuance of the common stock until the date of determination (calculated like simple interest on a daily basis based on a 365 day year) on a per share basis, minus the total amount of dividends (whether in securities, cash or other property) declared (on a per share basis) on the common stock since the date of initial issuance of the common stock until the date of determination (as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the common stock after July 31, 2013 and prior to the date that we next report an estimated per share value of our common stock);

by:

•                  168,537,343 shares (which is the number of shares of common stock outstanding on July 31, 2013), as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the common stock after July 31, 2013 and prior to the date that we next report an estimated per share value of our common stock;

(b) divided by the number of shares of Series A Preferred Stock outstanding on the date of the applicable triggering event;

(c) and, in the case of a triggering event based on a Listing or Change of Control only, multiplied by 115%;

(2) divided by the per share value of our common stock at the time of the applicable triggering event, as determined pursuant to the Articles Supplementary, assuming the conversion of all shares of Series A Preferred Stock outstanding immediately prior to the triggering event (the “Current Common Stock Value”).

We have agreed to determine the estimated per share value of our common stock at least once each calendar year until the occurrence of a triggering event or a Listing (which requirement has already been satisfied with respect to 2013). Except in the case of the Current Common Stock Value, the estimated per share value will be calculated assuming that the Series A Preferred Stock is not outstanding.

At any time after July 31, 2018, we may redeem all, and not less than all, of the then outstanding shares of Series A Preferred Stock (excluding any shares of Series A Preferred Stock for which a triggering event has occurred) at a price per share of Series A Preferred Stock equal to the liquidation preference plus any declared and unpaid dividends.

If, based upon the advice of legal counsel, our board of directors reasonably determines that the conversion of shares of Series A Preferred Stock owned by any holder would create a substantial risk that we would no longer qualify as a REIT for federal income tax purposes (an “Adverse REIT Status Determination”), then only such number of shares of Series A Preferred Stock owned by such holder shall be converted into shares of common stock such that there is no substantial risk that we would no longer qualify as a REIT. When the board determines that conversion of the remaining shares no longer creates a substantial risk of failing to qualify as a REIT, the remaining unconverted shares will convert into an amount equal to the greater of (a) the number of shares of common stock that the holder of the Series A Preferred Stock would have been entitled to receive absent an Adverse REIT Status Determination and (b) the number of shares of common stock that the holder of Series A Preferred Stock would be entitled to receive if the triggering event were to occur on the date of the eventual conversion. In addition, if we delay the conversion due to an Adverse REIT Status Determination, we will pay the affected holders of Series A Preferred Stock additional shares of common stock equal in value to the distributions that would have been received by them if an Adverse REIT Status Determination had not occurred.

PROPOSALS YOU MAY VOTE ON

Your vote is very important.  Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible.  You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed, postage-paid envelope provided or by using the telephone or the Internet.  For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

PROPOSAL 1 —

ELECTION OF DIRECTORS

The board of directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2015 Annual Meeting of Stockholders:

•                  Sami S. Abbasi

•                  Roger D. Bowler

•                  David D. Fitch

•                  Jonathan L. Kempner

•                  E. Alan Patton

•                  Mark T. Alfieri

•                  Robert S. Aisner

•                  Murray J. McCabe

Each nominee currently serves as a director and, if reelected as a director, will continue in office until his successor has been elected and qualified, or until his earlier death, removal, resignation or retirement.  The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the eight nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees. Stockholders may not vote for persons not named in this Proxy Statement to serve as a director.

We expect each nominee for election as a director to be able to serve if elected.  If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the board chooses to reduce the number of directors serving on the board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES
TO BE ELECTED AS DIRECTORS.

PROPOSAL 2 —

AMENDMENT OF OUR CHARTER

Our board of directors recommends that you approve each of the proposed amendments to our charter, all of which are encompassed in the proposed Fifth Articles of Amendment and Restatement (the “Fifth Articles”), a copy of which is attached hereto as Exhibit A.  The Fifth Articles effect numerous amendments to our charter, which are described more fully below.

Summary Reasons for Proposed Charter Amendments

Our board of directors believes that it would be in the best interest of the Company to amend our charter for the following reasons:

•                  We completed our transition to a self-managed company on June 30, 2014 and the amended charter removes provisions regarding our relationship with our Former Advisor and its affiliates, which provisions became irrelevant upon our transition to self-management.

•                  We were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale because shares of our common stock are not listed on a national securities exchange.  In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc., or the “NASAA REIT Guidelines.” As a result, our current charter includes a number of limitations and requirements that are imposed by the NASAA REIT Guidelines and are not typically found in the charters of listed REITs.  As we ceased raising capital in a primary public offering in September 2011 and do not intend to raise capital publicly as an unlisted company in the future other than possibly through our distribution reinvestment plan, it is not necessary that our charter conform to the requirements of the NASAA REIT Guidelines.

We may seek to provide liquidity to our stockholders through an eventual listing of our shares on a national securities exchange.  The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.  However, none of the proposed charter amendments are required in order for a listing of our shares on a national securities exchange, and we may choose to list or not to list regardless of whether the proposed charter amendments are approved or not approved.  In fact, we may list our shares on a national securities exchange after the date of this Proxy Statement but before the Annual Meeting.

•                  The amended charter makes clear that we have the ability to issue stock dividends of one class of stock to holders of another class of stock, eliminating ambiguity in this regard with respect to newly created classes of stock.  This may increase our flexibility to effect a staged listing of our shares on a national securities exchange, and would give us the flexibility to issue stock dividends to preserve cash while satisfying REIT distribution requirements.

•                  The amended charter improves our ability to defend against a hostile takeover and removes limitations on issuances of securities that our board of directors could determine to be in our best interest.

•                  Certain protections in our charter relating to third-party tender offers should not be needed when our shares are traded on a national securities exchange.

•                  Identifying an exclusive forum for certain litigation will eliminate the burden and expense associated with the defense of multi-forum litigation.

We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendments to our charter. Accordingly, to the extent that you object to the proposed amendments to our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” EACH OF THE PROPOSED CHARTER AMENDMENTS.

Principal Changes

The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the eight proposals to amend our charter.  These summary descriptions are qualified in their entirety by the complete text of the Fifth Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B.  Following these summary discussions are bullet-point discussions noting each specific change we expect to make to our charter if the proposals are approved by our stockholders.

If approved by our stockholders at the annual meeting, the amendments reflected in the Fifth Articles will be effected by our filing of the Fifth Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT.  If approved, we plan to file the Fifth Articles immediately following the stockholder vote on the proposed amendments.  If any of the eight proposals to amend our charter are not approved by our stockholders, we will omit the proposed changes from the Fifth Articles prior to filing with the SDAT, and such changes will not become part of our revised charter.

Proposal 2.A — Amendments to Eliminate NASAA REIT Guideline Provisions

As discussed above, our board of directors believes that it would be in our best interest to amend our charter to eliminate the limitations of the NASAA REIT Guidelines imposed by state securities administrators in connection with our initial public offering for the following reasons:

•                  We completed our transition to a self-managed company on June 30, 2014 and the amended charter removes provisions regarding our relationship with our Former Advisor and its affiliates, which provisions became irrelevant upon our transition to self-management.

•                  We do not intend to raise capital publicly as an unlisted company in the future, other than possibly through our distribution reinvestment plan, and thus our charter need not include NASAA-mandated provisions.  In addition, we may seek to provide liquidity to our stockholders through an eventual listing of our shares on a national securities exchange.  The amended charter removes the NASAA-mandated provisions, which provisions are not typically set forth in the charters of listed REITs and which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities.  However, none of the proposed charter amendments are required in order for a listing of our shares on a national securities exchange, and we may choose to list or not to list regardless of whether the proposed charter amendments are approved or not approved.  In fact, we may list our shares on a national securities exchange after the date of this Proxy Statement but before the Annual Meeting.

We discuss these reasons, as well as the risks associated with the proposed charter amendments, below.

Provisions Regarding the Advisor and its Affiliates

Our current charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern the relationship between us and the Advisor (as defined in our current charter) and its affiliates.  Among other things, these provisions limit the term of our advisory agreement to no more than one year, require that the advisory agreement be terminable on 60 days’ notice and without penalty, require our independent directors to supervise the Advisor, and limit the amount of fees we may pay and expenses we can reimburse to the Advisor.  The Fifth Articles remove these provisions because they became inapplicable upon the completion of our transition to self-management and are inconsistent with charters of listed REITs.

In addition, our current charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, the Advisor and its affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by our board of directors and our independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions including joint ventures, sales and leases to and from us, and loans to and from us, as well as general restrictions on affiliated transactions with the Advisor and its affiliates.  Our Fifth Articles remove these limitations because they became inapplicable upon the completion of our transition to self-management and are inconsistent with charters of listed REITs.  Additionally, Maryland law contains restrictions on our ability to engage in related-party transactions.  Under Maryland law, a transaction with any of our directors or any other entity in which any of our directors is a director or has a material financial interest is not voidable so long as the transaction is approved by a majority of our disinterested directors and the transaction is fair and reasonable to us.  Our board of directors does not believe that the removal of these limitations related to the Advisor and its affiliates will have an adverse effect on us because of the protections otherwise afforded by Maryland law.  This change will enable us to have a charter appropriate for a listed and self-managed company.

This change does, however, also pose a risk, as the proposed charter revisions would also remove limitations on transactions with any director (not just those affiliated with the Advisor).  Although we believe that those restrictions are overly restrictive (and not typical of listed-REIT charters) and could prevent us from effecting a transaction that would otherwise be in our best interest, removal of those restrictions would permit us (without stockholder approval) to enter into a transaction with a director unaffiliated with the Advisor.  We believe that this risk is small because we have no intentions of effecting transactions that are currently prohibited by our charter with directors unaffiliated with the Advisor.

Provisions Regarding Directors

As required by the NASAA REIT Guidelines, our current charter contains several provisions relating to our directors and specifically our independent directors.  We are proposing to remove these NASAA-mandated provisions, which include the following: the definition of independent director as established by the NASAA REIT Guidelines; the requirement that a majority of our board of directors be composed of directors who are independent as defined by the NASAA REIT Guidelines; the requirement that all of our non-independent directors have at least three years of relevant experience and at least one of our independent directors have three years of relevant real estate experience; and the requirement that our directors are fiduciaries to the Company and our stockholders.  In addition, we are removing the requirement that the independent directors nominate replacements for vacancies among the independent director positions.

The Fifth Articles will continue to require that a majority of our board of directors be composed of independent directors until we list our common stock on a national securities exchange; however, independence will no longer be determined based on the NASAA REIT Guidelines, rather independence will be determined under the rules of the New York Stock Exchange, or NYSE.  The Company currently evaluates the independence of its directors under both its current charter definition (as required by the NASAA REIT Guidelines) and the NYSE standard.  All of our current independent directors meet the NYSE standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the current composition of our board of directors.

Under the Fifth Articles, our procedures for filling independent director positions will be similar to most listed companies and may benefit from full board involvement.  Nevertheless, there is a risk that the proposed charter amendment with respect to vacancies of independent director positions could result in the nomination of directors being influenced by non-independent directors, including management.

Finally, if the Fifth Articles are approved, our charter will no longer provide that directors are fiduciaries of the Company and our stockholders, as required by the NASAA REIT Guidelines.  Instead, our directors would be held to the standard of conduct imposed under Maryland law, which requires a director to perform his duties in good faith, in a manner he reasonably believes to be in our best interest and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

We are recommending these revisions because we believe that they will either have no impact on us (due to the requirements of Maryland law or any exchange on which we may list) or will improve our ability to retain and recruit board candidates.

Provisions Regarding Investment Limitations

Article IX of our current charter contains a number of limitations and restrictions on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities), as required by the NASAA REIT Guidelines.  Our board believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that could be in our best interest.  Although we have no intention of pursuing any of the investments currently limited by Article IX, we believe that increased flexibility could be advantageous and that the limitations are rarely, if ever, found in the charter of a listed REIT.  Nevertheless, the proposed charter amendment does increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

Provisions Regarding Limitations on Indebtedness

Article IX of our current charter also limits our ability to incur indebtedness, as required by the NASAA REIT Guidelines.  Currently, our charter prohibits us from incurring debt that would cause our borrowings to exceed 300% of our net assets unless a majority of our independent directors approves the borrowing and such borrowing is disclosed in our next quarterly report along with a justification for the excess. Although we currently have no intention of borrowing in excess of this limit, if the Fifth Articles are approved, this charter restriction on our borrowings will be removed and we may become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders.  Despite these risks, we recommend this change because it increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest.

Provisions Regarding the Issuance of Certain Securities

Article IX of our current charter also limits our ability to issue certain securities, as required by the NASAA REIT Guidelines, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; equity securities that are assessable; and equity securities redeemable solely at the option of the holder.  Section 5.3(viii) of our current charter restricts the voting rights that our board of directors may authorize with respect to shares of preferred stock sold in a private offering.  If the Fifth Articles are approved, these restrictions will be removed and our board of directors will be able to issue the securities described above and without the limitations described above.  Our board of directors recommends this change because it removes limitations on issuances of securities that our board of directors could determine to be in our best interest.  Although we believe this flexibility is advantageous, the proposed charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment.  In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders.  Similarly, if we issued equity securities redeemable solely at the option of the holder, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders.  We have no current intention to issue any securities the issuance of which would be prohibited under our current charter.

Provisions Regarding Roll-ups

As required by the NASAA REIT Guidelines, Section 13.4 of our current charter also imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”).  Among other protections, an appraisal of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and meeting certain other requirements must be obtained from an independent expert in connection with any roll-up transaction.  Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of the Company.  In addition, we are prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders.  Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by us.  If the Fifth Articles are approved and our stockholders vote to approve a roll-up transaction, our stockholders will no longer receive the benefit of these protections.  However, stockholder approval will continue to be required for us to effect a roll-up transaction.  We recommend this change to increase our flexibility to enter into a roll-up transaction that our board of directors and our stockholders may believe to be in our best interest.

Provisions Regarding Exculpation and Indemnification

Our current charter provides for exculpation of our officers and directors, and provides for indemnification of our officers and directors, the Advisor and their affiliates, but contains the following limits on our ability to indemnify and exculpate consistent with the limitations set forth in the NASAA REIT Guidelines:

•                  the person seeking indemnification must have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interest;

•                  the person seeking indemnification must have been acting on our behalf or performing services for us; and

•                  the liability or loss must not have been the result of negligence or misconduct on the part of the person seeking indemnification, except that if the person seeking indemnification is or was an independent director, the liability or loss must not have been the result of gross negligence or willful misconduct.

In addition, our charter currently provides that we may not indemnify any officer or director, the Advisor or any of their affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

•                  there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

•                  the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

•                  a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority of a jurisdiction in which our securities were offered and sold as to indemnification for securities law violations.

Finally, as required by the NASAA REIT Guidelines, our charter currently provides that we may pay or reimburse reasonable legal expenses and other costs incurred by an officer or director, the Advisor or any of their affiliates in advance of final disposition of a proceeding only if all of the following conditions are satisfied:

•                  the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf;

•                  the person seeking indemnification provides us with written affirmation of his or her belief that he or she has met the standard of conduct necessary for indemnification;

•                  the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and

•                  the person seeking indemnification undertakes in writing to repay us the advanced funds, together with interest at the applicable legal rate of interest, if the person seeking indemnification is found not to have complied with the requisite standard of conduct.

In order to conform our charter more closely to those of listed REITs, and to retain and recruit the most qualified and experienced officers and directors, we are proposing to remove these limitations and instead provide that we shall exculpate and indemnify our present and former officers and directors to the maximum extent permitted by Maryland law.  Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from:

•                  actual receipt of an improper benefit or profit in money, property or services; or

•                  active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•                  the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

•                  the director or officer actually received an improper personal benefit in money, property or services; or

•                  in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of:

•                  a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; and

•                  a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

These amended provisions will provide our directors and officers with broader and more comprehensive exculpation and indemnification rights.  Although we believe that this change will improve our ability to retain and attract qualified directors and officers, the proposed charter amendment does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law.  In addition, the proposed charter amendment would provide for indemnification of our directors and officers in circumstances where indemnification is currently limited by our charter.  The reduced ability to recover from directors and officers and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions prior to the date of the charter amendment.  The proposed charter amendment also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our directors or officers.

Provisions Regarding Stockholder Voting and Access to Records

The Fifth Articles remove provisions relating to stockholder meetings, stockholder liability, stockholder voting rights, and stockholders’ ability to access a stockholder list, inspect the books and records of the Company, and receive reports from the Company.  Each of these provisions were included in our charter to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of listed REITs, which generally rely on Maryland law and their bylaws to govern stockholder meetings, voting and access to records.  If the Fifth Articles are approved, we intend to amend our bylaws to provide that a majority of our outstanding voting stock will be required to call a special meeting of stockholders, as opposed to 10% or more of our outstanding voting stock as required under our current charter.  It will thus be more difficult under the Fifth Articles for our stockholders to call a special meeting.  We believe this higher threshold increases the likelihood that a potential buyer of the Company will have to negotiate with our board of directors and thus should increase the likelihood that our board can maximize stockholder value in any change-of-control transaction.  In addition, this higher threshold reduces the risk that the Company would be required to expend significant board and management time and expense related to a special meeting that reflects the interests of only a minority of the Company’s stockholders.  Although we believe the changes are in the best interest of the Company, the proposed change may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares.  The proposed change may also increase the costs associated with trying to change the composition of our board of directors, which may deter changes that could otherwise be in your best interest.

Also, we will no longer be subject to a charter requirement to distribute an annual report with the following information specified by the NASAA REIT Guidelines:  the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination.  As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring us to prepare an annual statement of affairs.  Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.

In addition, under the Fifth Articles, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under Maryland law.  These rights are more restrictive than those included in our current charter.  Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request.  However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list.  Our current charter provides that any stockholder may request a copy of the stockholder list in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other purpose.  Our board of directors believes that these revisions increase the Company’s ability to protect the privacy of its stockholders and reduce the Company’s exposure to potentially exploitive mini-tender offers for shares of our stock by increasing the threshold at which stockholders may access information related to our stockholders.  We believe the changes also enhance our anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence our management.  Although we believe the changes are in the best interest of the Company, the proposed charter changes may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares.  The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they otherwise would be.

The NASAA REIT Guidelines specifically require that a majority of our outstanding shares must vote to approve an amendment of the charter, a merger or sale of all or substantially all of the Company’s assets, or the dissolution of the Company.  The Fifth Articles provide that, except where any provision of law requires a greater number of votes, any action shall be effective and valid if declared advisable by the board of directors and approved by the votes of a majority of the shares entitled to cast a vote on the matter.  This provision is typical in the charters of exchange-listed REITs and our board of directors does not believe that it will have an adverse effect on the rights of our stockholders.  Additionally, the NASAA REIT Guidelines require that our charter provide that stockholders have the ability to amend our charter or dissolve our company without the concurrence of the board of directors.  However, Maryland law provides that stockholders may not amend a company’s charter or dissolve a company unless the amendment or dissolution is first declared advisable by the Company’s board of directors.  Therefore, the Fifth Articles merely conform our charter to the requirements of Maryland law in this respect.

Provisions Regarding Investor Suitability

Our current charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines.  Under the Fifth Articles, the provisions regarding suitability and minimum investment of stockholders would be deleted in their entirety.  Removal of these provisions generally would provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines.  In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount.  Furthermore, removal of these provisions eliminates the requirement that our sponsor or anyone selling shares on our behalf or on behalf of our sponsor make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder.  Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the Company is a suitable and appropriate investment, just as they would do for any exchange-listed company.

Conforming Changes and Other Ministerial Modifications

The Fifth Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions that are no longer applicable to us or that need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to our current charter if Proposal 2.A is approved by our stockholders at the Annual Meeting.  This does not identify certain immaterial changes.  Please see the marked version of the charter attached as Exhibit B, which reflects all the proposed changes to our charter.

•                  Deletion of definitions in Article IV that are no longer applicable as a result of the removal of certain provisions in the Fifth Articles and the revision of the definition of Independent Director to be based on NYSE rules and regulations.

•                  Deletion of Section 5.3(viii) regarding limitations on the voting rights of preferred stockholders.

•                  Deletion of Section 5.9 and deletion of language in Section 5.10(ii)(h) of our current charter regarding suitability and minimum investment of stockholders.

•                  Deletion of Section 5.15 regarding the board of director’s ability to establish a share repurchase program.

•                  Deletion of Section 5.16 regarding the board of director’s ability to establish a distribution reinvestment plan.

•                  Revisions to Section 6.1 to reduce the maximum number of directors of the Company to 13 and provide that the minimum number of directors is the minimum number required by the Maryland General Corporation Law.  Further revisions to Section 6.1 to eliminate the requirement that only the independent directors may nominate replacements for vacancies among the independent director positions.

•                  Deletion of Section 6.2 regarding the required experience of directors.

•                  Deletion of Section 6.3 regarding the board of directors’ ability to establish committees.

•                  Deletion of Section 6.4 regarding the term of directors.

•                  Deletion of Section 6.5 regarding the directors’ fiduciary obligation to the Company and their fiduciary duty to supervise the relationship of the Company and the Advisor.

•                  Deletion of Section 6.8 regarding the ratification of the charter by the board of directors.

•                  Deletion of language in Section 7.1 to remove the obligation of the board of directors to monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out.

•                  Deletion of Section 7.2(xvii) regarding the board of directors’ ability to authorize distributions.

•                  Deletion of language in Section 7.3 of our current charter regarding determinations by the board of directors related to our Net Income, as defined by the NASAA REIT Guidelines.

•                  Deletion of Section 7.4 regarding the obligation of the independent directors to approve all actions to which certain sections of the NASAA REIT Guidelines apply.

•                  Deletion of Article VIII in its entirety regarding the Company’s relationship with the Advisor, including the following:  appointment and initial investment of the Advisor; supervision of the Advisor by the board of directors; fiduciary obligations of the Advisor to the Company and stockholders; affiliation and functions of the Advisor; termination of the advisory agreement; commission on sale of assets; participation in net sale proceeds; organization and offering expenses; acquisition fees; reimbursement for total operating expenses; and limitations on other reimbursements to the Advisor.

•                  Deletion of Sections 9.1, 9.2 and 9.3 regarding the Company’s investment objectives and limitations, including the following:  the requirement to establish written policies on the investment objectives of the Company; limitations on the issuance of options and warrants; limitations on loans; limitations on leverage; limitations on investments in equity securities, commodity contracts, mortgage loans, and unimproved real property; and limitations on the issuance of certain securities.

•                  Addition of Section 9.1 of the Fifth Articles regarding stockholder votes necessary to approve extraordinary actions.

•                  Deletion of Article X in its entirety regarding limitations on transactions with the sponsor, Advisor, directors or affiliates thereof and conflict resolution procedures.

•                  Deletion of Section 11.1 regarding meetings of stockholders.

•                  Deletion of Section 11.2 regarding voting rights of stockholders and a stockholder’s ability to vote on certain matters.

•                  Deletion of Section 11.3 regarding voting limitations on shares held by the Advisor, directors and affiliates.

•                  Deletion of Section 11.4 regarding a stockholder’s right to inspect the books and records of the Company.

•                  Deletion of Section 11.5 regarding a stockholder’s ability to access the stockholder list.

•                  Deletion of Section 11.6 regarding the Company’s requirement to mail specific reports to its stockholders at the end of the fiscal year.

•                  Deletion of Section 12.1 regarding the liability of stockholders.

•                  Expansion of the Company’s exculpation and indemnification of its officers and directors to the maximum extent permitted by Maryland law.

•                  Expansion of the Company’s obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.

•                  Elimination of limits (other than those imposed by Maryland law) on the Company’s ability to indemnify the Advisor or advance defenses expenses to the Advisor.

•                  Deletion of Section 12.4 regarding express exculpatory clauses in instruments.

•                  Deletion of Section 12.5 regarding the approval procedures for transactions with affiliates.

•                  Deletion of Article XIII in its entirety regarding the amendment of the charter; reorganization of the Company; merger, consolidation or sale of the Company; and limitations on roll-up transactions, and adding Article XI in the Fifth Articles to describe the provisions regarding amendments to the charter.

•                  Deletion of language in Section 15.1 prohibiting the specified choice of law from restricting the application of any state’s securities law from the sale of securities to such state’s residents or within such state and providing that Section 15.1 will no longer be applicable as of the earlier of the date upon which (i) the Company has a class of security that is a “covered security,” as defined in the Securities Act, or (ii) the Company is no longer subject to the NASAA REIT Guidelines.

•                  Deletion of Section 15.3 regarding the severability of charter provisions if such provisions are in conflict with certain laws or the NASAA REIT Guidelines.

Proposal 2.B — Amendments Relating to Filling

Vacancies on our Board of Directors and Removing Directors

The Fifth Articles provide that, upon a listing of our shares on a national securities exchange, the Company elects to make the election provided for under Section 3-804(c) of the MGCL that, except as may be provided by the board of directors in setting the terms of any class or series of stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.  In addition, the Fifth Articles remove language from Section 6.6 of our current charter that would allow the stockholders to remove a director from office with or without cause by a majority vote of all outstanding shares entitled to vote at a special meeting, and instead provide that stockholders may only remove a director from office for cause, which is defined as, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.  The Fifth Articles also clarify that holders of one or more classes or series of Preferred Shares may be given special rights with respect to removal of directors.  Our board of directors believes that these proposed amendments will improve our ability to maximize stockholder value if confronted with a hostile takeover attempt, although they may have the effect of discouraging a takeover and prevent our stockholders from receiving a control premium for their shares.  These proposed charter amendments are not required for a listing of our shares on a national securities exchange, and we may choose to list or not to list regardless of whether the proposed charter amendments are approved or not approved.  In fact, we may list our shares on a national securities exchange after the date of this Proxy Statement but before the Annual Meeting.

Summary of Specific Change

•                  Addition of language to Section 6.1 providing that, upon a listing of our shares on a national securities exchange, the Company elects to make the election provided for under Section 3-804(c) of the MGCL that, except as may be provided by the board of directors in setting the terms of any class or series of stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

•                  Revising language in Section 6.6 of our current charter to remove language that would allow the stockholders to remove a director from office with or without cause by a majority vote of all outstanding shares entitled to vote at a special meeting, and instead provide that stockholders may only remove a director from office for cause, which is defined as, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

•                  Replace “subject to the rights of any Preferred Shares to vote for such Directors” in Section 6.6 of our current charter with “subject to the rights of the holders of one or more classes or series of Preferred Shares.”  We think this more clearly provides that holders of one or more classes or series of shares of our preferred stock may be given special rights with respect to removal of directors, and removes potential limitations on issuances of securities that our board of directors could determine to be in our best interest.

Proposal 2.C —

Amendment to Remove Provision Containing Restriction on Issuing

Shares of Stock, other than Common Stock, with Preemptive Rights

Section 5.7 of the current charter prohibits holders of shares of our stock from having any preemptive or other right to purchase or subscribe for any class of securities that the Company may at any time issue or sell.  Our board of directors recommends removing this restriction, because the change would remove a limitation on issuances of securities that our board of directors could determine to be in our best interest.  Preemptive rights, if granted, would give the holder protection against dilution but could in turn allow dilution of our other stockholders.  Removal of this restriction would not allow us to issue shares of common stock with preemptive rights, because Section 5.2(ii) of our charter would continue to prohibit shares of our common stock from having preemptive rights.

We also propose deleting the first sentence of Section 5.7, to bring the charter into line with developing Maryland case law, which has recognized that, in certain circumstances, the directors of Maryland corporations have certain common law duties to the stockholders.  Finally, we propose deleting the remainder of Section 5.7, which contains provisions that are redundant with Maryland law.

Summary of Specific Change

•                  Remove Section 5.7 of the current charter.

Proposal 2.D — Amendment to Enable the Declaration and Payment of a Dividend of

One Class of Stock to the Holders of Another Class of Stock

As required by the NASAA REIT Guidelines, our current charter limits our board of directors’ ability to authorize distributions-in-kind.  The Fifth Articles remove this provision.  In addition, the Fifth Articles give the board of directors the specific authority to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock.  We do not believe that our current charter prohibits us from issuing a stock dividend, even if in shares of another class of stock.  Nevertheless, one advantage of the proposed charter revision is that it eliminates any doubt as to our ability to issue stock dividends to our stockholders.  Our board of directors believes that it is beneficial to remove any ambiguity in this regard as a stock dividend of different classes of stock could be used to effect a staged listing of our shares on a national securities exchange.  Some REITs have also used stock dividends in order to preserve cash while satisfying REIT distribution requirements.  Although we have no current intention of issuing stock dividends to satisfy REIT distribution requirements or for any other purpose, we believe it is beneficial to have the maximum flexibility in this regard.  This proposed charter amendment is not required for a listing of our shares on a national securities exchange, and we may choose to list or not to list regardless of whether the proposed charter amendment is approved or not approved.  In fact, we may list our shares on a national securities exchange after the date of this Proxy Statement but before the Annual Meeting.

Summary of Specific Changes

•                  Deletion of language in Section 5.2(iii) regarding limitations on the board of directors’ ability to authorize distributions-in-kind.

•                  Addition of Section 7.4 in the Fifth Articles to permit the board of directors to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock.

Proposal 2.E — Amendment to Specify the Inapplicability of the “Mini-Tender”

Charter Provision After a Listing

Our current charter provides that any person that makes a tender offer, including a “mini-tender” offer, must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended, including disclosure and notice requirements, in conducting such a tender offer.  This provision also provides that we have the right to redeem the shares of any person that fails to comply with these requirements, including any shares acquired pursuant to the tender offer.  The primary purpose of this provision is to ensure that the Company has notice of a planned tender offer so that the board of directors can evaluate the offer and publish a recommendation with respect to the offer before our stockholders make a decision with respect to the tender offer.  Due to the lack of liquidity of non-traded REIT shares, some parties have made tender offers at exploitive prices.  Our current charter provision is designed to give our board of directors time to advise our stockholders about the merits of an offer.  However, if our shares are traded on an exchange, there will be much less risk that a bidder could acquire shares at an exploitive price because stockholders will be able to sell their shares at then-current market prices.  Therefore, the Fifth Articles stipulate that the provision with respect to tender offers will not be applicable with respect to any shares that are listed on a national securities exchange.  This proposed charter amendment is not required for a listing of our shares on a national securities exchange, and we may choose to list or not to list regardless of whether the proposed charter amendment is approved or not approved.  In fact, we may list our shares on a national securities exchange after the date of this Proxy Statement but before the Annual Meeting.

Summary of Specific Change

•                  Addition of language to Section 11.8 of our current charter to specify that the provision will be of no force and effect with respect to shares that are listed on a national securities exchange.

Proposal 2.F — Amendment to Designate Exclusive Forum for Certain Litigation

In recent years, corporations increasingly have been exposed to multi-forum stockholder litigation.  Stockholder class actions or derivative actions have been commenced in both the state courts in a corporation’s state of incorporation and in the state courts in the state where the corporation’s headquarters are located.  Sometimes, additional actions have been commenced in federal court.  Multi-forum stockholder litigation is more burdensome and expensive to defend than traditional, single-forum stockholder litigation.  A risk of inconsistent rulings arises when multiple forums become involved.  The existence of litigation in multiple forums also complicates settlement negotiations and can make settlements more expensive.

Section 10.4 of the Fifth Articles provides that, unless the Company consents in writing to an alternative forum, the Circuit Court for Baltimore City, Maryland shall be the exclusive forum for civil actions involving the Company’s internal affairs.  The board of directors believes that this provision will eliminate the increased expense and burden associated with potential multi-forum litigation that may be brought against the Company in the future.  Additionally, this provision helps to ensure that questions of Maryland corporate law, the law under which the Company is incorporated, would be decided by Maryland judges.  Although the board of directors believes that the designation of the Circuit Court for Baltimore City as the exclusive forum serves the best interests of the Company and our stockholders as a whole, the board of directors also believes that we should retain the ability to consent to an alternative forum on a case-by-case basis. Specifically, where the board of directors determines that the Company’s interests and those of our stockholders are best served by permitting a dispute to proceed in a forum other than the Circuit Court for Baltimore City, Section 10.4 permits the Company to consent to the selection of such alternative forum.  Section 10.4 will only regulate the forum where our stockholders may file claims relating to civil actions involving the Company’s internal affairs. Section 10.4 does not restrict the ability of our stockholders to bring such claims, nor the remedies available if such claims are ultimately successful.

Summary of Specific Change

•                  Addition of Section 10.4 of the Fifth Articles to specify that, unless the Company consents in writing to an alternative forum, the exclusive forum for civil actions involving the Company’s internal affairs shall be the Circuit Court for Baltimore City, Maryland.

Proposal 2.G — Amendments to Remove Provisions

Enumerating Specific Powers of the Board of Directors

Section 7.2 of the current charter enumerates certain specific powers of the board of directors.  The Fifth Articles removes the enumeration of most of these specific powers because Maryland law vests these powers in the board of directors regardless of whether such powers are specified in the charter.  As a result, the removal of these enumerated powers will have no effect on the board’s ability to act on behalf of the Company regarding the actions contemplated by Section 7.2.

Summary of Specific Change

•                  Amend Section 7.2 to remove the enumeration of specific powers of the board related to the following: investments; the sale, disposition and use of our assets; financings; lending; the issuance of securities; expenses and taxes; collection and enforcement; deposits; allocation and accounts; the valuation of our assets; ownership and voting powers; the appointment of officers and the delegation of powers; associations such as joint ventures; company reorganizations; insurance; the discontinuation of our operations and bankruptcy; our fiscal year; our seal; the listing of our shares; and further powers incidental to the foregoing or otherwise related to the business of the Company.

Proposal 2.H —

Other Clarifying and Ministerial Modifications

The Fifth Articles reflect a number of other clarifying and ministerial modifications that we believe are immaterial to stockholders but simplify, clarify and improve the charter.

Summary of Specific Changes

•                  Delete the last sentence of Section 5.1 of our current charter, and the definition of “OP Units” in the current charter.  Section 5.1 of our current charter includes requirements relating to the reservation and issuances of shares of our stock upon the redemption, conversion or exchange of outstanding partnership units (“OP Units”) in our operating partnership, Monogram Residential OP LP, that are not owned by the Company.  Currently, there are no outstanding OP Units that are not owned by the Company and we believe any requirements relating to the reservation and issuance of shares of our stock upon the redemption, conversion or exchange of outstanding OP Units that are not owned by the Company can and should be provided to the holder of such OP Units in a document other than the charter.

•                  Change the word “series” to “class or series” once in Section 5.2 and twice in Section 5.3 of the current charter, to conform to the other language in the charter.  We do not believe this change will have any meaningful impact.

•                  Remove Section 5.8 of the current charter, relating to share certificates and transfer of shares.  We believe that this removal of this provision will give our board of directors more flexibility in determining the best way to permit and document transfers of shares by holders of record.

•                  Amend Section 7.2(xxi) of our current charter, which provides that the board of directors has the exclusive power and authority to adopt, implement and from time to time alter, amend or repeal the bylaws.  As amended, this power would be except as set forth in the bylaws of the Company.  Our bylaws currently provide that the board of directors has the exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.

PROPOSAL 3 —

APPROVAL OF SECOND AMENDED AND RESTATED INCENTIVE AWARD PLAN

Our current Incentive Award Plan was approved by the board of directors on November 14, 2006 and by the stockholders on November 15, 2006 and amended and restated by the board of directors on March 14, 2008.  The Incentive Award Plan is administered by our compensation committee and provides for equity awards to non-employee directors, our employees and other bona fide service providers to the Company and its subsidiaries. The Incentive Award Plan authorizes the grant of non-qualified and incentive stock options, restricted stock awards, restricted stock units, stock appreciation rights, dividend equivalents and other stock-based awards. A total of 10,000,000 shares have been authorized and reserved for issuance under our Incentive Award Plan.  As of September [•], 2014, [•] shares remain available for future awards under the Incentive Award Plan.

Pursuant to the Incentive Award Plan, no awards may be granted under the plan on or after the earlier of (a) November 14, 2016 or (b) the date on which all of the shares reserved for issuance under the plan have been issued or no longer are available for use under the plan.  Because this date is approaching, on August 12, 2014, our board of directors approved the Second Amended and Restated Incentive Award Plan (the “2014 Incentive Award Plan”), subject to stockholder approval. Stockholder approval of the 2014 Incentive Award Plan will allow us to continue to promote the interests of the Company by providing awards necessary to attract and retain the best personnel, through the earlier of (a) the tenth anniversary of the effective date of the 2014 Incentive Award Plan or (b) the date on which all of the shares reserved for issuance under the plan have been issued or no longer are available for use under the plan.  The key terms of the 2014 Incentive Award Plan are summarized below.

Key Features Designed to Protect Stockholders’ Interests

Our commitment to strong corporate governance and preserving stockholder value is demonstrated by the following features of the 2014 Incentive Award Plan:

•                  Independent Administrator. The compensation committee of our board of directors, which is comprised entirely of independent, non-employee directors, has been delegated the responsibility of administering the 2014 Incentive Award Plan.

•                  No Evergreen Feature. The 2014 Incentive Award Plan expires on the earlier of (a) the tenth anniversary of the effective date of the 2014 Incentive Award Plan or (b) the date on which all of the shares reserved for issuance under the plan have been issued or no longer are available for use under the plan. In addition, the maximum number of shares available for issuance under the 2014 Incentive Award Plan cannot be increased without stockholder approval.

•                  No Repricing. Stockholder approval is required for any repricing of stock options or stock appreciation rights other than in connection with certain corporate transactions.

•                  Maximum Term Specified. Stock options and stock appreciation rights must have a term no longer than ten years’ duration.

•                  Per-Participant Limits on Awards. The 2014 Incentive Award Plan limits the size or value of awards that may be granted during any one year to any one participant.

•                  Award Design Flexibility. Different kinds of awards may be granted under the 2014 Incentive Award Plan, giving us the flexibility to design awards to complement other elements of compensation and to support our attainment of strategic goals.

•                  Performance Awards. The 2014 Incentive Award Plan permits the grant of performance awards that are payable only upon the attainment of specified performance goals.

•                  No Liberal Definition of Change of Control. Under the 2014 Incentive Award Plan, any award benefits triggered by a change of control of the Company are contingent on the actual consummation of the transaction, not merely its approval by our board of directors or stockholders.

•                  No Transfers for Value. Participants are prohibited from transferring awards for value under the 2014 Incentive Award Plan.

The 2014 Incentive Award Plan’s administrator has full discretion to determine the number of awards granted to participants under the 2014 Incentive Award Plan, subject to an annual limitation on the total number or value of awards that may be granted to any one person. No awards have been granted contingent on stockholder approval of the 2014 Incentive Award Plan.

The following is a summary of the principal features of the 2014 Incentive Award Plan, but it is qualified in its entirety by reference to the full text of the 2014 Incentive Award Plan, which appears as Exhibit C to this Proxy Statement.

Purpose of the 2014 Incentive Award Plan

Our board of directors approved the 2014 Incentive Award Plan, subject to stockholder approval, to allow us to continue to provide our employees and other key persons the opportunity to purchase or receive our shares or to receive compensation that is based upon appreciation in the value of our shares. This allows us to attract and retain the best personnel by providing them with an incentive to work to increase the value of our shares and a stake in our future, which corresponds to that of our stockholders.

Shares Available Under the 2014 Incentive Award Plan

The 2014 Incentive Award Plan reserves a total of 20 million shares of our common stock for issuance in connection with awards granted under the 2014 Incentive Award Plan. This total includes an additional ten million shares not previously approved by stockholders for grant under the current Incentive Award Plan. Shares subject to an award will again be available for issuance under the 2014 Incentive Award Plan if the award expires or is cancelled, exchanged, forfeited back, repurchased, or settled for cash. These share-recycling rules may not apply, however, in determining the maximum number of shares that may be issued in connection with incentive stock options under Section 422 of the Code.

Generally, the maximum number of shares subject to awards granted to any individual during any calendar year is five million shares, and the maximum amount that may be paid in cash with respect to awards during any calendar year is five million dollars. These per-participant limits are doubled for awards granted to a participant during her or his first year of service, and multiplied by the number of fiscal years over which performance is measured beyond a 12-month period with respect to a performance award.

The number of shares reserved under the 2014 Incentive Award Plan, the number of shares subject to awards granted, and any exercise price of awards will be equitably adjusted by our board of directors to reflect any change in our capitalization, such as stock dividends or stock splits. Fractional shares that result from any adjustment will be disregarded.

Administration

The compensation committee of our board of directors will administer the 2014 Incentive Award Plan (the “Administrator”). The Administrator has complete authority and discretion to determine the terms of awards, subject to the provisions of the 2014 Incentive Award Plan.

Eligibility and Participation

Subject to certain limitations with respect to consultants and advisors, participation in the 2014 Incentive Award Plan is open to all employees, non-employee officers, non-employee directors, consultants, and advisors of the Company and its subsidiary or parent corporations who the Administrator chooses. As of the date of this Proxy Statement, seven non-employee directors and approximately [•] employees and other persons rendering services to us and our affiliates would be eligible to participate in the 2014 Incentive Award Plan.

Awards

The 2014 Incentive Award Plan authorizes the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards intended to comply with Section 162(m) of the Code, and other stock and cash awards, as described below:

Stock Options. Stock options entitle a participant, upon exercise, to purchase a specified number of shares at a fixed price for a limited time period. The Administrator may grant incentive and nonqualified stock options under the 2014 Incentive Award Plan. The exercise price for each stock option is determined by the Administrator. “Fair market value” means, if our shares are listed on any established stock exchange or national market system, the closing sales price. If our shares are not listed or traded on any established stock exchange or national market system, fair market value means the average of the closing dealer bid and ask prices of a share as reflected on a national quotation system. In the absence of an established public trading market for our shares, the fair market value shares is determined in good faith by our board of directors. As of September [•], 2014, the fair market value of our common stock for purposes of the 2014 Incentive Award Plan was $[•] per share.

Incentive stock options are intended to comply with the requirements of Section 422 of the Code. Only stock options granted to employees qualify as incentive stock options.

Stock options expire on the date the Administrator determines at the time of grant. No stock options are exercisable after the tenth anniversary of their grant. Stock options may be exercised in whole or in installments, but no stock option may be exercisable for a fraction of a share. Shares purchased upon the exercise of stock options must be fully paid at the time of exercise in cash or any other consideration the Administrator allows.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) are rights to receive a payment equal to the excess of the fair market value of our shares on the date the SARs are exercised over the exercise price of the SARs. The exercise price of SARs is determined by the Administrator, but their term cannot exceed ten years. Payment upon exercise of SARs may be in cash, shares, or a combination of the two, as the Administrator allows.

Upon exercise of SARs, the participant is entitled to receive payment in an amount calculated by multiplying the excess of the fair market value of our shares on the exercise date over the exercise price of the SARs by the number of shares exercised.

Restricted Stock and Restricted Stock Units. Restricted stock and restricted stock units may be awarded to participants under terms the Administrator establishes. An award of restricted stock results in the immediate issuance of shares, giving a participant immediate rights of ownership in the shares, subject to restrictions. An award of restricted stock units is a contractual right to receive shares that is subject to restrictions. Restrictions on restricted stock and restricted stock units are determined by the Administrator and may include vesting or performance-based restrictions, voting restrictions, investment intent restrictions, transfer restrictions, repurchase rights, first-refusal rights, “drag along” rights requiring the sale of shares to a third-party purchaser in certain circumstances, and “lock up” type restrictions in connection with public offerings of shares, among others.

Performance Awards. A committee of two or more of our outside directors may grant stock options, restricted stock, restricted stock units, or other stock or cash awards that are subject to restrictions intended to qualify the award as performance-based compensation under Section 162(m) of the Code. A performance award entitles a participant to payment in shares or cash upon the attainment of one or more performance goals and other vesting conditions the Administrator determines. A performance goal is a predetermined level of achievement over a predetermined performance period of certain performance criteria chosen from among those listed in the 2014 Incentive Award Plan.

The performance criteria listed in the 2014 Incentive Award Plan are as follows: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners’ equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) net or gross operating income (before or after taxes) or growth thereof, including same store net operating income; (h) total stockholder returns; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, profit and/or revenue targets; (k) growth measures, including revenue growth and growth of adjusted or modified funds from operations; (l) share price (including, but not limited to, growth measures and total stockholder return); (m) pre-tax profits; (n) net asset value; (o) total property return;

(p) capital expenditure; (q) expense levels or ratios and reduction of expenses and costs; (r) customer satisfaction; and/or (s) strategic metrics, including capital allocation and investment strategy, execution of transition and development plans, branding or rebranding, management effectiveness, staffing development, team building and management, office relocation, management of legal and regulatory matters; management of co-investment relationships and joint ventures. This list is different from the list of performance criteria included in the current Incentive Award Plan, and the stockholders are being asked to approve these performance criteria as part of their approval of the entire 2014 Incentive Award Plan.

Performance goals may be applied on a per share or absolute basis and may be measured pursuant to GAAP, non-GAAP or other objective standards in a manner consistent with our established accounting policies. Performance goals may be compared with a peer group or other benchmark, all as determined at the time the performance goal for a performance period is established. A performance award may provide that one or more objectively determinable adjustments will be made to the manner in which one or more of the performance goals is calculated to account for any change in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the performance goals are set. Any adjustment will be made solely to provide a consistent basis from period to period for the calculation of performance goals to prevent the dilution or enlargement of a participant’s rights under the award.

New Plan Benefits and Previously Awarded Options

Awards granted under the 2014 Incentive Award Plan are at the discretion of the Administrator, so we cannot currently determine the benefits or amounts that will be received or allocated to our current named executive officers, executive officers as a group, directors who are not executive officers as a group, and employees, including all current officers who are not executive officers, as a group. Consequently, no New Plan Benefits Table is included in this Proxy Statement.

No grants were made to our named executive officers or our non-employee directors pursuant to the current Incentive Award Plan during the year ended December 31, 2013.  The number of shares subject to awards granted under the current Incentive Award Plan during our fiscal year ended December 31, 2013 to all employees and consultants as a group was 9,994,000 shares. No stock options were ever granted under either the current Incentive Award Plan or its predecessor.

Duration, Amendment, and Termination

No awards may be granted under the 2014 Incentive Award Plan on or after the earlier of (a) the tenth anniversary of the effective date (in which event the 2014 Incentive Award Plan will terminate when all outstanding awards have been fully exercised or are no longer exercisable) or (b) the date on which all of the shares reserved under the 2014 Incentive Award Plan have been issued or are no longer available for issuance (in which event the 2014 Incentive Award Plan terminates on that date). The 2014 Incentive Award Plan may, however, be terminated by our board of directors earlier than as scheduled under the 2014 Incentive Award Plan.

The board of directors may amend or terminate the 2014 Incentive Award Plan, but stockholder approval is required to increase the number of shares reserved under the 2014 Incentive Award Plan, extend the term of the 2014 Incentive Award Plan or an award, decrease the minimum exercise price of awards, change who is eligible to participate in the 2014 Incentive Award Plan, to eliminate or modify the prohibition on repricing without stockholder approval. Stockholder approval of certain other amendments to the 2014 Incentive Award Plan may also be required under applicable law or the listing rules of an established stock exchange or national market system.

The Administrator may modify, amend or cancel any award if the change does not diminish a participant’s rights under the award, the participant consents in writing, there is a dissolution or liquidation of the Company, the change is expressly permitted under the 2014 Incentive Award Plan or award agreement, or the change is otherwise permitted by applicable law.

Federal Income Tax Consequences

The following is a general summary of the federal income tax treatment of certain awards that are authorized for grant under the 2014 Incentive Award Plan based on the provisions of the Code as of the date of this Proxy Statement. Non-U.S. residents should consult with their tax adviser regarding the specific tax consequences as a result of the grant of awards under the 2014 Incentive Award Plan in their country of origin. This summary is not intended to be exhaustive, and the exact tax consequences to any participant depend on specific facts and circumstances. Participants should consult their tax adviser about any state, local and non-U.S. tax considerations or relevant federal tax implications of awards granted under the 2014 Incentive Award Plan.

Incentive Stock Options. An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option that qualifies under Section 422 of the Code. Option holders who neither dispose of their shares within two years of the date that the option was granted or within one year following the exercise of the option normally recognize capital gain or loss on the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies these holding periods, on the sale of the shares, we are not entitled to any deduction for federal income tax purposes. Where an option holder disposes of shares within two years after the grant date or within one year after the exercise date (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the exercise price (not to exceed the gain realized on sale, if the disposition is a transaction with respect to which loss, if sustained, would be recognized) is taxed as ordinary income at the time of disposition. Any gain in excess of that amount is capital gain. If loss is recognized, there is no ordinary income, and such loss is capital loss. Any ordinary income recognized by the option holder on the disqualifying disposition of our shares generally results in a deduction by us for federal income tax purposes.

Nonqualified Stock Options. Options not designated or qualifying as incentive stock options are nonqualified stock options having no special tax status. An option holder generally recognizes no taxable income as a result of the grant of the option. On the exercise of a nonqualified stock option, the option holder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Where the option holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. On the sale of shares acquired by the exercise of a nonqualified stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date), is taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. We should generally be entitled to a deduction equal to the amount of ordinary income recognized by the option holder as a result of the exercise of a nonqualified stock option.

Restricted Stock and Restricted Stock Units. Any cash and the fair market value of any shares received by a participant under an award of restricted stock or restricted stock units are generally includible in the participant’s ordinary income. In the case of restricted stock, this amount is includible in the participant’s income when the award vests, unless the participant filed an election with the Internal Revenue Service to include the fair market value of the restricted shares in income as of the grant date. In the case of restricted stock units, generally, any cash and the fair market value of any shares received by a participant are includible in income when the award is paid. Any dividends or dividend equivalents paid on the unvested portion of an award of restricted stock or restricted stock units are also ordinary income for a participant.

Deductibility of Compensation. The Code allows publicly held corporations to deduct compensation that is in excess of $1 million dollars paid to the Company’s chief executive officer and or any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance criteria and where certain statutory requirements are satisfied. It is intended that compensation arising from awards granted under the 2014 Incentive Award Plan that are based on performance criteria, and stock options and stock appreciation rights, are to be deductible by us as qualified performance-based compensation not subject to the $1 million limitation on deductibility under the Code. Despite this, we reserve the right to grant awards under the 2014 Incentive Award Plan that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THE APPROVAL OF THE
SECOND AMENDED AND RESTATED INCENTIVE AWARD PLAN.

PROPOSAL 4 —

NON-BINDING, ADVISORY VOTE ON NAMED EXECUTIVE

OFFICER COMPENSATION

On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, into law. The Dodd-Frank Act, among other things, amended the Exchange Act to add Section 14A(a)(1), which generally requires each public company to include in its proxy statement a separate resolution subject to a non-binding stockholder vote to approve the compensation of the Company’s named executive officers, as disclosed in its proxy statement pursuant to Item 402 of Regulation S-K. This is commonly known as, and is referred to herein as, a “say-on-pay” proposal or resolution. Under Section 14A(a)(1) of the Exchange Act, generally, each public company must submit a say-on-pay proposal to its stockholders not less frequently than once every three years. Prior to August 1, 2013, all of our named executive officers were employees of our Former Advisor or its affiliates, and we did not pay, and were not involved in determining, compensation for any of these individuals.  As a result, 2013 was the first year we paid our named executive officers, thus this is the first opportunity for our stockholders to approve their compensation.

As required by Section 14A of the Exchange Act, we are seeking a vote upon a non-binding advisory resolution to approve the compensation arrangements with our named executive officers as disclosed in the section of this proxy statement entitled “Executive Compensation—Compensation Discussion and Analysis.” Accordingly, the Company is providing stockholders with the opportunity to approve the following non-binding, advisory resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THIS RESOLUTION.

We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this Proxy Statement.  This vote is not limited to any specific item of compensation, but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as described in this proxy statement.  Please read the “Compensation Discussion and Analysis” beginning on page 14 for additional details about our executive compensation program.

The say-on-pay resolution is advisory, and therefore will not have any binding legal effect on the Company or the compensation committee.  However, the compensation committee does value the opinions of our stockholders and intends to take the results of the vote on this proposal, along with other relevant factors, into account in its future decisions regarding the compensation of our named executive officers.

PROPOSAL 5 —

RECOMMENDATION ON THE FREQUENCY OF THE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also amended the Exchange Act to add Section 14A(a)(2), which generally requires each public company to include in its proxy statement a separate resolution subject to a non-binding, advisory stockholder vote to determine whether the non-binding, advisory stockholder votes on the say-on-pay proposal required by Section 14A(a)(1) will occur every one, two or three years. Under Section 14A(a)(2), generally, each public company must submit this resolution to its stockholders not less frequently than every six years.

Accordingly, pursuant to Section 14A(a)(2) of the Exchange Act, we are providing stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, how frequently we will submit say-on-pay proposals to our stockholders in the future.  Our stockholders will have the following three options to choose from: (1) every year (“1 YEAR” on the proxy card), (2) every two years (“2 YEARS” on the proxy card) or (3) every three years (“3 YEARS” on the proxy card).  In addition, stockholders may choose to abstain from voting on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR A
FREQUENCY OF EVERY YEAR (“1 YEAR” ON THE PROXY CARD).

Our board believes that submitting a non-binding, advisory say-on-pay resolution to stockholders every year is preferable.  Currently, an annual say on pay vote is considered best practice, as an annual vote offers stockholders the opportunity to react promptly to trends in compensation, provide feedback before those trends become pronounced over time, and give our board of directors and the compensation committee the opportunity to evaluate individual compensation decisions each year in light of the ongoing feedback from stockholders. Additionally, the administrative process of submitting a non-binding, advisory say-on-pay resolution to stockholders on an annual basis is not expected to impose any substantial additional costs on the Company.

You may vote to advise us to have the vote on executive compensation held every year, every two years, or every three years, or you may abstain from voting.  You are not voting to approve or disapprove the board’s recommendation.  The result of the vote is advisory only and is non-binding on us.  Our board will consider the outcome of this non-binding advisory vote, along with any other factors it deems relevant, in adopting a voting frequency.

PROPOSAL 6 —

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

At the annual meeting, you and the other stockholders will vote on the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2014.

The audit committee has appointed Deloitte as our independent registered public accounting firm for the year ending December 31, 2014.

The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the opinions of management in assessing the independent registered public accounting firm’s qualifications, performance and independence. Notwithstanding its appointment of Deloitte, the audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. If the appointment of Deloitte is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.

During the year ended December 31, 2013, Deloitte served as our independent registered public accounting firm. Deloitte has served as our independent registered public accounting firm since November 2006. We expect that Deloitte representatives will be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Deloitte representatives will be available to respond to appropriate questions posed by stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

PROPOSAL 7 —

ADJOURNMENT OF THE ANNUAL MEETING

At the Annual Meeting, you and the other stockholders will vote to approve an adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of Proposals 1 through 6 if there are not sufficient votes for these proposals.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING

TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY.

ADDITIONAL INFORMATION

Householding

With the consent of affected stockholders, the SEC permits us to send a single copy of our Annual Report and this Proxy Statement to any household at which two or more stockholders reside if they appear to be members of the same family.  Each stockholder continues to receive a separate proxy card.  The procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs.  Only one copy of this Proxy Statement and our Annual Report will be sent to certain stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions.

We will promptly deliver, upon written or oral request, a separate copy of this Proxy Statement and our Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered.  If any stockholder residing at such an address desires at this time to receive a separate copy of this Proxy Statement and our Annual Report or if any such stockholder wishes to receive a separate proxy statement and annual report in the future, the stockholder should contact our Shareholder Services Department by phone at 866.655.3650, or by mail at Shareholder Services Department re: Monogram Residential Trust, Inc., Attn: Shareholder Services, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.  Likewise, if any stockholder residing at one household currently receives multiple copies of these documents and would like to receive one set in the future, please contact us.

Stockholder Proposals

The rules promulgated by the SEC require that any proposal by a stockholder for inclusion in the proxy materials for the 2015 Annual Meeting of Stockholders must be received by us no later than May [•], 2015.  Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in the rules are met.  However, if we hold our 2015 Annual Meeting before November 18, 2015, stockholders must submit proposals for inclusion in our 2015 proxy statement within a reasonable time before we begin to print our proxy materials.

In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be submitted in accordance with our bylaws.  Our bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.13 of our bylaws must be complied with, including, but not limited to, delivery of notice, not less than 120 days nor more than 150 days prior to the first anniversary of the mailing of the notice for the Annual Meeting held in the prior year.  Accordingly, under our current bylaws, a stockholder nomination or proposal intended to be considered at the 2015 Annual Meeting of Stockholders must be received by us no earlier than April [•], 2015 and not later than May [•], 2015.  Our Secretary will provide a copy of our bylaws upon written request and without charge.

Stockholder Communications

We have adopted a process for stockholders to send communications to our board.  A description of the manner in which stockholders can send such communications appears above under “Communication with Directors” and can also be found on the website maintained for us at www.monogramres.com.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of 2014 Annual Meeting and referred to in this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary

EXHIBIT A

Fifth Articles of Amendment and Restatement

FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT

MONOGRAM RESIDENTIAL TRUST, INC.

FIRST:  Monogram Residential Trust, Inc., a Maryland corporation, desires to amend and restate its Charter (as hereinafter defined) as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Monogram Residential Trust, Inc. (the “Company”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “Monogram Residential Trust, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“ASSET” means any Property, Mortgage, loan or other direct and indirect investments (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one or more of its Affiliates, its Joint Ventures or the Operating Partnership.

“BOARD” means, collectively, the individuals named in Section 6.1 of the Charter and such other individuals who may be duly elected and qualified to serve as Directors thereafter to replace any such individual or fill a vacancy caused by the death, removal or resignation of any such individual or caused by an increase in the number of Directors.

“BYLAWS” means the bylaws of the Company, as the same are in effect from time to time.

“CHARTER” means these Articles of Amendment and Restatement and any Articles of Amendment, Articles Supplementary or other modification or amendment thereto.

“CLOSING PRICE” on any date shall mean the last sale price for any class or series of the Company’s Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to Shares Listed or, if such Shares are not Listed, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system or other quotation service that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board.

“CODE” shall have the meaning provided in Article II herein.

“COMMON SHARES” shall have the meaning provided in Section 5.1 herein.

“COMPANY” shall have the meaning provided in Article I herein.

“DIRECTOR” means a member of the Company’s Board.

“EXCHANGE ACT” shall have the meaning provided in Section 9.3 herein.

“INDEPENDENT DIRECTOR” means a Director who satisfies the independence requirements of the NYSE as in effect from time to time.

“INITIAL PUBLIC OFFERING” means the first Offering.

“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer or general partner, which are established to acquire or hold Assets.

“LISTING” means the listing of the Common Shares on a national securities exchange. Upon such Listing, the Shares shall be deemed “Listed.”

“MGCL” means the Maryland General Corporation Law.

“NET SALES PROCEEDS” means in the case of a transaction described in clause (i) (A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i) (B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i) (C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company or the Operating Partnership (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i) (D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or other loan on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any consideration (including non-cash consideration such as stock, notes or other property or securities) that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale, valued in the reasonable determination of the Company. Net Sales Proceeds shall not include any reserves established by the Company or the Operating Partnership in its sole discretion.

“NON-COMPLIANT TENDER OFFER” shall have the meaning provided in Section 9.3 herein.

“NYSE” means the New York Stock Exchange.

“OFFERING” means any public offering of Shares pursuant to an effective registration statement filed under the Securities Act occurring at a time when Shares are not Listed or approved for Listing or are not otherwise a “covered security” as defined in Section 18 of the Securities Act, and are subject to state merit review by one or more states.

“OPERATING PARTNERSHIP” means Monogram Residential OP LP (f/k/a Behringer Harvard Multifamily OP I LP), a Delaware limited partnership, through which the Company may own Assets.

“OPERATING PARTNERSHIP AGREEMENT” means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of November 28, 2007, as amended June 30, 2014, and as it may be further amended from time to time.

“OP UNITS” means units of limited partnership in the Operating Partnership.

“PERSON” means an individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

“PREFERRED SHARES” shall have the meaning provided in Section 5.1 herein.

“PROPERTY” or “PROPERTIES” means, as the context requires, any or all, respectively, of the Real Property acquired by the Company, either directly or indirectly (including through joint venture arrangements or other partnership or investment interests).

“PROXY REQUEST” shall have the meaning provided in Section 9.2 herein.

“PROXY TO LIQUIDATE” shall have the meaning provided in Section 9.2 herein.

“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Company or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or other loan or portion thereof (including with respect to any Mortgage or other loan, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage or other loan and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the net proceeds of such transaction or series of transactions are reinvested in one (1) or more Assets within one hundred and eighty (180) days thereafter.

“SDAT” shall have the meaning provided in Section 5.5 herein.

“SEC” shall have the meaning provided in Section 9.2 herein.

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“SERIES A PREFERRED STOCK” shall have the meaning provided in Section 5.4 herein.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares or Preferred Shares.

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

“TENDERED SHARES” shall have the meaning provided in Section 9.3 herein.

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company, excluding an Offering of Shares pursuant to a distribution reinvestment plan or plans or (ii) the date on which all Shares offered in the Initial Public Offering are sold, excluding warrants offered thereunder and Shares that may be acquired upon exercise of such warrants and Shares offered thereunder that may be acquired pursuant to a distribution reinvestment plan or plans.

ARTICLE V

STOCK

SECTION 5.1.               AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 1,000,000,000 Shares, of which (i) 875,000,000 shall be designated as common stock, $0.0001 par value per Share (the “Common Shares”); and (ii) 125,000,000 shall be designated as preferred stock, $0.0001 par value per Share (the “Preferred Shares”).  The aggregate par value of all authorized shares of stock having par value is $100,000.00.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.5 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Article.  The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to (i) increase or decrease the aggregate number of Shares that the Company has authority to issue, (ii) increase or decrease the number of Shares of any class or series that the Company has authority to issue, or (iii) classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of such Shares.

SECTION 5.2.               COMMON SHARES.

(i)                                     COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)                                  DESCRIPTION. Subject to the provisions of Section 5.7 hereof and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one (1) vote per share on all matters upon which Stockholders are entitled to vote.  Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights. The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of stock.

(iii)                               DISTRIBUTION RIGHTS. The Board from time to time may authorize and the Company may pay to Stockholders such dividends or other distributions in cash or other property as the Board in its discretion shall determine. The Board shall endeavor to authorize, and the Company may pay, such dividends and distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

(iv)                              RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares then outstanding.

(v)                                 VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of Common Shares shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company.

(vi)                            REDEMPTION RIGHTS. The Company shall have the right to redeem the Common Shares in accordance with Section 9.3 hereof.

SECTION 5.3.               PREFERRED SHARES. The Board is hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such class or series, the Board, by resolution, shall fix the number of shares to be included in each class or series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any. The authority of the Board with respect to each class or series shall include, but not be limited to, determination of the following:

(i)                                     The designation of the series, which may be by distinguishing number, letter or title.

(ii)                                  The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(iii)                               The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(iv)                              The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(v)                                 The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

(vi)                              Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii)                           Restrictions on the issuance of shares of the same series or of any other class or series.

(viii)                        Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Shares then outstanding. Notwithstanding any other provision of the Charter, the Board may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

SECTION 5.4.               SERIES A NON-PARTICIPATING, VOTING, CUMULATIVE, CONVERTIBLE 7.0% PREFERRED STOCK.  10,000 shares of the Preferred Stock are classified as Series A non-participating, voting, cumulative, convertible 7.0% preferred stock (the “Series A Preferred Stock”) with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, as follows in this Section 5.4.

The defined terms used in this Section 5.4, other than those specifically defined herein, shall have the meanings set forth in Section 5.4(ix). Unless otherwise specifically stated herein, including without limitation in Section 5.4(iv)(c) and Section 5.4(viii), the terms of the Series A Preferred Stock shall be subject to the terms of the Charter if and to the extent applicable, as the same may be amended or restated from time to time.

(i)                                     DESIGNATION AND NUMBER. A series of Preferred Stock designated as the “Series A non-participating, voting, cumulative, convertible 7.0% preferred stock” is hereby established and the number of shares constituting the series shall be 10,000, which may be issued in fractions of a share.

(ii)                                  DISTRIBUTION RIGHTS. The holders of Series A Preferred Stock shall be entitled to receive, as and when declared by the Board or any duly authorized committee of the Board, but only out of assets legally available therefor, cumulative cash dividends equal to a rate of 7.0% per annum on (i) the Liquidation Preference (as defined in Section 5.4(iii)) per share of Series A Preferred Stock and (ii) the amount of accrued and any unpaid dividends for any prior year. Such dividends shall accrue irrespective of whether the Board has declared such dividends. Accrued and declared dividends on the Series A Preferred Stock will be paid to the holders of record of Series A Preferred Stock at the close of business on each June 30 and December 31 (or next Business Day if such June 30 and/or December 31 is not a Business Day). If the holders of Series A Preferred Stock are treated as receiving any amount as a consent dividend or as a deemed dividend, for federal income tax purposes, the Company shall at such time also declare cash dividends to, and shall distribute to, the holders of Series A Preferred Stock sufficient cash to pay tax (at an assumed combined federal and state rate of 50%) on the total of all dividends subject to tax to such holders (including any taxable amount of the cash dividend required under this provision).

(iii)                               LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, or there shall be set apart out of such assets of the Company for the holders of Series A Preferred Stock, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Junior Stock, liquidating distributions in an amount equal to $10.00 per share (the “Liquidation Preference”). The holders of Series A Preferred Stock, upon liquidation, dissolution or winding up, shall not be entitled to receive the Liquidation Preference until the liquidation preference of all shares of Senior Stock shall have been paid in full or a sum set apart sufficient to provide for such payment. If, upon any liquidation, dissolution or winding up of the Company, the amounts payable with respect to the shares of the Series A Preferred Stock and any Parity Stock are insufficient for payment to be made in full, the holders of shares of the Series A Preferred Stock and the Parity Stock shall share ratably in any such distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After receipt of the full amount of the Liquidation Preference, the holders of shares of the Series A Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Company upon liquidation, dissolution or winding up. For the purposes hereof, neither a consolidation, nor a merger of the Company with another person, nor a sale or transfer of all or part of its assets for cash or securities, shall be considered a liquidation, dissolution or winding up of the Company. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Company or otherwise, is permitted under the MGCL, amounts that would be needed, if the Company were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series A Preferred Stock shall not be added to the Company’s total liabilities.

(iv)                              VOTING RIGHTS. The holders of shares of Series A Preferred Stock shall have only the following voting rights:

(a)                                 Each share of Series A Preferred Stock shall entitle the holder thereof to one (1) vote on all matters submitted to a vote of the holders of the Series A Preferred Stock or the Common Stock.

(b)                                 Except as otherwise provided herein, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as a single class on all matters submitted to a vote of the holders of Common Stock.

(c)                                  The affirmative vote of the Required Holders, voting together as a single class for such purposes, shall be required for (i) the adoption of any amendment, alteration or repeal of this Section 5.4 and the terms of the Series A Preferred Stock set forth herein, that adversely changes or has the effect of adversely altering the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions or qualifications of the shares of Series A Preferred Stock, or (ii) the adoption of any amendment, alteration or repeal of any other provisions of the Charter that materially adversely changes or has the effect of materially adversely altering the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions or qualifications of the shares of Series A Preferred Stock, it being understood that an increase in the number of directors on the Board is not, by itself, an adverse change referred to in the foregoing clause (i) or (ii).

(v) AUTHORIZATION AND ISSUANCE OF OTHER SECURITIES. Without the affirmative vote of the Required Holders, the Board shall not have the right to increase or decrease the number of shares that are classified as Series A Preferred Stock or to authorize the issuance of or to classify or reclassify any unissued shares of stock of the Company into, additional shares of Series A Preferred Stock.

(vi)                              CONVERSION.

(a)                                 TRIGGERING EVENT. Subject to Section 5.4(vi)(c), all shares of Series A Preferred Stock then outstanding will convert into Common Stock (i) automatically, in connection with a Listing, (ii) automatically, upon a Change of Control Transaction, or (iii) automatically, upon election by the Required Holders during the period beginning on the Effective Date and ending at the close of business on the fifth anniversary of the Effective Date (including as may be delayed pursuant to Section 5.4(vi)(c), each a “Triggering Event”).

(b)                                 CONVERSION RATE. Upon a Triggering Event, each share of Series A Preferred Stock shall convert into shares of Common Stock at a rate equal to (i) the Conversion Value Per Share of Series A Preferred Stock, divided by (ii) the Current Common Stock Value, in each case as applicable with respect to such Triggering Event, except as otherwise provided in Section 5.4(vi)(c).

(c)                                  DELAYED CONVERSION.

(i)                                     If a Listing occurs prior to December 31, 2016, such Listing (and the related Trigger Event) shall be deemed to occur on

December 31, 2016 and the respective Measurement Period shall begin upon the later to occur of (1) January 2, 2017 and (2) the 180th day following the later to occur of (X) the Listing and (Y) the expiration of any applicable lock-up period entered into by any existing holder or holders of Common Stock of not less than five (5) percent of the then outstanding Common Stock to facilitate the orderly listing of the Common Stock in public markets in connection with the Listing. The foregoing notwithstanding, the Required Holders may elect to convert the Series A Preferred Stock into Common Stock as contemplated by clause (iii) of Section 5.4(vi)(a) at any time prior to December 31, 2016 by delivering written notice to the Company pursuant to Section 5.4(vi)(f), and the Measurement Period with respect to such conversion shall begin on the Trading Day following the date of conversion, unless the Required Holders designate a different date as the beginning of the Measurement Period pursuant to Section 5.4(vi)(f)(ii); the Conversion Common Stock Value shall be calculated as contemplated by clause (ii) of Section 5.4(ix)(g), rather than as contemplated by clause (i) of Section 5.4(ix)(g), except that the beginning of the Measurement Period shall be the date contemplated by this Section 5.4(vi)(c)(i). In the event that a Change of Control Transaction occurs after such Listing but prior to the last trading day of the respective Measurement Period, if the Requisite Holders have not converted the Series A Preferred Stock into Common Stock and the last day of the respective Measurement Period has not occurred as contemplated by the previous sentence, the Series A Preferred Stock will be treated in accordance with Section 5.4(vi)(c)(ii) rather than this Section 5.4(vi)(c)(i).

(ii)                                  If a Change of Control Transaction occurs prior to December 31, 2016 or after a Listing but prior to the last trading day of the respective Measurement Period as contemplated by the final sentence of Section 5.4(vi)(c)(i), such Change of Control Transaction shall be deemed a Fundamental Change and shall not result in a Triggering Event for purposes of clause (ii) of Section 5.4(vi)(a). Section 5.4(vi)(i) shall apply with respect to such deemed Fundamental Change.

(d)                                 ESTIMATED PER SHARE VALUE. Until the occurrence of the earlier of (i) a Triggering Event or (ii) a Listing as contemplated by the first sentence of Section 5.4(vi)(c)(i), the Company shall determine and disclose an annual Estimated Per Share Value; provided, that the Company shall not be required to determine a second Estimated Per Share Value in fiscal year 2013. The Company shall determine and disclose an annual Estimated Per Share Value in accordance with the IPA Valuation Guidelines; provided, that the Board may in good faith determine to revise the method for calculating the Estimated Per Share Value. The Company shall promptly publicly disclose each such Estimated Per Share Value in a Form 8-K, by press release or otherwise and shall disclose in writing to the holders of shares of Series A Preferred Stock the value of the Series A Preferred Stock included in the derivation of the Estimated Per Share Value, if such value is not disclosed in the Form 8-K, press release or other communication that discloses the Estimated Per Share Value. The Required Holders may request that the Company obtain an appraisal of the Estimated Per Share Value or the Company may voluntarily obtain an appraisal of the Estimated Per Share Value (1) with respect to any determination of the Estimated Per Share Value, if the Company has not determined such Estimated Per Share Value using an independent appraiser, and (2) if the Company has not determined the Estimated Per Share Value using an independent appraiser during the six month period prior to the Triggering Event. In such event, each of the Company, on the one hand, and the Required Holders, on the other hand, shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser, whose determination of such Estimated Per Share Value shall be final and binding. The cost of such appraisal shall be paid by the Company.

(e)                                  ACCRUED AND UNPAID DIVIDENDS. Upon conversion, holders of shares of Series A Preferred Stock shall be entitled to receive payment of any accrued but unpaid dividends with respect to the shares of Series A Preferred Stock being converted, including with respect to any dividend contemplated by the final sentence of Section 5.4(ii).

(f)                                   CONVERSION PROCEDURE.

(i)                                     Conversion of the Series A Preferred Stock upon election of the Required Holders pursuant to Section 5.4(vi)(a)(iii) or as contemplated by the second sentence of Section 5.4(vi)(c)(i) shall be effected by delivery to the Company by the Required Holders of a written notice stating the election of such holders to convert the Series A Preferred Stock. In the event the notice shall specify any name other than that of a record holder, the notice shall be accompanied by documents confirming ownership, reflecting compliance with the securities laws and, if applicable, payment of all transfer taxes payable upon issuance of the shares of Common Stock in such name. Other than such taxes, the Company shall pay any and all issuance and other taxes (excluding taxes based on income) that may be payable with respect to the issuance and/or delivery of shares of Common Stock on conversion of Series A Preferred Stock. As promptly as practicable, but in no event more than 15 days, after receipt by the Company of the written notice of conversion from the Required Holders, the Company shall deliver notice of conversion of the Series A Preferred Stock to all holders thereof. As promptly as practicable, but in no event more than 5 Business Days after receipt by the Company of the written notice of conversion from the Required Holders or (as applicable) within 5 Business Days after the completion of any required appraisal or Measurement Period as contemplated by the second sentence of Section 5.4(vi)(c)(i), the Company shall deliver or cause to be delivered the number of validly issued, fully paid and non-assessable whole shares (that is, any fraction of a share a holder would otherwise be entitled to receive shall be rounded up to the nearest whole share) of Common Stock to which each record holder or other recipient shall be entitled pursuant to Section 5.4(vi)(b) or (as applicable) the second sentence of Section 5.4(vi)(c)(i) hereof.

(ii)                                  A conversion upon election of the Required Holders pursuant to Section 5.4(vi)(a)(iii) shall be deemed effective immediately prior to the open of business on the date of the respective written notice to the Company. However, the Required Holders may specify conversion upon a future date or event, such as the fifth anniversary of the Effective Date but in no event later than the fifth anniversary of the Effective Date. In the case of an election by the Required Holders following a Listing that is subject to Section 5.4(vi)(c)(i), the Required Holders may specify any Trading Day on which the Measurement Period shall begin; provided, however, that such Trading Day shall be (i) no later than January 2, 2017 and (ii) no earlier than the first Trading Day after such election to convert has been made by the Required Holders. Upon conversion, the rights of the converting holder with respect to the shares being converted shall terminate, except for the right to receive the shares of Common Stock issuable upon conversion, and the person entitled to receive the shares of Common Stock so issuable shall be treated for all purposes as having become the record holder of such shares of Common Stock at the time of issuance. In the event the written notice for conversion is delivered on a day the transfer books of the Company for its Common Stock are closed, the conversion shall be deemed to have occurred upon the close of business on the first immediately succeeding date on which such transfer books are open, except as otherwise provided above.

(iii)                               In connection with any conversion of Series A Preferred Stock pursuant to Section 5.4(vi)(a)(i) or the first sentence of Section 5.4(vi)(c)(i), the Company shall deliver or cause to be delivered the number of validly issued, fully paid and non-assessable whole shares (that is, any fraction of a share a holder would otherwise be entitled to receive shall be rounded up to the nearest whole share) of Common Stock to which each holder of Series A Preferred Stock shall be entitled pursuant to Section 5.4(vi)(a)(i) or the first sentence of Section 5.4(vi)(c)(i) hereof, as promptly as practicable (but in no event more than 5 Business Days after the earliest day upon which the number of whole shares of Common Stock can be determined).

(iv)                              In connection with any conversion of Series A Preferred Stock pursuant to Section 5.4(vi)(a)(ii), but excluding (for the avoidance of doubt) any Change of Control Transaction deemed a Fundamental Change as contemplated by the final sentence of Section 5.4(vi)(c)(i) or by Section 5.4(vi)(c)(ii), the Company shall deliver or cause to be delivered the number of validly issued, fully paid and non-assessable whole shares (that is, any fraction of a share a holder would otherwise be entitled to receive shall be rounded up to the nearest whole share) of Common Stock to which each holder of Series A Preferred Stock shall be entitled pursuant to Section 5.4(vi)(a)(ii) effective as of immediately prior to the subject Change of Control Transaction. In connection with any such Change of Control Transaction, the Company shall provide all of the holders of Series A Preferred Stock advance notice (before the Change of Control Transaction occurs) of the respective Conversion Common Stock Value, Conversion Value Per Share of Series A Preferred Stock and Current Common Stock Value as soon as reasonably practicable, but in no event less than 15 days prior to such Change of Control Transaction.

(v)                                 The shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock, when issued in accordance with the terms hereof, are hereby declared to be, and shall be, validly issued, fully paid and nonassessable shares of Common Stock in the hands of the holders thereof.

(vi)                              In connection with any Triggering Event, if the Conversion Value Per Share of Series A Preferred Stock is zero, the Series A Preferred Stock will be automatically deemed cancelled without further consideration and shall cease to be outstanding.

(g)                                  PRESERVATION OF REIT STATUS.

(i)                                     If, based upon the advice of legal counsel, the Board reasonably determines that the conversion of shares of Series A Preferred Stock owned by any holder (based on the Beneficial Ownership and Constructive Ownership of Common Stock of such holder, assuming conversion of all Series A Preferred Stock by such holder) would create a substantial risk that the Company would no longer qualify as a REIT under Section 856(a)(6) of the Code (an “Adverse REIT Status Determination”), then only such number of shares of Series A Preferred Stock owned by such holder shall be converted into shares of Common Stock such that there is no substantial risk that the Company would no longer qualify as a REIT under Section 856(a)(6) of the Code. At least three (3) Business Days prior to the Board making any Adverse REIT Status Determination, the Company shall give written notice to each such holder of Series A Preferred Stock, notifying such holder that the full conversion of Series A Preferred Stock by such holder may be subject to an Adverse REIT Status Determination, and shall thereafter consult in good faith with each such holder as to such determination, including as to the actual Beneficial Ownership and Constructive Ownership of such holder, before the Board makes any Adverse REIT Status Determination.

(ii)                                In connection with any Adverse REIT Status Determination each holder of any Series A Preferred Stock subject to an Adverse REIT

Status Determination shall retain the remaining shares of Series A Preferred Stock and delay conversion pursuant to an Alternate Conversion (as defined below).

(iii)                               At such time as the Board reasonably determines that conversion of such shares of Series A Preferred Stock would not create a substantial risk that the Company would no longer qualify as a REIT under Section 856(a)(6) of the Code, each share of Series A Preferred Stock that remains outstanding pursuant to Section 5.4(vi)(g)(ii) shall convert (“Alternate Conversion”) into a number of shares of Common Stock (or successor security) equal to the greater of (A) the number of shares of Common Stock (or successor security) that such share of Series A Preferred Stock would have been entitled to receive absent an Adverse REIT Status Determination and (B) the number of shares of Common Stock (or successor security) that such share of Series A Preferred Stock would be entitled to receive if the Triggering Event were to occur on the date of the Alternate Conversion. Any such holder of shares of Series A Preferred Stock may request (but no more than once per calendar quarter) that the Board reevaluate its Adverse REIT Status Determination, and the Board shall reevaluate its determination within thirty (30) days of such request. The Board shall promptly notify in writing each such holder of Series A Preferred Stock of the results of each reevaluation of the applicable Adverse REIT Status Determination. Prior to the Alternate Conversion of all shares of Series A Preferred Stock that remain outstanding pursuant to Section 5.4(vi)(g)(ii), the provisions hereof (including in the event of any Change of Control Transaction or Fundamental Changes that occurs after a Triggering Event but before Alternative Conversion) shall continue to apply.

(iv)                              If the Company declares, pays or sets a record date for payment of any dividend on the Common Stock (including any stock dividend payable in shares of Common Stock) after a Triggering Event but before an Alternate Conversion (in particular, the issuance date of the subject Common Stock), each holder of any share of Series A Preferred Stock subject to an Alternate Conversion shall be entitled to a payment equal to what would have been received by such holder if an Adverse REIT Status Determination had not occurred. In connection with an Alternate Conversion, such payment shall be made by the Company in the form of a number of shares of Common Stock equal to the amount of all such dividends divided by the Current Common Stock Value.

(v)                                 This Section 5.4(vi)(g) shall apply to all of Section 5.4(vi).

(h)                                 NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of shares of the

Series A Preferred Stock but, in lieu thereof, any fractional interest shall be rounded up to the next whole share (on a holder by holder basis).

(i)                                     FUNDAMENTAL CHANGE. In the event of any Fundamental Change, including any Change of Control Transaction that is deemed a Fundamental Change pursuant to Section 5.4(iv)(c), the Company or the successor or purchasing business entity shall provide that the holders of each share of Series A Preferred Stock then outstanding shall, in connection with such Fundamental Change, receive shares, or fractions of shares, of capital stock that have at least equivalent economic value and opportunity (for the avoidance of doubt, the option value of the Series A Preferred Stock shall be taken into account, based on the number of days remaining until the fifth anniversary of the Effective Date) and other rights and terms as the Series A Preferred Stock following such Fundamental Change, which shall in each case take into account any income tax consequences resulting from such Fundamental Change and exchange of securities to such holders at the highest combined federal and state rate, the value of the replacement capital stock being higher in value in an amount equal to any such income tax consequences. The provisions of this Section 5.4(vi)(i) shall similarly apply to successive Fundamental Changes. In connection with any Fundamental Change, including any Change of Control Transaction that is deemed a Fundamental Change pursuant to Section 5.4(vi)(c), the Company shall provide all of the holders of Series A Preferred Stock with advance notice of the type of (and rights and terms associated with the) capital stock proposed to be issued to the holders of Series A Preferred Stock as a result of such Fundamental Change as soon as reasonably practicable, but in no event less than 15 days prior to such Fundamental Change.

(j)                                    RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of Common Stock, free of preemptive rights, as shall be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Company shall, from time to time, in accordance with the laws of the State of Maryland, use its best efforts to increase the authorized number of shares of Common Stock if, at any time, the number thereof shall not be sufficient to permit the conversion of all the then outstanding shares of Series A Preferred Stock. If any shares of Common Stock required to be reserved for conversion of shares of Series A Preferred Stock need to be registered with, or approved by, any governmental authority under any federal or state law before such shares may be issued upon conversion, the Company shall, in good faith and as expeditiously as possible, endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on a national securities exchange, the Company shall, in good faith and as expeditiously as possible, if permitted by the rules of such exchange, endeavor to list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of shares of the Series A Preferred Stock.

(vii)                           REDEMPTION. At any time after the fifth anniversary of the Effective Date, the Company may redeem all, and not less than all, of the then outstanding shares of Series A

Preferred Stock (excluding any shares of Series A Preferred Stock for which a Triggering Event has occurred, regardless of whether the consummation of conversion upon such Triggering Event has occurred or is pending) at a price per share of Series A Preferred Stock equal to the Liquidation Preference plus declared and unpaid dividends thereon (the “Redemption Price”). At least 15 but not more than 35 days prior to the date specified for redemption (the “Redemption Date”), the Company shall give written notice to each holder of record of Series A Preferred Stock notifying such holder of the redemption and specifying the Redemption Price and the Redemption Date. Any shares of Series A Preferred Stock redeemed pursuant to this Section 5.4 (vii) or otherwise acquired by the Company in any manner whatsoever shall be canceled and shall become authorized but unissued shares of Preferred Stock without designation as to class or series.

(viii)                        EXCEPTED HOLDERS.

(a)                                 COMMON SHARE OWNERSHIP LIMIT. For purposes of Section 5.7 of the Charter, each holder of the Series A Preferred Stock shall have an Excepted Holder Limit (as such term is defined in Section 5.7 of the Charter) of a 20% interest (in value or number of as-converted shares, whichever is more restrictive) of the aggregate of the outstanding Common Stock of the Company, subject to adjustment pursuant to Section 5.7(ii)(g) of the Charter.

(b)                                 PREFERRED SHARE OWNERSHIP LIMIT. For purposes of Section 5.7 of the Charter, there shall be no Preferred Share Ownership Limit (as such term is defined in Section 5.7 of the Charter) with respect to holdings of Series A Preferred Stock, and each holder of the Series A Preferred Stock shall be deemed an Excepted Holder (as such term is defined in Section 5.7 of the Charter) for the purposes of the Preferred Share Ownership Limit with respect to its holdings of Series A Preferred Stock. For the avoidance of doubt, one Person can hold all of the outstanding shares of Series A Preferred Stock

(c)                                  Notwithstanding the foregoing, any Excepted Holder shall be subject, in all events, to the provisions of Section 5.4(vi)(g).

(ix)                              DEFINITIONS. For purposes of this Section 5.4, the following terms shall have the meanings indicated:

(a)                                 “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

(b)                                 “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which commercial banks in New York City are authorized or required by law or executive order to close, or a day which is, or is declared to be, a national or New York State holiday.

(c)                                  “Change of Control Transaction” shall mean, with respect to the Company, any event or series of related events (including, without limitation, any issuance, transfer or other disposition of shares of Equity Stock of the Company, merger, share exchange or consolidation) after which (a) any person or Group is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of Equity Stock representing greater than 50% of the combined voting power of the then outstanding Equity Stock of the Company and (b) the beneficial owners, directly or indirectly, of Equity Stock of the Company immediately prior to such event or series of related events have less than 50% of the combined voting power of the surviving entity (or its parent company) after such event or series of events. In addition, any event that causes, directly or indirectly, any person or Group other than the Company to become the beneficial owner of greater than 50% of the outstanding economic interests in the Operating Partnership shall be deemed a Change of Control Transaction. At any time prior to December 31, 2016 or (as applicable) the end of the applicable Measurement Period contemplated by the third sentence of Section 5.4(vi)(c)(i), the sale of a majority of the assets of the Company (on a consolidated basis) in a transaction or series of related transactions shall constitute a Change of Control Transaction; following the later to occur of December 31, 2016 or (as applicable) the end of the applicable Measurement Period contemplated by the third sentence of Section 5.4(vi)(c)(i), the sale of a majority of the assets of the Company (on a consolidated basis) in a transaction or series of related transactions shall not constitute a Change of Control Transaction.

(d)                                 “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)                                  “Common Stock” shall mean the common stock, $0.0001 par value per share, of the Company.

(f)                                   “Constructive Ownership” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

(g)                                  “Conversion Common Stock Value” shall mean: (i) in the case of conversion of Series A Preferred Stock upon election of the Required Holders pursuant to Section 5.4(vi)(a)(iii), the then most recent Estimated Per Share Value as of the date of such election, as adjusted: (A) for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the date of determination of such Estimated Per Share Value and (B) so that the Estimated Per Share Value is calculated on (1) a net asset value basis (i.e., net of liabilities and the aggregate Liquidation Preference that the then outstanding Series A Preferred Stock would be entitled to receive in connection with a liquidation of the Company) and (2) based on the assumption that the Series A Preferred Stock is not outstanding, except that, to the extent the Company (or one of its Affiliates) has sold any property included in the determination of such Estimated Per Share Value, the gross sale price of each such property shall be substituted for the estimated value of such property included in such Estimated Per Share Value; (ii) in the case of a Listing, the average daily closing price of the Common Stock for a 30 Trading Day period (the “Measurement Period”) commencing on the first Trading Day after the date that is the 180th day following the later to occur of (A) the Listing and (B) the expiration of any applicable lock-up period entered into by any existing holder or holders of Common Stock of not less than five (5) percent of the then outstanding Common Stock to facilitate the orderly listing of the Common Stock in public markets in connection with the Listing, provided, however, that, if a Change of Control Transaction shall occur prior to the end of such Measurement Period, the Conversion Common Stock Value shall be determined in accordance with clause (iii) of this sentence; and (iii) in the case of a Change of Control Transaction, the value per share of Common Stock established thereby or, if the value per share of Common Stock is not established in connection with such Change of Control Transaction, the value per share that the Board shall in good faith determine in connection with such Change of Control Transaction, if applicable, based on the value of the consideration paid for or with respect to or by extension to the Common Stock in connection therewith.

(h)                                 “Conversion Company Value” shall mean (i) the Conversion Common Stock Value multiplied by (ii) the Effective Date Outstanding Shares.

(i)                                     “Conversion Value Per Share of Series A Preferred Stock” shall mean the result of: (i) 15.0 percent (0.15) of the excess, if any, of (A) Conversion Company Value over (B) the Threshold Value; divided by (ii) the number of shares of Series A Preferred Stock outstanding on the date of the Triggering Event; and, in the case of a Triggering Event based upon a Listing or Change of Control Transaction (including any instance pursuant to Section 5.4(vi)(c) where a Measurement Period is utilized) only, multiplied by (iii) 115 percent (1.15); provided, however, that if a listing application or securities registration statement has been filed in anticipation of a Listing, or a Change of Control Transaction has been announced, in either case, prior to the fifth anniversary of the Effective Date, and such Listing has not occurred or Change of Control Transaction has not been closed, then the Conversion Value Per Share of Series A Preferred Stock, in connection with an exercise or conversion on such date, will be determined in connection with such subsequent Listing (and the subsequent Measurement Period) or as of the date of closing of such Change of Control Transaction (or other Change of Control Transaction that arises in response to such first Change of Control Transaction); provided, further, however, that if such Listing or Change of Control Transaction does not occur within 270 days following the fifth anniversary of the Effective Date, then the Series A Preferred Stock shall be converted on the same basis as if the holder had elected to convert the Series A Preferred Stock on the fifth anniversary of the Effective Date. If the amount of clause (A) above is equal to, or less than, the amount of clause (B) above, then the Conversion Value Per Share of Series A Preferred Stock shall be equal to zero.

(j)                                    “Current Common Stock Value” shall mean Conversion Common Stock Value, provided, however, that, for purposes of determining Current Common Stock Value, Estimated Per Share Value as referenced in clause (i) of Section 5.4(ix)(g) shall be calculated assuming the conversion of all shares of Series A Preferred Stock outstanding immediately prior to such Triggering Event and assuming the net asset value is not decreased by the Liquidation Preference referred to in Section 5.4(iii).

(k)                                 “Effective Date” shall mean July 31, 2013.

(l)                                     “Effective Date Outstanding Shares” shall mean 168,537,343.3430 shares of Common Stock (as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the Effective Date). For the avoidance of doubt, shares of Common Stock issuable upon the exercise or payment of stock options, warrants, rights and other equity securities with respect to which shares of Common Stock have not actually been issued prior to the Effective Date, including the Series A Preferred Stock and any shares of Common Stock issuable upon conversion of the Series A Preferred Stock, shall not be deemed outstanding for this purpose.

(m)                             “Equity Stock” shall mean all classes or series of stock of the Company that the Company shall have authority to issue.

(n)                                 “Estimated Per Share Value” shall mean the estimated per share value of Common Stock calculated in accordance with Section 5.4(vi)(d).

(o)                                 “Fundamental Change” shall mean the occurrence of any transaction or event or series of transactions or events resulting in the reclassification or recapitalization of the outstanding Common Stock (except a change in par value, or from no par value to par value, or subdivision or other split or combination of the shares of Common Stock), or the occurrence of any consolidation, merger, share exchange or other such transaction to which the Company is a party, except a consolidation or merger in which the Company is the surviving corporation and which does not result in any such reclassification or recapitalization, and in each case other than a Change of Control Transaction other than as contemplated by Section 5.4(vi)(c).

(p)                                 “Group” means any person, or any two or more persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and all Affiliates of such person or persons.

(q)                                 “IPA Valuation Guidelines” shall mean the Investment Program Association Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, as such may be amended or restated from time to time, and including any successor or replacement thereto.

(r)                                    “Junior Stock” means the Common Stock and any other class or series of stock of the Company that by its terms is junior to the Series A Preferred Stock with respect to liquidation, dissolution and winding up.

(s)                                   “Listing” shall mean the listing of any Equity Stock of the Company on a national securities exchange. Upon such Listing, such shares of Equity Stock shall be deemed “listed.”

(t)                                    “Operating Partnership” shall mean Monogram Residential OP LP (f/k/a Behringer Harvard Multifamily OP I LP).

(u)                                 “Parity Stock” shall mean any class or series of shares entitled by the terms thereof to amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective liquidation amounts, without preference or priority of one over the other as between the holders of such shares and the holders of shares of Series A Preferred Stock.

(v)                                 “REIT” shall mean a “real estate investment trust” pursuant to Sections 856-860 of the Code.

(w)                               “Required Holders” shall mean the holders of a majority of the then outstanding shares of Series A Preferred Stock.

(x)                                 “Senior Stock” shall mean any class or series of stock of the Company entitled by the terms thereof to the receipt of amounts payable upon liquidation, dissolution or winding up, as the case may be, in preference to the Series A Preferred Stock.

(y)                                 “Threshold Value” shall mean the aggregate value of all Effective Date Outstanding Shares, which shall be determined by multiplying: (i) (A) the price paid for each share of Common Stock (as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the Effective Date and prior to the date the Estimated Per Share Value is next publicly reported), plus (B) (1) a cumulative, non-compounded, annual rate of return of 7% from the date of initial issuance of the Common Stock until the date of determination (calculated like simple interest on a daily basis based on a 365 day year) on a per share basis minus (2) the total amount of dividends (whether in securities, cash or other property, with the value of any dividends paid in securities or other property being reasonably determined by the Board) declared (on a per share basis) on the Common Stock since the date of initial issuance of the Common Stock until the date of determination (as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the Effective Date and prior to the date the Estimated Per Share Value is next publicly reported) by (ii) 168,537,343.3430 (as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the Effective Date and prior to the date the Estimated Per Share Value is next publicly reported).

(z)                                  “Trading Day” shall mean any day on which the New York Stock Exchange is open for trading whether or not the Common Stock is then listed on the New

York Stock Exchange and whether or not there is an actual trade of Common Stock on any such day.

SECTION 5.5.               CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Company; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.7 and subject to the express terms of any class or series of stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

SECTION 5.6.               CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

SECTION 5.7.               RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)                                     DEFINITIONS. For purposes of Section 5.7, the following terms shall have the following meanings:

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section 5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“COMMON SHARE OWNERSHIP LIMIT” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by this Charter or by the Board pursuant to Section 5.7(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.7(ii)(g), the percentage limit established by the Board pursuant to Section 5.7(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date or, in the event that no Closing Price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act, and a group to which an Excepted Holder Limit applies.

“PREFERRED SHARE OWNERSHIP LIMIT” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Preferred Shares of the Company.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.7(ii)(a), would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day on which the Company determines pursuant to Section 7.2 of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of Securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section 5.7(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)                                  SHARES.

(a)                                 OWNERSHIP LIMITATIONS. During the period commencing on the date of the Company’s qualification as a REIT and prior to the Restriction Termination Date, but subject to Section 5.8 hereof:

(I)                                   BASIC RESTRICTIONS.

(A)                               (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Preferred Shares in excess of the Preferred Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B)                               No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)                               Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II)                              TRANSFER IN TRUST. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.7(ii)(a)(I)(A) or (B),

(A) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 5.7(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(B) if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 5.7(ii)(a)(I)(A) or (B), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)                                 REMEDIES FOR BREACH. If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event that has purported to have taken place that would result in a violation of Section 5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 5.7(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.7(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c)                                  NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.7(ii)(a)(I) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.7(ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)                                 OWNERS REQUIRED TO PROVIDE INFORMATION. Prior to the Restriction Termination Date:

(I)                                   every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within thirty (30) days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Common Share Ownership Limit and Preferred Share Ownership Limit; and

(II)                              each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)                                  REMEDIES NOT LIMITED. Subject to Section 7.2 of the Charter, nothing contained in this Section 5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)                                   AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section 5.7(ii), Section 5.7(iii), or any definition contained in Section 5.7(i), the Board shall have the power to determine the application of the provisions of this Section 5.7(ii) or Section 5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section 5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.7.

(g)                                  EXCEPTIONS.

(I)                                   Subject to Section 5.7(ii)(a)(I)(B), the Board, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Common Share Ownership Limit and the Preferred Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(A)                               the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section 5.7(ii)(a)(I)(A) or (B);

(B)                               such Person represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such additional representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C)                               such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.7(ii)(a) through Section 5.7(ii)(f)) will result in such Shares being automatically transferred to a Trust or in the purported Transfer of such Shares being void ab initio in accordance with Section 5.7(ii)(a) and Section 5.7(iii).

(II)                              Prior to granting any exception pursuant to Section 5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)                         Subject to Section 5.7(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Common Share Ownership Limit, the Preferred Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such Offering or private placement.

(IV)                          The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit or the Preferred Share Ownership Limit.

(h)                                 NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The Securities of Monogram Residential Trust, Inc. are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Subject to certain further restrictions and except as expressly provided in this Charter, (i) no Person may Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (in value or number of

Shares) of the outstanding Common Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Preferred Shares of the Company in excess of 9.8% (in value or number of Shares) of the outstanding Preferred Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in the Shares of the Company being owned by fewer than one hundred (100) Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares that cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company. If any of the restrictions on transfer or ownership are or would be violated, the Shares will be deemed to have automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries upon such transfer. In addition, the Company may redeem Shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted transfers in violation of the restrictions described above may be void ab initio.

All capitalized terms in this notice have the meanings defined in the Charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares of the Company on request and without charge.

Instead of the foregoing notice, at the time of issue or transfer of shares without certificates, the Company may send the Stockholder a written statement indicating that the Company will furnish information about the restrictions on transfer to the Stockholder on request and without charge.  If the Company issues Shares with certificates, each certificate shall either contain the notice set forth above or shall state that the Company will furnish information about the restrictions on transfer to the Stockholder on request and without charge.

(iii)                               TRANSFER OF SHARES IN TRUST.

(a)                                 OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section 5.7(ii)(a)(II) that would result in a transfer of Shares to a Trust, such Shares shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 5.7(ii)(a)(II). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.7(iii)(f).

(b)                                 STATUS OF SHARES HELD BY THE TRUSTEE. Shares held by the Trustee shall be issued and outstanding Shares of the Company. The Prohibited Owner shall have no rights in the Shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c)                                  DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Section 5.7, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)                                 SALE OF SHARES BY TRUSTEE. Within twenty (20) days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee of the Trust shall sell the Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.7(ii)(a)(I). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust. The

Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.7, such excess shall be paid to the Trustee upon demand.

(e)                                  PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section 5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)                                   DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.7(ii)(a)(I) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 5.8.               SETTLEMENTS.  Nothing in Section 5.7 shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the NYSE or other national securities exchange on which the Common Shares are Listed. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Section 5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.7.

SECTION 5.9.               SEVERABILITY.  If any provision of Section 5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.7 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.10.                                ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.7.

SECTION 5.11.                                NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1.                                       NUMBER OF DIRECTORS.  The number of Directors of the Company shall be eight, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that such number shall be not fewer than the minimum required by the MGCL and not more than thirteen (13).  Any vacancies, including those which arise by reason of an increase in the number of Directors, shall be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Shares issued by the Company. For the purposes of voting for Directors, each Share of stock may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the eight Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualified, subject to the filling of vacancies or an increase in the number of Directors prior to the next annual meeting of the Stockholders, are:

Sami S. Abbasi

Robert S. Aisner

Mark T. Alfieri

Roger D. Bowler

David D. Fitch

Jonathan L. Kempner

Murray J. McCabe

E. Alan Patton

Upon a Listing, the Company elects to make the election provided for under Section 3-804(c) of the MGCL that, except as may be provided by the Board in setting the terms of any class or series of stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

SECTION 6.2.                                       RESIGNATION OR REMOVAL.  Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice.  Any Director may be removed from office only for cause and only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote generally in the election of directors, subject to the rights of the holders of one or more classes or series of Preferred Shares. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.  For purposes of this paragraph “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

SECTION 6.3.                                       RIGHTS OF OBJECTING STOCKHOLDERS.  Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions or all transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1.                                       GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Company’s assets and over the business of the Company as if it, in its own right, was the sole owner thereof, except as otherwise limited by the Charter. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2.                                       REIT QUALIFICATION. The Board shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the REIT Provisions of the Code, unless the Board, in its sole discretion, determines at any time, due to changes in tax legislation or otherwise, that qualification as a REIT is not in the best interests of the Company. Following such REIT qualification, the Board shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board determines that it no longer is in the best interests of the Company to qualify as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation set forth in this Charter which is intended to preserve the status of the Company as a REIT, including, without limitation, the restrictions and limitations on stock ownership and transfers in Section 5.7 hereof, is no longer required for REIT qualification and may waive compliance with any such restriction or limitation.

SECTION 7.3.                                       BYLAWS. Except as set forth in the Bylaws, the Board shall have the exclusive power and authority to adopt, implement and from time to time alter, amend or repeal the Bylaws.

SECTION 7.4.                                       AUTHORITY TO DECLARE STOCK DIVIDENDS OF DIFFERENT CLASSES. Subject to any preferential rights in favor of any class of Preferred Shares, the Board, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Company to declare and pay a dividend payable in Shares of any one class or multiple classes to the holders of Shares of any other class or classes without obtaining Stockholder approval.

SECTION 7.5.                                       DETERMINATION BY BOARD OF BEST INTEREST OF COMPANY.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the Company or of any Shares; the number of Shares of any class; any matter relating to the acquisition, holding and disposition of any assets by the Company; any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board.

ARTICLE VIII

REVIEW OF INVESTMENT ACTIVITY.

The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

ARTICLE IX

STOCKHOLDERS

SECTION 9.1.                                       EXTRAORDINARY ACTIONS.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

SECTION 9.2.                                       PROXY TO LIQUIDATE.  At any time after six (6) years following the Termination of the Initial Public Offering, if the Company is not then Listed, in the process of Listing or making an orderly liquidation and sale of the Company’s assets, and unless such date is extended by the majority vote of the Directors, including the Independent Directors, then upon receipt by the Secretary of the Company of written requests from Stockholders holding ten percent (10%) or more of the outstanding Common Shares (the “Proxy Request”) directing that the Company formally proxy the Stockholders holding Shares entitled to vote thereon to determine whether the Company should be dissolved (the “Proxy to Liquidate”), the Company shall send a Proxy to Liquidate to each Stockholder holding Shares entitled to vote thereon within sixty (60) days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of the Company’s assets, which the Company shall obtain as part of this proxy process, and the filing with and review of such Proxy to Liquidate by the Securities and Exchange Commission (the “SEC”), if the Company’s securities are registered with the SEC under the Exchange Act. In response to a Proxy Request, the Company shall not be required to send Proxies to Liquidate to Stockholders holding Shares entitled to vote thereon more frequently than once during every two (2) year period. To ensure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding Shares entitled to vote thereon shall include financial information setting forth per Share pro forma tax and financial projections that assume that all of the Company’s assets will be sold immediately at prices consistent with their appraised values, or such other information as the Company deems appropriate and informative, provided in all such cases that the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the SEC regarding the solicitation of proxies, if such rules are applicable. The Proxy to Liquidate shall contain a forty-five (45) day voting deadline or set a meeting of the Stockholders holding Shares entitled to vote thereon no earlier than forty-five (45) days after notice thereof, and the actual voting results shall be tabulated by the Company’s independent accountants or an independent agent, who will receive the votes directly from the Stockholders holding Shares entitled to vote thereon. The Company shall disclose the complete voting results for the Proxy to Liquidate in the Company’s next annual or quarterly report on sent to the Stockholders for the period following the date on which voting was completed. If a majority vote of the Stockholders holding Shares entitled to vote thereon is cast in favor of the dissolution of the Company, the assets of the Company shall be fully liquidated within thirty (30) months from the close of the voting deadline applicable to the Proxy to Liquidate. Under no circumstances, however, shall the Board direct the Operating Partnership to make distributions “in kind” of any assets to the Stockholders under any dissolution conducted pursuant to this Section.

SECTION 9.3.                                       TENDER OFFERS.  If any Stockholder makes a tender offer, including, without limitation, a “mini-tender” offer, such Stockholder must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, disclosure and notice requirements, which would be applicable if the tender offer was for more than 5% of the outstanding Securities of the Company, provided, however, that such documents are not required to be filed with the SEC. In addition, any such Stockholder must provide notice to the Company at least ten (10) business days prior to initiating any such tender offer. If any Stockholder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Stockholder’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Share of Common Stock purchased in the Company’s latest Offering at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such Tendered Shares upon delivery of the purchase price to the Stockholder initiating such Non-Compliant Tender Offer, and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares to the Company.  In addition, any Stockholder who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 9.3, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section 9.3.  In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 9.3 shall be of no force or effect with respect to Shares that are then Listed.

SECTION 9.4.                                       UNSOLICITED TAKEOVER STATUTE.  Until such time as the Common Shares are Listed, the Company may not elect to be governed by the provisions of Title 3, Subtitle 8 of the MGCL.

ARTICLE X

MISCELLANEOUS

SECTION 10.1                                   LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(i)                                     To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section 10.1(i), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 10.1(i), shall apply to or affect in any respect the applicability of the provisions of this Section

10.1(i) with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(ii)                                  The Company shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former Directors and officers, whether serving or having served, the Company or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a Director or officer. The Company shall pay or reimburse all reasonable expenses incurred by a present or former Director or officer, whether serving or having served, the Company or at its request any other entity, in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Company may indemnify any other Persons, including a Person who served a predecessor of the Company as an officer or director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Company or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers under this Section 10.1(ii) in respect of any act or omission that occurred prior to such amendment or repeal.

SECTION 10.2.                                DISSOLUTION UPON FAILURE TO OBTAIN LISTING.  The Company shall consider Listing its Common Shares or liquidating on or before the seventh (7th) anniversary of the Termination of the Initial Public Offering.  In the event that the process of Listing or the orderly liquidation and Sale of the Company’s assets has not begun before the seventh (7th) anniversary of the Termination of the Initial Public Offering as set forth above (unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing or the Company’s liquidation), the Company shall promptly prepare and deliver to Stockholders holding Shares entitled to vote thereon a Proxy to Liquidate conforming to the requirements set forth in Section 9.2 hereof.  The Company shall not be obligated to deliver to Stockholders entitled to vote thereon more than one Proxy to Liquidate under this Section 10.2.  If the Stockholders holding a majority of the outstanding Shares entitled to vote thereon approve the dissolution of the Company, the Company shall immediately thereafter undertake an orderly liquidation and Sale of the Company’s assets and will distribute any Net Sales Proceeds therefrom to Stockholders, following which the Company shall terminate and dissolve.  In the event that Listing occurs on or before such date, the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

SECTION 10.3.                                GOVERNING LAW.  These Articles are executed by the individual named below and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the MGCL without regard to conflicts of laws provisions thereof.

SECTION 10.4.                                EXCLUSIVE FORUM FOR CERTAIN LITIGATION.  Unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (the “Court”) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action or proceeding asserting a claim of breach of any duty owed by any director or officer or other employee of the Company to the Company or to the Stockholders of the Company, (c) any action or proceeding asserting a claim arising pursuant to any provision of the MGCL or the Charter or Bylaws of the Company, or (d) any action or proceeding asserting a claim that is governed by the internal affairs doctrine, and any record or beneficial stockholder of the Company who is a party to such an action or proceeding shall cooperate in any request that the Company may make that the action or proceeding be assigned to the Court’s Business and Technology Case Management Program.

SECTION 10.5.                                RELIANCE BY THIRD PARTIES.  Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which this Charter may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Stockholders; (iv) a copy of the Charter or of the Bylaws as a true and complete copy as then in force; (v) an amendment to this Charter; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts that relate to the affairs of the Company.  No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Board or by any duly authorized officer, employee or agent of the Company.

SECTION 10.6.                                CONSTRUCTION.  In this Charter, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders.  The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Charter.  In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the MGCL.

SECTION 10.7.                                RECORDATION.  These Articles and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Board deems appropriate, but failure to file for record these Articles or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles or any amendment hereto.  Any Articles of Amendment and Restatement shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

ARTICLE XI

AMENDMENT

The Company reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights of any Shares of outstanding stock.  All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to case a majority of all the votes entitled to be cast on the matter.

THIRD:  The Fifth Articles of Amendment and Restatement as hereinabove set forth were duly advised by the Board of the Company and approved by the Stockholders of the Company in the manner required by the MGCL.

FOURTH:  The current address of the principal office of the Company is as set forth in Article III of the foregoing Fifth Articles of Amendment and Restatement.

FIFTH:  The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing Fifth Articles of Amendment and Restatement.

SIXTH:  As of the date of the filing of the foregoing Fifth Articles of Amendment and Restatement, the number of Directors of the Company and the names of those currently in office are as set forth in Section 6.1 of the foregoing Fifth Articles of Amendment and Restatement.

SEVENTH:  The undersigned Chief Executive Officer acknowledges the foregoing Fifth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters and facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Monogram Residential Trust, Inc. has caused these Fifth Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its Secretary, on this       day of                ,        .

Mark T. Alfieri
Chief Executive Officer

ATTEST

Daniel J. Rosenberg
Secretary

EXHIBIT B

The Fifth Articles of Amendment and Restatement Marked to Show Changes from the Current Charter

~~SECOND~~FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT

MONOGRAM RESIDENTIAL TRUST, INC.

FIRST:  Monogram Residential Trust, Inc., a Maryland corporation, desires to amend and restate its Charter (as hereinafter defined) as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is Monogram Residential Trust, Inc. (the “Company”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board determines that the use of the name “Monogram Residential Trust, Inc.” is not practicable, it may use any other designation or name for the Company.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, MD 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~“ACQUISITION EXPENSES” means any and all expenses including but not limited to legal fees and expenses, travel and communication expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.~~

~~“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company, the Operating Partnership or the Advisor) in connection with making or investing in Mortgages or other loans or the purchase, development or construction of a Property, including, without limitation, real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature.  Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

~~“ADVISOR” or “ADVISORS” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts all or substantially all of such functions.~~

~~“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor, pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.~~

“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“ASSET” means any Property, Mortgage, loan or other direct and indirect investments (other than investments in bank accounts, money market funds or other current assets) owned by the Company, directly or indirectly through one or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one or more of its Affiliates, its Joint Ventures or the Operating Partnership.

~~“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

“BOARD” means, collectively, the individuals named in Section 6.1 of the Charter and such other individuals who may be duly elected and qualified to serve as Directors thereafter to replace any such individual or fill a vacancy caused by the death, removal or resignation of any such individual or caused by an increase in the number of Directors.

“BYLAWS” means the bylaws of the Company, as the same are in effect from time to time.

“CHARTER” means these ~~Second~~ Articles of Amendment and Restatement and any Articles of Amendment, Articles Supplementary or other modification or amendment thereto.

“CLOSING PRICE” on any date shall mean the last sale price for any class or series of the Company’s Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to Shares Listed or, if such Shares are not Listed, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system or other quotation service that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board.

“CODE” shall have the meaning provided in Article II herein.

~~“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~

“COMMON SHARES” shall have the meaning provided in Section 5.1 herein.

“COMPANY” shall have the meaning provided in Article I herein.

~~“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.~~

~~“CONTRACT PURCHASE PRICE” means (i) the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property, (ii) the amount of funds advanced with respect to a Mortgage or other loan, or (iii) the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.~~

~~“DEALER MANAGER” means Behringer Securities LP, an Affiliate of the Advisor, or such other Person selected by the Board to act as the dealer manager for an Offering.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of the Company’s property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific property, either initially or at a later date.~~

“DIRECTOR” means a member of the Company’s Board.

~~“DISTRIBUTIONS” means any dividends or other distributions of money or other property, pursuant to Section 5.2(iii) hereof, by the Company to holders of Common Shares, including distributions that may constitute a return of capital for federal income tax purposes but excluding distributions that constitute the redemption of any Common Shares and excluding distributions on any Common Shares before their redemption.~~

“EXCHANGE ACT” shall have the meaning provided in Section ~~11.8~~9.3 herein.

“INDEPENDENT DIRECTOR” means a Director who satisfies the independence requirements of the NYSE as in effect from time to time.

~~“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is a qualified appraiser of Real Property of the type held by the Company or of other Assets as determined by the Board. Membership in a nationally recognized appraisal society such as the Appraisal Institute shall be conclusive evidence of such qualification as to Real Property.~~

~~“INDEPENDENT DIRECTOR” means a Director who is not on the date of determination, and within the last two (2) years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Company, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Company, (ii) employment by the Company, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Company, (iv) performance of services for the Company, other than as a Director of the Company, (v) service as a director or trustee of more than three (3) real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate annual gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross income during either of the last~~

~~two (2) years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.~~

~~“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section 8.1 herein.~~

“INITIAL PUBLIC OFFERING” means the first Offering.

~~“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Common Shares issued by the Company by the price paid for each Common Share, reduced by an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to the Company’s plan to repurchase such Common Shares) multiplied by the price paid for each such redeemed Common Share when initially purchased from the Company.~~

“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer or general partner, which are established to acquire or hold Assets.

~~“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

“LISTING” means the listing of the Common Shares on a national securities exchange. Upon such Listing, the Shares shall be deemed “Listed.”

“MGCL” means the Maryland General Corporation Law.

~~“MORTGAGES” means, in connection with mortgage financing provided, invested in or purchased by the Company, all of the notes, deeds of trust, security interests or other evidence of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

~~“NASAA REIT GUIDELINES’ means the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association on May 7, 2007, and in effect on the date that this Charter is filed with the SDAT.~~

~~“NET ASSETS” means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.~~

~~“NET INCOME” means for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the Sale of Assets.~~

“NET SALES PROCEEDS” means in the case of a transaction described in clause (i) (A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i) (B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i) (C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company or the Operating Partnership (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i) (D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or other loan on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company or the Operating Partnership, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any consideration (including non-cash consideration such as stock, notes or other property or securities) that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale, valued in the reasonable determination of the Company. Net Sales Proceeds shall not include any reserves established by the Company or the Operating Partnership in its sole discretion.

“NON-COMPLIANT TENDER OFFER” shall have the meaning provided in Section 9.3 herein.

“NYSE” means the New York Stock Exchange.

“OFFERING” means any public offering of Shares pursuant to an effective registration statement filed under the Securities Act occurring at a time when Shares are not Listed or approved for Listing or are not otherwise a “covered security” as defined in Section 18 of the Securities Act, and are subject to state merit review by one or more states.

“OPERATING PARTNERSHIP” means Monogram Residential OP LP (f/k/a Behringer Harvard Multifamily OP I LP), a Delaware limited partnership, through which the Company may own Assets.

“OPERATING PARTNERSHIP AGREEMENT” means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of November 28, 2007, as amended June 30, 2014, and as it may be further amended from time to time.

“OP UNITS” means units of limited partnership in the Operating Partnership.

~~“ORGANIZATION AND OFFERING EXPENSES” means any and all expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing it to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees.~~

“PERSON” means an individual, corporation, association, business trust, estate, trust, partnership, limited liability company or other legal entity.

“PREFERRED SHARES” shall have the meaning provided in Section 5.1 herein.

“PROPERTY” or “PROPERTIES” means, as the context requires, any or all, respectively, of the Real Property acquired by the Company, either directly or indirectly (including through joint venture arrangements or other partnership or investment interests).

~~“PROSPECTUS” has the meaning set forth in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.~~

“PROXY REQUEST” shall have the meaning provided in Section 9.2 herein.

“PROXY TO LIQUIDATE” shall have the meaning provided in Section 9.2 herein.

“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the holders of Common Shares.  Such term does not include:~~

~~(i)            a transaction involving Securities of the Company that have been for at least twelve (12) months Listed on a national securities exchange; or~~

~~(ii)           a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(a)           voting rights of the holders of Common Shares;~~

~~(b)           the term of existence of the Company;~~

~~(c)           Sponsor or Advisor compensation; or~~

~~(d)           the Company’s investment objectives.~~

“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Company or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or other loan or portion thereof (including with respect to any Mortgage or other loan, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage or other loan and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the net proceeds of such transaction or series of transactions are reinvested in one (1) or more Assets within one hundred and eighty (180) days thereafter.

“SDAT” shall have the meaning provided in Section 5.5 herein.

“SEC” shall have the meaning provided in Section 9.2 herein.

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

~~“SELLING COMMISSIONS” means any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to Behringer Securities LP.~~

“SERIES A PREFERRED STOCK” shall have the meaning provided in Section 5.4 herein.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares or Preferred Shares.

~~“SOLICITING DEALERS” means those broker-dealers that are members of the Financial Industry Regulatory Authority, or that are exempt from broker-dealer registration, and that, in either case, have executed participating broker or other agreements with the Dealer Manager to sell Shares.~~

~~“SPONSOR” means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person.  Not included is any Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such.  “Sponsor” does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.  A Person may also be deemed a Sponsor of the Company by: (i) taking the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one or more other Persons, (ii) receiving a material participation in the Company in connection with founding or organizing the business of the Company, in consideration of services or property, or both services and property, (iii) has a substantial number of relationships and contacts with the Company, (iv) possessing significant rights to control Properties, (v) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry, or (vi) providing goods or services to the Company on a basis which was not negotiated at arm’s length with the Company.~~

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

~~“STOCKHOLDERS’ RETURN” means, as of any date, an aggregate amount equal to a cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365-day year); provided, however, that for purposes of calculating the Stockholders’ Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ Return is being calculated net of Distributions attributable to Net Sales Proceeds but (consistent with the definition of Invested Capital) shall always exclude an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to any Company plan to repurchase Common Shares) multiplied by the price paid for each such redeemed Common Share when initially purchased from the Company.~~

“TENDERED SHARES” shall have the meaning provided in Section 9.3 herein.

“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company, excluding an Offering of Shares pursuant to ~~the Reinvestment Plan (as defined below)~~ a distribution reinvestment plan or plans or (ii) the date on which all Shares offered in the Initial Public Offering are sold, excluding warrants offered thereunder and Shares that may be acquired upon exercise of such warrants and Shares offered thereunder that may be acquired pursuant to ~~the Reinvestment Plan (as hereinafter defined)~~a distribution reinvestment plan or plans.

~~“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, which are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with Section 8.7 hereof, notwithstanding the next succeeding clause (vi); and (vi) Acquisition Fees and Acquisition Expenses, real estate commissions on the Sale of Property, and other fees and expenses connected with the acquisition, operation, ownership and disposition of Assets (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).~~

~~“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one (1) year.~~

ARTICLE V

STOCK

SECTION 5.1.             AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 1,000,000,000 Shares, of which (i) 875,000,000 shall be designated as common stock, $0.0001 par value per Share (the “Common Shares”); and (ii) 125,000,000 shall be designated as preferred stock, $0.0001 par value per Share (the “Preferred Shares”).  The aggregate par value of all authorized shares of stock having par value is $100,000.00.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 5.2(ii) or Section 5.5 of this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Article.  The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to (i) increase or decrease the aggregate number of Shares that the Company has authority to issue, (ii) increase or decrease the number of Shares of any class or series that the Company has authority to issue, or (iii) classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, restrictions, limitations as to dividends or other distributions, qualifications or terms and conditions of redemption of such Shares.  ~~The Company shall at all times reserve and keep available, out of its authorized but unissued Shares, such number of Shares as shall from time to time be sufficient solely for the purpose of effecting the redemption, conversion or exchange of outstanding OP Units not owned by the Company which are convertible or exchangeable into Shares. The Company shall issue Shares upon the redemption, conversion or exchange of the OP Units in accordance with the terms of the Operating Partnership Agreement.~~

SECTION 5.2.             COMMON SHARES.

(i)            COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(ii)           DESCRIPTION. Subject to the provisions of Section ~~5.10~~5.7 hereof and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one (1) vote per share on all matters upon which Stockholders are entitled to vote ~~pursuant to Section 11.2 hereof~~.  Shares of a particular class of Common Shares shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights. The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of stock.

(iii)          DISTRIBUTION RIGHTS. The Board from time to time may authorize and the Company may pay to Stockholders such dividends or other distributions in cash or other property as the Board in its discretion shall determine. The Board shall endeavor to authorize, and the Company may pay, such dividends and distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. ~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each holder of Common Shares of the risks associated with direct ownership of the property, (b) the Board offers each holder of Common Shares the election of receiving such in-kind distributions, and (c) in-kind distributions are made only to those holders of Common Shares that accept such offer.~~

(iv)          RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares shall be entitled to receive, ratably with each other holder of Common Shares, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares then outstanding.

(v)           VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a holder of Common Shares shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders of the Company.

(vi)          REDEMPTION RIGHTS. The Company shall have the right to redeem the Common Shares in accordance with Section ~~11.8~~9.3 hereof.

SECTION 5.3.             PREFERRED SHARES.

The Board is hereby expressly granted the authority to authorize from time to time the issuance of one or more series of Preferred Shares. Prior to the issuance of each such class or series, the Board, by resolution, shall fix the number of shares to be included in each class or series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any. The authority of the Board with respect to each class or series shall include, but not be limited to, determination of the following:

(i)            The designation of the series, which may be by distinguishing number, letter or title.

(ii)           The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(iii)          The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(iv)          The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(v)           The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of shares of the series.

(vi)          Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii)         Restrictions on the issuance of shares of the same series or of any other class or series.

~~(viii)        The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each such privately offered Share bears to the book value of each outstanding publicly held Share.~~

(~~ix~~viii)     Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Shares then outstanding. Notwithstanding any other provision of the Charter, the Board may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

SECTION 5.4.             SERIES A NON-PARTICIPATING, VOTING, CUMULATIVE, CONVERTIBLE 7.0% PREFERRED STOCK.

10,000 shares of the Preferred Stock are classified as Series A non-participating, voting, cumulative, convertible 7.0% preferred stock (the “Series A Preferred Stock”) with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, as follows in this Section 5.4.

The defined terms used in this Section 5.4, other than those specifically defined herein, shall have the meanings set forth in Section 5.4(ix). Unless otherwise specifically stated herein, including without limitation in Section 5.4(iv)(c) and Section 5.4(viii), the terms of the Series A Preferred Stock shall be subject to the terms of the Charter if and to the extent applicable, as the same may be amended or restated from time to time.

(i)            DESIGNATION AND NUMBER. A series of Preferred Stock designated as the “Series A non-participating, voting, cumulative, convertible 7.0% preferred stock” is hereby established and the number of shares constituting the series shall be 10,000, which may be issued in fractions of a share.

(ii)           DISTRIBUTION RIGHTS. The holders of Series A Preferred Stock shall be entitled to receive, as and when declared by the Board or any duly authorized committee of the Board, but only out of assets legally available therefor, cumulative cash dividends equal to a rate of 7.0% per annum on (i) the Liquidation Preference (as defined in Section 5.4(iii)) per share of Series A Preferred Stock and (ii) the amount of accrued and any unpaid dividends for any prior year. Such dividends shall accrue irrespective of whether the Board has declared such dividends. Accrued and declared dividends on the Series A Preferred Stock will be paid to the holders of record of Series A Preferred Stock at the close of business on each June 30 and December 31 (or next Business Day if such June 30 and/or December 31 is not a Business Day). If the holders of Series A Preferred Stock are treated as receiving any amount as a consent dividend or as a deemed dividend, for federal income tax purposes, the Company shall at such time also declare cash dividends to, and shall distribute to, the holders of Series A Preferred Stock sufficient cash to pay tax (at an assumed combined federal and state rate of 50%) on the total of all dividends subject to tax to such holders (including any taxable amount of the cash dividend required under this provision).

(iii)          LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to its stockholders, or there shall be set apart out of such assets of the Company for the holders of Series A Preferred Stock, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Junior Stock, liquidating distributions in an amount equal to $10.00 per share (the “Liquidation Preference”). The holders of Series A Preferred Stock, upon liquidation, dissolution or winding up, shall not be entitled to receive the Liquidation Preference until the liquidation preference of all shares of Senior Stock shall have been paid in full or a sum set apart sufficient to provide for such payment. If, upon any liquidation, dissolution or winding up of the Company, the amounts payable with respect to the shares of the Series A Preferred Stock and any Parity Stock are insufficient for payment to be made in full, the holders of shares of the Series A Preferred Stock and the Parity Stock shall share ratably in any such distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After receipt of the full amount of the Liquidation Preference, the holders of shares of the Series A Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Company upon liquidation, dissolution or winding up. For the purposes hereof, neither a consolidation, nor a merger of the Company with another person, nor a sale or transfer of all or part of its assets for cash or securities, shall be considered a liquidation, dissolution or winding up of the Company. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Company or otherwise, is permitted under the MGCL, amounts that would be needed, if the Company were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the Series A Preferred Stock shall not be added to the Company’s total liabilities.

(iv)          VOTING RIGHTS. The holders of shares of Series A Preferred Stock shall have only the following voting rights:

(a)           Each share of Series A Preferred Stock shall entitle the holder thereof to one (1) vote on all matters submitted to a vote of the holders of the Series A Preferred Stock or the Common Stock.

(b)           Except as otherwise provided herein, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as a single class on all matters submitted to a vote of the holders of Common Stock.

(c)           The affirmative vote of the Required Holders, voting together as a single class for such purposes, shall be required for (i) the adoption of any amendment, alteration or repeal of this Section 5.4 and the terms of the Series A Preferred Stock set forth herein, that adversely changes or has the effect of adversely altering the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions or qualifications of the shares of Series A Preferred Stock, or (ii) the adoption of any amendment, alteration or repeal of any other provisions of the Charter that materially adversely changes or has the effect of materially adversely altering the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions or qualifications of the shares of Series A Preferred Stock, it being understood that an increase in the number of directors on the Board is not, by itself, an adverse change referred to in the foregoing clause (i) or (ii).

(v)           AUTHORIZATION AND ISSUANCE OF OTHER SECURITIES. Without the affirmative vote of the Required Holders, the Board shall not have the right to increase or decrease the number of shares that are classified as Series A Preferred Stock or to authorize the issuance of or to classify or reclassify any unissued shares of stock of the Company into, additional shares of Series A Preferred Stock.

(vi)          CONVERSION.

(a)           TRIGGERING EVENT. Subject to Section 5.4(vi)(c), all shares of Series A Preferred Stock then outstanding will convert into Common Stock (i) automatically, in connection with a Listing, (ii) automatically, upon a Change of Control Transaction, or (iii) automatically, upon election by the Required Holders during the period beginning on the Effective Date and ending at the close of business on the fifth anniversary of the Effective Date (including as may be delayed pursuant to Section 5.4(vi)(c), each a “Triggering Event”).

(b)           CONVERSION RATE. Upon a Triggering Event, each share of Series A Preferred Stock shall convert into shares of Common Stock at a rate equal to (i) the Conversion Value Per Share of Series A Preferred Stock, divided by (ii) the Current Common Stock Value, in each case as applicable with respect to such Triggering Event, except as otherwise provided in Section 5.4(vi)(c).

(c)           DELAYED CONVERSION.

(i)            If a Listing occurs prior to December 31, 2016, such Listing (and the related Trigger Event) shall be deemed to occur on December 31, 2016 and the respective Measurement Period shall begin upon the later to occur of (1) January 2, 2017 and (2) the 180th day following the later to occur of (X) the Listing and (Y) the expiration of any applicable lock-up period entered into by any existing holder or holders of Common Stock of not less than five (5) percent of the then outstanding Common Stock to facilitate the orderly listing of the Common Stock in public markets in connection with the Listing. The foregoing notwithstanding, the Required Holders may elect to convert the Series A Preferred Stock into Common Stock as contemplated by clause (iii) of Section 5.4(vi)(a) at any time prior to December 31, 2016 by delivering written notice to the Company pursuant to Section 5.4(vi)(f), and the Measurement Period with respect to such conversion shall begin on the Trading Day following the date of conversion, unless the Required Holders designate a different date as the beginning of the Measurement Period pursuant to Section 5.4(vi)(f)(ii); the Conversion Common Stock Value shall be calculated as contemplated by clause (ii) of Section 5.4(ix)(g), rather than as contemplated by clause (i) of Section 5.4(ix)(g), except that the beginning of the Measurement Period shall be the date contemplated by this Section 5.4(vi)(c)(i). In the event that a Change of Control Transaction occurs after such Listing but prior to the last trading day of the respective Measurement Period, if the Requisite Holders have not converted the Series A Preferred Stock into Common Stock and the last day of the respective Measurement Period has not occurred as contemplated by the previous sentence, the Series A Preferred Stock will be treated in accordance with Section 5.4(vi)(c)(ii) rather than this Section 5.4(vi)(c)(i).

(ii)           If a Change of Control Transaction occurs prior to December 31, 2016 or after a Listing but prior to the last trading day of the respective Measurement Period as contemplated by the final sentence of Section 5.4(vi)(c)(i), such Change of Control Transaction shall be deemed a Fundamental Change and shall not result in a Triggering Event for purposes of clause (ii) of Section 5.4(vi)(a). Section 5.4(vi)(i) shall apply with respect to such deemed Fundamental Change.

(d)           ESTIMATED PER SHARE VALUE. Until the occurrence of the earlier of (i) a Triggering Event or (ii) a Listing as contemplated by the first sentence of Section 5.4(vi)(c)(i), the Company shall determine and disclose an annual Estimated Per Share Value; provided, that the Company shall not be required to determine a second Estimated Per Share Value in fiscal year 2013. The Company shall determine and disclose an annual Estimated Per Share Value in accordance with the IPA Valuation Guidelines; provided, that the Board may in good faith determine to revise the method for calculating the Estimated Per Share Value. The Company shall promptly publicly disclose each such Estimated Per Share Value in a Form 8-K, by press release or otherwise and shall disclose in writing to the holders of shares of Series A Preferred Stock the value of the Series A Preferred Stock included in the derivation of the Estimated Per Share Value, if such value is not disclosed in the Form 8-K, press release or other communication that discloses the Estimated Per Share Value. The Required Holders may request that the Company obtain an appraisal of the Estimated Per Share Value or the Company may voluntarily obtain an appraisal of the Estimated Per Share Value (1) with respect to any determination of the Estimated Per Share Value, if the Company has not determined such Estimated Per Share Value using an independent appraiser, and (2) if the Company has not determined the Estimated Per Share Value using an independent appraiser during the six month period prior to the Triggering Event. In such event, each of the Company, on the one hand, and the Required Holders, on the other hand, shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser, whose determination of such Estimated Per Share Value shall be final and binding. The cost of such appraisal shall be paid by the Company.

(e)           ACCRUED AND UNPAID DIVIDENDS. Upon conversion, holders of shares of Series A Preferred Stock shall be entitled to receive payment of any accrued but unpaid dividends with respect to the shares of Series A Preferred Stock being converted, including with respect to any dividend contemplated by the final sentence of Section 5.4(ii).

(f)            CONVERSION PROCEDURE.

(i)            Conversion of the Series A Preferred Stock upon election of the Required Holders pursuant to Section 5.4(vi)(a)(iii) or as contemplated by the second sentence of Section 5.4(vi)(c)(i) shall be effected by delivery to the Company by the Required Holders of a written notice stating the election of such holders to convert the Series A Preferred Stock. In the event the notice shall specify any name other than that of a record holder, the notice shall be accompanied by documents confirming ownership, reflecting compliance with the securities laws and, if applicable, payment of all transfer taxes payable upon issuance of the shares of Common Stock in such name. Other than such taxes, the Company shall pay any and all issuance and other taxes (excluding taxes based on income) that may be payable with respect to the issuance and/or delivery of shares of Common Stock on conversion of Series A Preferred Stock. As promptly as practicable, but in no event more than 15 days, after receipt by the Company of the written notice of conversion from the Required Holders, the Company shall deliver notice of conversion of the Series A Preferred Stock to all holders thereof. As promptly as practicable, but in no event more than 5 Business Days after receipt by the Company of the written notice of conversion from the Required Holders or (as applicable) within 5 Business Days after the completion of any required appraisal or Measurement Period as contemplated by the second sentence of Section 5.4(vi)(c)(i), the Company shall deliver or cause to be delivered the number of validly issued, fully paid and non-assessable whole shares (that is, any fraction of a share a holder would otherwise be entitled to receive shall be rounded up to the nearest whole share) of Common Stock to which each record holder or other recipient shall be entitled pursuant to Section 5.4(vi)(b) or (as applicable) the second sentence of Section 5.4(vi)(c)(i) hereof.

(ii)           A conversion upon election of the Required Holders pursuant to Section 5.4(vi)(a)(iii) shall be deemed effective immediately prior to the open of business on the date of the respective written notice to the Company. However, the Required Holders may specify conversion upon a future date or event, such as the fifth anniversary of the Effective Date but in no event later than the fifth anniversary of the Effective Date. In the case of an election by the Required Holders following a Listing that is subject to Section 5.4(vi)(c)(i), the Required Holders may specify any Trading Day on which the Measurement Period shall begin; provided, however, that such Trading Day shall be (i) no later than January 2, 2017 and (ii) no earlier than the first Trading Day after such election to convert has been made by the Required Holders. Upon conversion, the rights of the converting holder with respect to the shares being converted shall terminate, except for the right to receive the shares of Common Stock issuable upon conversion, and the person entitled to receive the shares of Common Stock so issuable shall be treated for all purposes as having become the record holder of such shares of Common Stock at the time of issuance. In the event the written notice for conversion is delivered on a day the transfer books of the Company for its Common Stock are closed, the conversion shall be deemed to have occurred upon the close of business on the first immediately succeeding date on which such transfer books are open, except as otherwise provided above.

(iii)          In connection with any conversion of Series A Preferred Stock pursuant to Section 5.4(vi)(a)(i) or the first sentence of Section 5.4(vi)(c)(i), the Company shall deliver or cause to be delivered the number of validly issued, fully paid and non-assessable whole shares (that is, any fraction of a share a holder would otherwise be entitled to receive shall be rounded up to the nearest whole share) of Common Stock to which each holder of Series A Preferred Stock shall be entitled pursuant to Section 5.4(vi)(a)(i) or the first sentence of Section 5.4(vi)(c)(i) hereof, as promptly as practicable (but in no event more than 5 Business Days after the earliest day upon which the number of whole shares of Common Stock can be determined).

(iv)          In connection with any conversion of Series A Preferred Stock pursuant to Section 5.4(vi)(a)(ii), but excluding (for the avoidance of doubt) any Change of Control Transaction deemed a Fundamental Change as contemplated by the final sentence of Section 5.4(vi)(c)(i) or by Section 5.4(vi)(c)(ii), the Company shall deliver or cause to be delivered the number of validly issued, fully paid and non-assessable whole shares (that is, any fraction of a share a holder would otherwise be entitled to receive shall be rounded up to the nearest whole share) of Common Stock to which each holder of Series A Preferred Stock shall be entitled pursuant to Section 5.4(vi)(a)(ii) effective as of immediately prior to the subject Change of Control Transaction. In connection with any such Change of Control Transaction, the Company shall provide all of the holders of Series A Preferred Stock advance notice (before the Change of Control Transaction occurs) of the respective Conversion Common Stock Value, Conversion Value Per Share of Series A Preferred Stock and Current Common Stock Value as soon as reasonably practicable, but in no event less than 15 days prior to such Change of Control Transaction.

(v)           The shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock, when issued in accordance with the terms hereof, are hereby declared to be, and shall be, validly issued, fully paid and nonassessable shares of Common Stock in the hands of the holders thereof.

(vi)          In connection with any Triggering Event, if the Conversion Value Per Share of Series A Preferred Stock is zero, the Series A Preferred Stock will be automatically deemed cancelled without further consideration and shall cease to be outstanding.

(g)           PRESERVATION OF REIT STATUS.

(i)            If, based upon the advice of legal counsel, the Board reasonably determines that the conversion of shares of Series A Preferred Stock owned by any holder (based on the Beneficial Ownership and Constructive Ownership of Common Stock of such holder, assuming conversion of all Series A Preferred Stock by such holder) would create a substantial risk that the Company would no longer qualify as a REIT under Section 856(a)(6) of the Code (an “Adverse REIT Status Determination”), then only such number of shares of Series A Preferred Stock owned by such holder shall be converted into shares of Common Stock such that there is no substantial risk that the Company would no longer qualify as a REIT under Section 856(a)(6) of the Code. At least three (3) Business Days prior to the Board making any Adverse REIT Status Determination, the Company shall give written notice to each such holder of Series A Preferred Stock, notifying such holder that the full conversion of Series A Preferred Stock by such holder may be subject to an Adverse REIT Status Determination, and shall thereafter consult in good faith with each such holder as to such determination, including as to the actual Beneficial Ownership and Constructive Ownership of such holder, before the Board makes any Adverse REIT Status Determination.

(ii)           In connection with any Adverse REIT Status Determination each holder of any Series A Preferred Stock subject to an Adverse REIT Status Determination shall retain the remaining shares of Series A Preferred Stock and delay conversion pursuant to an Alternate Conversion (as defined below).

(iii)          At such time as the Board reasonably determines that conversion of such shares of Series A Preferred Stock would not create a substantial risk that the Company would no longer qualify as a REIT under Section 856(a)(6) of the Code, each share of Series A Preferred Stock that remains outstanding pursuant to Section 5.4(vi)(g)(ii) shall convert (“Alternate Conversion”) into a number of shares of Common Stock (or successor security) equal to the greater of (A) the number of shares of Common Stock (or successor security) that such share of Series A Preferred Stock would have been entitled to receive absent an Adverse REIT Status Determination and (B) the number of shares of Common Stock (or successor security) that such share of Series A Preferred Stock would be entitled to receive if the Triggering Event were to occur on the date of the Alternate Conversion. Any such holder of shares of Series A Preferred Stock may request (but no more than once per calendar quarter) that the Board reevaluate its Adverse REIT Status Determination, and the Board shall reevaluate its determination within thirty (30) days of such request. The Board shall promptly notify in writing each such holder of Series A Preferred Stock of the results of each reevaluation of the applicable Adverse REIT Status Determination. Prior to the Alternate Conversion of all shares of Series A Preferred Stock that remain outstanding pursuant to Section 5.4(vi)(g)(ii), the provisions hereof (including in the event of any Change of Control Transaction or Fundamental Changes that occurs after a Triggering Event but before Alternative Conversion) shall continue to apply.

(iv)          If the Company declares, pays or sets a record date for payment of any dividend on the Common Stock (including any stock dividend payable in shares of Common Stock) after a Triggering Event but before an Alternate Conversion (in particular, the issuance date of the subject Common Stock), each holder of any share of Series A Preferred Stock subject to an Alternate Conversion shall be entitled to a payment equal to what would have been received by such holder if an Adverse REIT Status Determination had not occurred. In connection with an Alternate Conversion, such payment shall be made by the Company in the form of a number of shares of Common Stock equal to the amount of all such dividends divided by the Current Common Stock Value.

(v)           This Section 5.4(vi)(g) shall apply to all of Section 5.4(vi).

(h)           NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of shares of the Series A Preferred Stock but, in lieu thereof, any fractional interest shall be rounded up to the next whole share (on a holder by holder basis).

(i)            FUNDAMENTAL CHANGE. In the event of any Fundamental Change, including any Change of Control Transaction that is deemed a Fundamental Change pursuant to Section 5.4(iv)(c), the Company or the successor or purchasing business entity shall provide that the holders of each share of Series A Preferred Stock then outstanding shall, in connection with such Fundamental Change, receive shares, or fractions of shares, of capital stock that have at least equivalent economic value and opportunity (for the avoidance of doubt, the option value of the Series A Preferred Stock shall be taken into account, based on the number of days remaining until the fifth anniversary of the Effective Date) and other rights and terms as the Series A Preferred Stock following such Fundamental Change, which shall in each case take into account any income tax consequences resulting from such Fundamental Change and exchange of securities to such holders at the highest combined federal and state rate, the value of the replacement capital stock being higher in value in an amount equal to any such income tax consequences. The provisions of this Section 5.4(vi)(i) shall similarly apply to successive Fundamental Changes. In connection with any Fundamental Change, including any Change of Control Transaction that is deemed a Fundamental Change pursuant to Section 5.4(vi)(c), the Company shall provide all of the holders of Series A Preferred Stock with advance notice of the type of (and rights and terms associated with the) capital stock proposed to be issued to the holders of Series A Preferred Stock as a result of such Fundamental Change as soon as reasonably practicable, but in no event less than 15 days prior to such Fundamental Change.

(j)            RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of Common Stock, free of preemptive rights, as shall be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Company shall, from time to time, in accordance with the laws of the State of Maryland, use its best efforts to increase the authorized number of shares of Common Stock if, at any time, the number thereof shall not be sufficient to permit the conversion of all the then outstanding shares of Series A Preferred Stock. If any shares of Common Stock required to be reserved for conversion of shares of Series A Preferred Stock need to be registered with, or approved by, any governmental authority under any federal or state law before such shares may be issued upon conversion, the Company shall, in good faith and as expeditiously as possible, endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on a national securities exchange, the Company shall, in good faith and as expeditiously as possible, if permitted by the rules of such exchange, endeavor to list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of shares of the Series A Preferred Stock.

(vii)         REDEMPTION. At any time after the fifth anniversary of the Effective Date, the Company may redeem all, and not less than all, of the then outstanding shares of Series A Preferred Stock (excluding any shares of Series A Preferred Stock for which a Triggering Event has occurred, regardless of whether the consummation of conversion upon such Triggering Event has occurred or is pending) at a price per share of Series A Preferred Stock equal to the Liquidation Preference plus declared and unpaid dividends thereon (the “Redemption Price”). At least 15 but not more than 35 days prior to the date specified for redemption (the “Redemption Date”), the Company shall give written notice to each holder of record of Series A Preferred Stock notifying such holder of the redemption and specifying the Redemption Price and the Redemption Date. Any shares of Series A Preferred Stock redeemed pursuant to this Section 5.4 (vii) or otherwise acquired by the Company in any manner whatsoever shall be canceled and shall become authorized but unissued shares of Preferred Stock without designation as to class or series.

(viii)        EXCEPTED HOLDERS.

(a)           COMMON SHARE OWNERSHIP LIMIT. For purposes of Section ~~5.10~~5.7 of the Charter, each holder of the Series A Preferred Stock shall have an Excepted Holder Limit (as such term is defined in Section ~~5.10~~5.7 of the Charter) of a 20% interest (in value or number of as-converted shares, whichever is more restrictive) of the aggregate of the outstanding Common Stock of the Company, subject to adjustment pursuant to Section ~~5.10~~5.7(ii)(g) of the Charter.

(b)           PREFERRED SHARE OWNERSHIP LIMIT. For purposes of Section ~~5.10~~5.7 of the Charter, there shall be no Preferred Share Ownership Limit (as such term is defined in Section ~~5.10~~5.7 of the Charter) with respect to holdings of Series A Preferred Stock, and each holder of the Series A Preferred Stock shall be deemed an Excepted Holder (as such term is defined in Section ~~5.10~~5.7 of the Charter) for the purposes of the Preferred Share Ownership Limit with respect to its holdings of Series A Preferred Stock. For the avoidance of doubt, one Person can hold all of the outstanding shares of Series A Preferred Stock

(c)           Notwithstanding the foregoing, any Excepted Holder shall be subject, in all events, to the provisions of Section 5.4(vi)(g).

(ix)          DEFINITIONS. For purposes of this Section 5.4, the following terms shall have the meanings indicated:

(a)           “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

(b)           “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which commercial banks in New York City are authorized or required by law or executive order to close, or a day which is, or is declared to be, a national or New York State holiday.

(c)           “Change of Control Transaction” shall mean, with respect to the Company, any event or series of related events (including, without limitation, any issuance, transfer or other disposition of shares of Equity Stock of the Company, merger, share exchange or consolidation) after which (a) any person or Group is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934), directly or indirectly, of Equity Stock representing greater than 50% of the combined voting power of the then outstanding Equity Stock of the Company and (b) the beneficial owners, directly or indirectly, of Equity Stock of the Company immediately prior to such event or series of related events have less than 50% of the combined voting power of the surviving entity (or its parent company) after such event or series of events. In addition, any event that causes, directly or indirectly, any person or Group other than the Company to become the beneficial owner of greater than 50% of the outstanding economic interests in the Operating Partnership shall be deemed a Change of Control Transaction. At any time prior to December 31, 2016 or (as applicable) the end of the applicable Measurement Period contemplated by the third sentence of Section 5.4(vi)(c)(i), the sale of a majority of the assets of the Company (on a consolidated basis) in a transaction or series of related transactions shall constitute a Change of Control Transaction; following the later to occur of December 31, 2016 or (as applicable) the end of the applicable Measurement Period contemplated by the third sentence of Section 5.4(vi)(c)(i), the sale of a majority of the assets of the Company (on a consolidated basis) in a transaction or series of related transactions shall not constitute a Change of Control Transaction.

(d)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)           “Common Stock” shall mean the common stock, $0.0001 par value per share, of the Company.

(f)            “Constructive Ownership” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

(g)           “Conversion Common Stock Value” shall mean: (i) in the case of conversion of Series A Preferred Stock upon election of the Required Holders pursuant to Section 5.4(vi)(a)(iii), the then most recent Estimated Per Share Value as of the date of such election, as adjusted: (A) for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the date of determination of such Estimated Per Share Value and (B) so that the Estimated Per Share Value is calculated on (1) a net asset value basis (i.e., net of liabilities and the aggregate Liquidation Preference that the then outstanding Series A Preferred Stock would be entitled to receive in connection with a liquidation of the Company) and (2) based on the assumption that the Series A Preferred Stock is not outstanding, except that, to the extent the Company (or one of its Affiliates) has sold any property included in the determination of such Estimated Per Share Value, the gross sale price of each such property shall be substituted for the estimated value of such property included in such Estimated Per Share Value; (ii) in the case of a Listing, the average daily closing price of the Common Stock for a 30 Trading Day period (the “Measurement Period”) commencing on the first Trading Day after the date that is the 180th day following the later to occur of (A) the Listing and (B) the expiration of any applicable lock-up period entered into by any existing holder or holders of Common Stock of not less than five (5) percent of the then outstanding Common Stock to facilitate the orderly listing of the Common Stock in public markets in connection with the Listing, provided, however, that, if a Change of Control Transaction shall occur prior to the end of such Measurement Period, the Conversion Common Stock Value shall be determined in accordance with clause (iii) of this sentence; and (iii) in the case of a Change of Control Transaction, the value per share of Common Stock established thereby or, if the value per share of Common Stock is not established in connection with such Change of Control Transaction, the value per share that the Board shall in good faith determine in connection with such Change of Control Transaction, if applicable, based on the value of the consideration paid for or with respect to or by extension to the Common Stock in connection therewith.

(h)           “Conversion Company Value” shall mean (i) the Conversion Common Stock Value multiplied by (ii) the Effective Date Outstanding Shares.

(i)            “Conversion Value Per Share of Series A Preferred Stock” shall mean the result of: (i) 15.0 percent (0.15) of the excess, if any, of (A) Conversion Company Value over (B) the Threshold Value; divided by (ii) the number of shares of Series A Preferred Stock outstanding on the date of the Triggering Event; and, in the case of a Triggering Event based upon a Listing or Change of Control Transaction (including any instance pursuant to Section 5.4(vi)(c) where a Measurement Period is utilized) only, multiplied by (iii) 115 percent (1.15); provided, however, that if a listing application or securities registration statement has been filed in anticipation of a Listing, or a Change of Control Transaction has been announced, in either case, prior to the fifth anniversary of the Effective Date, and such Listing has not occurred or Change of Control Transaction has not been closed, then the Conversion Value Per Share of Series A Preferred Stock, in connection with an exercise or conversion on such date, will be determined in connection with such subsequent Listing (and the subsequent Measurement Period) or as of the date of closing of such Change of Control Transaction (or other Change of Control

Transaction that arises in response to such first Change of Control Transaction); provided, further, however, that if such Listing or Change of Control Transaction does not occur within 270 days following the fifth anniversary of the Effective Date, then the Series A Preferred Stock shall be converted on the same basis as if the holder had elected to convert the Series A Preferred Stock on the fifth anniversary of the Effective Date. If the amount of clause (A) above is equal to, or less than, the amount of clause (B) above, then the Conversion Value Per Share of Series A Preferred Stock shall be equal to zero.

(j)            “Current Common Stock Value” shall mean Conversion Common Stock Value, provided, however, that, for purposes of determining Current Common Stock Value, Estimated Per Share Value as referenced in clause (i) of Section 5.4(ix)(g) shall be calculated assuming the conversion of all shares of Series A Preferred Stock outstanding immediately prior to such Triggering Event and assuming the net asset value is not decreased by the Liquidation Preference referred to in Section 5.4(iii).

(k)           “Effective Date” shall mean July 31, 2013.

(l)            “Effective Date Outstanding Shares” shall mean 168,537,343.3430 shares of Common Stock (as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the Effective Date). For the avoidance of doubt, shares of Common Stock issuable upon the exercise or payment of stock options, warrants, rights and other equity securities with respect to which shares of Common Stock have not actually been issued prior to the Effective Date, including the Series A Preferred Stock and any shares of Common Stock issuable upon conversion of the Series A Preferred Stock, shall not be deemed outstanding for this purpose.

(m)          “Equity Stock” shall mean all classes or series of stock of the Company that the Company shall have authority to issue.

(n)           “Estimated Per Share Value” shall mean the estimated per share value of Common Stock calculated in accordance with Section 5.4(vi)(d).

(o)           “Fundamental Change” shall mean the occurrence of any transaction or event or series of transactions or events resulting in the reclassification or recapitalization of the outstanding Common Stock (except a change in par value, or from no par value to par value, or subdivision or other split or combination of the shares of Common Stock), or the occurrence of any consolidation, merger, share exchange or other such transaction to which the Company is a party, except a consolidation or merger in which the Company is the surviving corporation and which does not result in any such reclassification or recapitalization, and in each case other than a Change of Control Transaction other than as contemplated by Section 5.4(vi)(c).

(p)           “Group” means any person, or any two or more persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and all Affiliates of such person or persons.

(q)           “IPA Valuation Guidelines” shall mean the Investment Program Association Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, as such may be amended or restated from time to time, and including any successor or replacement thereto.

(r)            “Junior Stock” means the Common Stock and any other class or series of stock of the Company that by its terms is junior to the Series A Preferred Stock with respect to liquidation, dissolution and winding up.

(s)            “Listing” shall mean the listing of any Equity Stock of the Company on a national securities exchange. Upon such Listing, such shares of Equity Stock shall be deemed “listed.”

(t)            “Operating Partnership” shall mean Monogram Residential OP LP (f/k/a Behringer Harvard Multifamily OP I LP).

(u)           “Parity Stock” shall mean any class or series of shares entitled by the terms thereof to amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective liquidation amounts, without preference or priority of one over the other as between the holders of such shares and the holders of shares of Series A Preferred Stock.

(v)           “REIT” shall mean a “real estate investment trust” pursuant to Sections 856-860 of the Code.

(w)          “Required Holders” shall mean the holders of a majority of the then outstanding shares of Series A Preferred Stock.

(x)           “Senior Stock” shall mean any class or series of stock of the Company entitled by the terms thereof to the receipt of amounts payable upon liquidation, dissolution or winding up, as the case may be, in preference to the Series A Preferred Stock.

(y)           “Threshold Value” shall mean the aggregate value of all Effective Date Outstanding Shares, which shall be determined by multiplying: (i) (A) the price paid for each share of Common Stock (as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the Effective Date and prior to the date the Estimated Per Share Value is next publicly reported), plus (B) (1) a cumulative, non-compounded, annual rate of return of 7% from the date of initial issuance of the Common Stock until the date of determination (calculated like simple interest on a daily basis based on a 365 day year) on a per share basis minus (2) the total amount of dividends (whether in securities, cash or other property, with the value of any dividends paid in securities or other property being reasonably determined by the Board) declared (on a per share basis) on the Common Stock since the date of initial issuance of the Common Stock until the date of determination (as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the Effective Date and prior to the date the Estimated Per Share Value is next publicly reported) by (ii) 168,537,343.3430 (as appropriately adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock after the Effective Date and prior to the date the Estimated Per Share Value is next publicly reported).

(z)           “Trading Day” shall mean any day on which the New York Stock Exchange is open for trading whether or not the Common Stock is then listed on the New York Stock Exchange and whether or not there is an actual trade of Common Stock on any such day.

SECTION 5.5.             CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Company; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Section ~~5.10~~5.7 and subject to the express terms of any class or series of stock outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

SECTION 5.6.             CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

~~SECTION 5.7.             GENERAL NATURE OF SHARES.  All Shares shall be personal property entitling the Stockholders only to those rights provided in the Charter, the MGCL or the resolution creating any class or series of Shares. The legal ownership of the Company’s assets and the right to conduct the business of the Company are vested exclusively in the Board; the Stockholders shall have no interest therein other than the beneficial interest in the Company conferred by their Shares and shall have no right to compel any partition, division, dividend or distribution of the Company or any of the Company’s assets. The death of a Stockholder shall not terminate the Company or give his or her legal representative any rights against other Stockholders, the Board, the Company or the Company’s assets, except the right, exercised in accordance with applicable provisions of the Bylaws, to require the Company to reflect on its books the change in ownership of the Shares. Holders of Shares shall not have any preemptive or other right to purchase or subscribe for any class of Securities that the Company may at any time issue or sell.~~

~~SECTION 5.8.             NO ISSUANCE OF SHARE CERTIFICATES.~~

~~Until Listing, the Company shall not issue share certificates without the approval of the Board of Directors.  A Stockholder’s investment shall be recorded on the books of the Company.  To transfer his or her Shares, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company.  Upon issuance or transfer of Shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such stock, as required by the Bylaws and the MGCL or other applicable law.~~

~~SECTION 5.9.             SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i)            INVESTOR SUITABILITY STANDARDS.  In connection with the purchase of Common Shares, if the prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a)           that such individual (or, in the case of a fiduciary, that the beneficiary, fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the Shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(b)           that such individual (or, in the case of a fiduciary, that the beneficiary, fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the Shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.~~

~~The Company may require higher or lower suitability standards from purchasers residing in a particular jurisdiction at the request or with the permission of the official or agency administering the securities laws of the jurisdiction.~~

~~(ii)           DETERMINATION OF SUITABILITY OF SALE. The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on~~

~~transferability of the Common Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination on the basis of information it has obtained from a prospective Stockholder.  Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder.  The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall maintain these records for at least six (6) years.~~

~~The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company may each rely, for satisfaction of its obligations under this Section 5.9(ii), upon (i) the Person directly selling such Shares if that Person is a Financial Industry Regulatory Authority member broker-dealer that has entered into a selling agreement with the Sponsor or the Company or their Affiliates or (ii) a registered investment adviser that has entered into an agreement with the Sponsor or the Company or their Affiliates to make suitability determinations with respect to the clients of the registered investment adviser who may purchase Shares.~~

~~(iii)          MINIMUM INVESTMENT AND TRANSFER.  Each issuance or transfer of Common Shares shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in Company’s registration statement filed under the Securities Act for the Initial Public Offering as such registration statement has been amended or supplemented as of the date of such issuance or transfer.~~

SECTION ~~5.10~~5.7.     RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i)            DEFINITIONS. For purposes of Section ~~5.10~~5.7, the following terms shall have the following meanings:

“BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“CHARITABLE BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Section ~~5.10~~5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“COMMON SHARE OWNERSHIP LIMIT” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares of the Company.

“CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by this Charter or by the Board pursuant to Section ~~5.10~~5.7(ii)(g).

“EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section ~~5.10~~5.7(ii)(g), the percentage limit established by the Board pursuant to Section ~~5.10~~5.7(ii)(g).

“MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date or, in the event that no Closing Price is available for such Shares, the fair market value of the Shares, as determined in good faith by the Board.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act, and a group to which an Excepted Holder Limit applies.

“PREFERRED SHARE OWNERSHIP LIMIT” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Preferred Shares of the Company.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section ~~5.10~~5.7(ii)(a), would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

“RESTRICTION TERMINATION DATE” means the first day on which the Company determines pursuant to Section 7.2~~(ii)~~ of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of Securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“TRUST” means any trust provided for in Section ~~5.10~~5.7(iii)(a).

“TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii)                                  SHARES.

(a)           OWNERSHIP LIMITATIONS. During the period commencing on the date of the Company’s qualification as a REIT and prior to the Restriction Termination Date, but subject to Section ~~5.11~~5.8 hereof:

(I)            BASIC RESTRICTIONS.

(A)          (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Preferred Shares in excess of the Preferred Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B)          No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C)          Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II)          TRANSFER IN TRUST. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section ~~5.10~~5.7(ii)(a)(I)(A) or (B),

(A) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section ~~5.10~~5.7(ii)(a)(I)(A) or (B) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section ~~5.10~~5.7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(B) if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section ~~5.10~~5.7(ii)(a)(I)(A) or (B), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section ~~5.10~~5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)           REMEDIES FOR BREACH. If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event that has purported to have taken place that would result in a violation of Section ~~5.10~~5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section ~~5.10~~5.7(ii)(a) (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section ~~5.10~~5.7(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c)           NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section ~~5.10~~5.7(ii)(a)(I) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section ~~5.10~~5.7(ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d)           OWNERS REQUIRED TO PROVIDE INFORMATION. Prior to the Restriction Termination Date:

(I)            every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within thirty (30) days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Common Share Ownership Limit and Preferred Share Ownership Limit; and

(II)          each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e)           REMEDIES NOT LIMITED. Subject to Section 7.2~~(ii)~~ of the Charter, nothing contained in this Section ~~5.10~~5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(f)            AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section ~~5.10~~5.7(ii), Section ~~5.10~~5.7(iii), or any definition contained in Section ~~5.10~~5.7(i), the Board shall have the power to determine the application of the provisions of this Section ~~5.10~~5.7(ii) or Section ~~5.10~~5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section ~~5.10~~5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section ~~5.10~~5.7.

(g)           EXCEPTIONS.

(I)            Subject to Section ~~5.10~~5.7(ii)(a)(I)(B), the Board, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Common Share Ownership Limit and the Preferred Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(A)          the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section ~~5.10~~5.7(ii)(a)(I)(A) or (B);

(B)          such Person represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such additional representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C)          such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section ~~5.10~~5.7(ii)(a) through Section ~~5.10~~5.7(ii)(f)) will result in such Shares being automatically transferred to a Trust or in the purported Transfer of such Shares being void ab initio in accordance with Section ~~5.10~~5.7(ii)(a) and Section ~~5.10~~5.7(iii).

(II)          Prior to granting any exception pursuant to Section ~~5.10~~5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III)        Subject to Section ~~5.10~~5.7(ii)(a)(I)(B), an underwriter which participates in an Offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Common Share Ownership Limit, the Preferred Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such Offering or private placement.

(IV)         The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit or the Preferred Share Ownership Limit.

(h)           NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER. Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The Securities of Monogram Residential Trust, Inc. are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Subject to certain further restrictions and except as expressly provided in this Charter, (i) no Person may Beneficially or Constructively Own Common Shares of the Company in excess of 9.8% (in value or number of Shares) of the outstanding Common Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Preferred Shares of the Company in excess of 9.8% (in value or number of Shares) of the outstanding Preferred Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in the Shares of the Company being owned by fewer than one hundred (100) Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares that cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company. If any of the restrictions on transfer or ownership are or would be violated, the Shares will be deemed to have automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries upon such transfer. In addition, the Company may redeem Shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted transfers in violation of the restrictions described above may be void ab initio.

~~Until the Common Shares are Listed, to purchase Common Shares, the purchaser must represent to the Company:  (i) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or (ii) that the purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, fiduciary account or grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.  Until the Common Shares are Listed, each issuance or transfer of Common Shares shall comply with the requirements regarding minimum initial and subsequent cash investment~~

~~amounts set forth in Company’s registration statement filed under the Securities Act for the Initial Public Offering as such registration statement has been amended or supplemented as of the date of such issuance or transfer.~~

All capitalized terms in this notice have the meanings defined in the Charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares of the Company on request and without charge.

Instead of the foregoing notice, at the time of issue or transfer of shares without certificates, the Company may send the Stockholder a written statement indicating that the Company will furnish information about the restrictions on transfer to the Stockholder on request and without charge.  If the Company issues Shares with certificates, each certificate shall either contain the notice set forth above or shall state that the Company will furnish information about the restrictions on transfer to the Stockholder on request and without charge.

(iii)                               TRANSFER OF SHARES IN TRUST.

(a)           OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section ~~5.10~~5.7(ii)(a)(II) that would result in a transfer of Shares to a Trust, such Shares shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section ~~5.10~~5.7(ii)(a)(II). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section ~~5.10~~5.7(iii)(f).

(b)           STATUS OF SHARES HELD BY THE TRUSTEE. Shares held by the Trustee shall be issued and outstanding Shares of the Company. The Prohibited Owner shall have no rights in the Shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c)           DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable

Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Section ~~5.10~~5.7, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d)           SALE OF SHARES BY TRUSTEE. Within twenty (20) days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee of the Trust shall sell the Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section ~~5.10~~5.7(ii)(a)(I). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~5.10~~5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per Share received by the Trustee from the sale or other disposition of the Shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.10~~5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~5.10~~5.7, such excess shall be paid to the Trustee upon demand.

(e)           PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section ~~5.10~~5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section ~~5.10~~5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)            DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section ~~5.10~~5.7(ii)(a)(I) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION ~~5.11~~5.8.     SETTLEMENTS.  Nothing in Section ~~5.10~~5.7 shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the NYSE or other national securities exchange on which the Common Shares are Listed. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Section ~~5.10~~5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section ~~5.10~~5.7.

SECTION ~~5.12~~5.9.     SEVERABILITY.  If any provision of Section ~~5.10~~5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section ~~5.10~~5.7 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION ~~5.13~~5.10.   ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section ~~5.10~~5.7.

SECTION ~~5.14~~5.11.   NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

~~SECTION 5.15.           REPURCHASE OF SHARES.  The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Company.~~

~~SECTION 5.16.           DISTRIBUTION REINVESTMENT PLANS.  The Board may establish, from time to time, a distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding distributions to the holders of Common Shares and the effect of reinvesting such distributions, including the tax consequences thereof, shall be provided to the holders of Common Shares not less often than annually, and (ii) each holder of Common Shares participating in such Reinvestment Plan shall~~

~~have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

ARTICLE VI

BOARD OF DIRECTORS

SECTION 6.1.             NUMBER OF DIRECTORS.  The number of Directors of the Company shall be eight ~~(8)~~, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that such number shall be not fewer than ~~three (3)~~the minimum required by the MGCL and not more than ~~fifteen (15), subject to increase or decrease by the affirmative vote of a majority of the members then serving on the Board, and further, provided that a majority of the Board shall be Independent Directors (except for a period of up to sixty (60) days after the death, removal or resignation of an Independent Director~~thirteen (13).  Any vacancies, including those which arise by reason of an increase in the number of Directors, shall be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum~~. Independent Directors shall nominate replacements for vacancies in the Independent Director positions~~. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Shares issued by the Company. For the purposes of voting for Directors, each Share of stock may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited.

The names of the eight Directors who shall serve on the Board until the next annual meeting of the Stockholders and until their successors are duly elected and qualified, subject to the filling of vacancies or an increase in the number of Directors prior to the next annual meeting of the Stockholders, are:

Sami S. Abbasi

Robert S. Aisner

Mark T. Alfieri

Roger D. Bowler

David D. Fitch

Jonathan L. Kempner

Murray J. McCabe

E. Alan Patton

Upon a Listing, the Company elects to make the election provided for under Section 3-804(c) of the MGCL that, except as may be provided by the Board in setting the terms of any class or series of stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

~~SECTION 6.2.             EXPERIENCE.  Each Director, other than Independent Directors, shall have at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company.  At least one (1) of the Independent Directors shall have three (3) years of relevant real estate experience.~~

~~SECTION 6.3.             COMMITTEES.  Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.~~

~~SECTION 6.4.             TERM.  Each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

~~SECTION 6.5.             FIDUCIARY OBLIGATIONS.  The Directors and the Advisor serve in a fiduciary capacity to the Company and have a fiduciary duty to the holders of Common Shares, including, with respect to the Directors, a specific fiduciary duty to supervise the relationship of the Company with the Advisor.~~

SECTION ~~6.6~~6.2.       RESIGNATION~~, REMOVAL~~ OR ~~DEATH~~REMOVAL.  Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice.  ~~A~~Any Director may be removed from office ~~with or without~~only for cause and only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote generally in the election of directors, subject to the rights of ~~any~~the holders of one or more classes or series of Preferred Shares ~~to vote for such Directors~~. The notice of such meeting shall indicate that the purpose, or one of the purposes, of such meeting is to determine if a Director should be removed.  For purposes of this paragraph “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

SECTION ~~6.7~~6.3.       RIGHTS OF OBJECTING STOCKHOLDERS.  Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one or more transactions or all transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

~~SECTION 6.8.             RATIFICATION OF CHARTER BY INDEPENDENT DIRECTORS.  Prior to the sale of any Common Shares in the Initial Public Offering, this Charter shall have been reviewed and ratified by the Board, including by a majority of the Independent Directors.~~

ARTICLE VII

POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1.                     GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board, and the Board shall have full, exclusive and absolute power, control and authority over the Company’s assets and over the business of the Company as if it, in its own right, was the sole owner thereof, except as otherwise limited by the Charter~~. In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out~~. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

~~SECTION 7.2.                     SPECIFIC POWERS AND AUTHORITY.  Subject only to the express limitations set forth herein, and in addition to all other powers and authority conferred by the Charter, MGCL or other law, the Board, without any vote, action or consent by the Stockholders, shall have and may exercise, at any time or times, in the name of the Company or on its behalf the following powers and authorities:~~

~~(i)            INVESTMENTS.  Subject to the limits contained in Section 9.3 and Section 12.5 hereof, the Board shall have the power and authority to invest in, purchase or otherwise acquire and to hold real, personal or mixed, tangible or intangible, property of any kind wherever located, or rights or interests therein or in connection therewith, all without regard to whether such property, interests or rights are authorized by law for the investment of funds held by trustees or other fiduciaries, or whether obligations the Company acquires have a term greater or lesser than the term of office of the Directors or the possible termination of the Company, for such consideration as the Board may deem proper (including cash, property of any kind or Securities of the Company); provided, however, that the Board shall take such actions as it deems necessary and desirable to comply with any requirements of the MGCL relating to the types of assets held by the Company.~~

~~(ii)~~SECTION 7.2.                REIT QUALIFICATION. The Board shall use its best efforts to cause the Company and its Stockholders to qualify for U.S. federal income tax treatment in accordance with the REIT Provisions of the Code, unless the Board, in its sole discretion, determines at any time, due to changes in tax legislation or otherwise, that qualification as a REIT is not in the best interests of the Company. Following such REIT qualification, the Board shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Company as a REIT; provided, however, that in the event that the Board determines that it no longer is in the best interests of the Company to qualify as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation set forth in this Charter which is intended to preserve the status of the Company as a REIT, including, without limitation, the restrictions and limitations on stock ownership and transfers in Section ~~5.10~~5.7 hereof, is no longer required for REIT qualification and may waive compliance with any such restriction or limitation.

~~(iii)          SALE, DISPOSITION AND USE OF COMPANY ASSETS.  Subject to Articles IX and X and Sections 12.5 and 13.3 hereof, the Board shall have the power and authority to (A) sell, rent, lease, hire, exchange, release, partition, assign, mortgage, grant security interests in, encumber, negotiate, dedicate, grant easements in and options with respect to, convey, transfer (including transfers to entities wholly or partially owned by the Company or any Director) any or all of the Company’s assets, (B) dispose of any or all of the Company’s assets by deeds (including deeds in lieu of foreclosure with or without consideration), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Company or the Board by one or more of the Directors or by a duly authorized officer, employee, agent or nominee of the Company, on such terms as it deems appropriate, (C) give consents and make contracts relating to the Company’s assets and their use or other property or matters, (D) develop, improve, manage, use, alter or otherwise deal with the Company’s assets, and (E) rent, lease or hire from others property of any kind; provided, however, that the Company may not use or apply land for any purposes not permitted by applicable law. This clause (iii) shall in no way limit the voting rights of stockholders set forth in Section 11.2.~~

~~(iv)          FINANCINGS. The Board shall have the power and authority (a) to borrow or in any other manner raise money for the purposes and on the terms it determines, which terms (1) may include evidencing the same by issuance of Securities of the Company and (2) may have such provisions as the Board may determine; (b) to reacquire such Securities; (c) to enter into other contracts or obligations on behalf of the Company to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities of the Company, contracts or obligations (including guarantees, indemnifications and suretyships); and (e) to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company; provided, however, that the Company’s Leverage shall be limited by the provisions of Section 9.3(viii) hereof.~~

~~(v)           LENDING. Subject to all applicable limitations in the Charter, including without limitation Section 10.1 hereof, the Board shall have the power and authority to lend money or other assets of the Company on such terms, for such purposes and to such Persons as it may determine.~~

~~(vi)          ISSUANCE OF SECURITIES. Subject to the provisions of Article V hereof, the Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or other Securities, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock~~

~~split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.~~

~~(vii)         EXPENSES AND TAXES. The Board shall have the power and authority (A) to pay any charges, expenses or liabilities necessary or desirable, in the sole discretion of the Board, for carrying out the purposes of the Charter and conducting the business of the Company, including (1) compensation or fees to Directors, officers, employees and agents of the Company, and to Persons contracting with the Company and (2) any taxes, levies, charges and assessments of any kind imposed upon or chargeable against the Company, the Company’s assets or the Directors in connection therewith and (B) to prepare and file any tax returns, reports or other documents and take any other appropriate action relating to the payment of any such charges, expenses or liabilities.~~

~~(viii)        COLLECTION AND ENFORCEMENT. The Board shall have the power and authority to collect, sue for and receive money or other property due to the Company; to consent to extensions of time for the payment, or to the renewal, of any Securities or obligations; to engage or to intervene in, prosecute, defend, compound, enforce, compromise, release, abandon or adjust any actions, suits, proceedings, disputes, claims, demands, security interests or things relating to the Company, the Company’s assets or the Company’s affairs; and to exercise any rights and enter into any agreements and take any other action necessary or desirable in connection with the foregoing.~~

~~(ix)          DEPOSITS. The Board shall have the power and authority to deposit funds or Securities constituting part of the Company’s assets in banks, trust companies, savings and loan associations, financial institutions and other depositories, whether or not such deposits will draw interest, subject to withdrawal on such terms and in such manner as the Board may determine.~~

~~(x)           ALLOCATION; ACCOUNTS. The Board shall have the power and authority to determine whether moneys, profits or other assets of the Company shall be charged or credited to, or allocated between, income and capital, including whether or not to amortize any premium or discount and to determine in what manner any expenses or disbursements are to be borne as between income and capital (regardless of how such items would normally or otherwise be charged to or allocated between income and capital without such determination); to treat any dividend or other distribution on any investment as, or apportion it between, income and capital; in its discretion to provide reserves for depreciation, amortization, obsolescence or other purposes in respect of any of the Company’s assets in such amounts and by such methods as it determines constitute net earnings, profits or surplus in their discretion; to determine the method or form in which the accounts and records of the Company shall be maintained; and to allocate to the Stockholders’ equity account less than all of the consideration paid for Securities and to allocate the balance to paid-in capital or capital surplus.~~

~~(xi)          VALUATION OF ASSETS. The Board shall have the power and authority to determine the value of all or any part of the Company’s assets and of any services, Securities, property or other consideration to be furnished to or acquired by the Company, and to revalue all or any part of the Company’s assets, all in accordance with such appraisals or other information as are reasonable and necessary, in its sole judgment.~~

~~(xii)         OWNERSHIP AND VOTING POWERS. The Board shall have the power and authority to exercise all of the rights, powers, options and privileges pertaining to the ownership of any of the Company’s assets to the same extent that an individual owner might, including without limitation to vote or give any consent, request or notice or waive any notice, either in person or by proxy or power of attorney, which proxies and powers of attorney may be for any general or special meetings or action, and may include the exercise of discretionary powers.~~

~~(xiii)        OFFICERS, ETC.; DELEGATION OF POWERS. The Board shall have the power and authority to elect, appoint or employ such officers for the Company and such committees of the Board with such powers and duties as the Board may determine, the Company’s Bylaws provide or the MGCL requires; to engage, employ or contract with and pay compensation to any Person (including any Director and any Person who is an Affiliate of any Director) as agent, representative, Advisor, member of an advisory board, employee or independent contractor (including advisors, consultants, transfer agents, registrars, underwriters, accountants, attorneys-at-law, real estate agents, property and other managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, to perform such services on such terms as the Board may determine; to delegate to one or more Directors, officers or other Persons engaged or employed as aforesaid or to committees of the Board or to the Advisor, the performance of acts or other things (including granting of consents), the making of decisions and the execution of such deeds, contracts, leases or other instruments, either in the names of the Company, the Board or as their attorneys or otherwise, as the Board may determine; and to establish such committees as it deems appropriate.~~

~~(xiv)        ASSOCIATIONS. Subject to Section 12.5 hereof, the Board shall have the power and authority to cause the Company to enter into Joint Ventures, general or limited partnerships, participation or agency arrangements or any other lawful combinations, relationships or associations of any kind.~~

~~(xv)         REORGANIZATIONS, ETC. Subject to Sections 13.2 and 13.3 hereof, the Board shall have the power and authority to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or any part of the Company’s assets, carry on any business in which the Company shall have an interest or otherwise exercise the powers the Board deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, to merge or consolidate the Company with any Person; to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer all or any part of the Company’s assets to or with any Person in exchange for Securities of such Person or otherwise; and to lend money to, subscribe for and purchase the Securities of, and enter into any contracts with, any Person in which the Company holds, or is about to acquire, securities or any other interests.~~

~~(xvi)        INSURANCE. The Board shall have the power and authority to purchase and pay for out of the Company’s assets insurance policies insuring the Stockholders, the Company and the Company’s assets against any and all risks, and insuring the Directors, officers, Advisors and Affiliates of the Company, individually (each an “Insured”) against all claims and liabilities of every nature arising by reason of each such insured holding or having held any such status, office or position or by reason of any action alleged to have been taken or omitted by the Insured in such capacity, whether or not the Company would have the power to indemnify against such~~

~~claim or liability, provided that the indemnification be limited to that permitted by Section 12.2 hereof in regard to any liability or loss resulting from negligence, gross negligence, misconduct, willful misconduct or an alleged violation of federal or state securities laws. Nothing contained herein shall preclude the Company from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers’ compensation, as would be customary for any Person owning comparable assets and engaged in a similar business, or from naming the Insured as an additional insured party thereunder, provided that such addition does not add to the premiums payable by the Company. The Board’s power to purchase and pay for such insurance policies shall be limited to policies that comply with all applicable federal and state laws and the NASAA REIT Guidelines.~~

~~(xvii)       DISTRIBUTIONS. The Board shall have the power and authority to authorize dividends for declaration and payment by the Company or other distributions to Stockholders, subject to the provisions of Section 5.2 hereof.~~

~~(xviii)      DISCONTINUE OPERATIONS; BANKRUPTCY. The Board shall have the power and authority to discontinue the operations of the Company (subject to Section 13.2 hereof); to petition or apply for relief under any provision of federal or state bankruptcy, insolvency or reorganization laws or similar laws for the relief of debtors; to permit any Property to be foreclosed upon without raising any legal or equitable defenses that may be available to the Company or the Directors or otherwise defending or responding to such foreclosure; to confess judgment against the Company (as hereinafter defined); or to take such other action with respect to indebtedness or other obligations of the Directors, the Company’s assets or the Company as the Board, in such capacity, and in its discretion may determine.~~

~~(xix)        FISCAL YEAR. Subject to the Code, the Board shall have the power and authority to adopt, and from time to time to change, the fiscal year for the Company.~~

~~(xx)         SEAL. The Board shall have the power and authority to adopt and use a seal, but the use of a seal shall not be required for the execution of instruments or obligations of the Company.~~

~~(xxi)~~SECTION 7.3.             BYLAWS. ~~The~~Except as set forth in the Bylaws, the Board shall have the exclusive power and authority to adopt, implement and from time to time alter, amend or repeal the Bylaws.

SECTION 7.4.                     AUTHORITY TO DECLARE STOCK DIVIDENDS OF DIFFERENT CLASSES. Subject to any preferential rights in favor of any class of Preferred Shares, the Board, in accordance with Section 2-309(c)(5)(i) of the MGCL, is hereby specifically authorized to, at any time, cause the Company to declare and pay a dividend payable in Shares of any one class or multiple classes to the holders of Shares of any other class or classes without obtaining Stockholder approval.

~~(xxii)       LISTING SHARES. The Board shall have the power and authority to cause the Listing of the Shares at any time after completion of the Initial Public Offering.~~

~~(xxiii)      FURTHER POWERS. The Board shall have the power and authority to do all other acts and things and execute and deliver all instruments incident to the foregoing powers,~~

~~and to exercise all powers that it deems necessary, useful or desirable to carry on the business of the Company or to carry out the provisions of the Charter, even if such powers are not specifically provided hereby.~~

SECTION ~~7.3~~7.5.               DETERMINATION BY BOARD OF BEST INTEREST OF COMPANY.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with the Charter, shall be final and conclusive and shall be binding upon the Company and every Stockholder: ~~the amount of the Net Income of the Company for any period and~~ the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or ask price to be applied in determining the fair value, of any asset owned or held by the Company or of any Shares; the number of Shares of any class; any matter relating to the acquisition, holding and disposition of any assets by the Company; any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board.

~~SECTION 7.4.                     BOARD ACTION WITH RESPECT TO CERTAIN MATTERS  A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~

ARTICLE VIII

~~ADVISOR~~

~~SECTION 8.1.                     APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR.  The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained.~~

~~The Board shall require that the initial Advisor or its Affiliate make a contribution of $10,004.49 to either the Company or the Operating Partnership, and prior to the Commencement of the Initial Public Offering, the Advisor or its Affiliate shall make another contribution of~~

~~$189,997.20 to either the Company or the Operating Partnership (such amounts shall be collectively referred to herein as the “Initial Investment”).~~

~~SECTION 8.2.                     SUPERVISION OF ADVISOR.  The Board shall review and evaluate the qualifications of the Advisor before entering into an Advisory Agreement and shall evaluate the performance of the Advisor before renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled.  The Independent Directors will be responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and  that such compensation is within the limits prescribed by the Charter.  The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Company to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.~~

~~SECTION 8.3.                     FIDUCIARY OBLIGATIONS.  The Advisor shall have a fiduciary responsibility and duty to the Company and to the holders of Common Shares.~~

~~SECTION 8.4.                     AFFILIATION AND FUNCTIONS.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~SECTION 8.5.                     TERMINATION.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement upon sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and take all reasonable steps requested to assist the Board in making an orderly transition of the advisory function.~~

~~SECTION 8.6.                     COMMISSION ON SALE OF ASSETS.  The Company or the Operating Partnership, as applicable, may pay the Advisor a disposition fee upon the Sale of one or more Assets, in an amount equal to the lesser of (i) one-half (1/2) of the aggregate brokerage commission paid (including this disposition fee) or, if no such commission is paid, the amount of such a commission that customarily would be paid for the purchase and sale of such Asset that is reasonable, customary, and competitive in light of the size, type and location of such Asset (as determined by the Board, including a majority of the Independent Directors), or (ii) three percent (3%) of the sales price of such Property or Asset; provided, however, that, in connection with such Sale, such payment shall be subordinated to the receipt by holders of Common Shares of Distributions in an amount equal to or in excess of the sum of Invested Capital plus a Stockholders’ Return of 7%.  Payment of such fees may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties or Asset or Assets, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6%) of the sales price of such Property or Properties or Asset or Assets.~~

~~SECTION 8.7.                     PARTICIPATION IN NET SALE PROCEEDS.  The Operating Partnership may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, in accordance with the Operating Partnership Agreement; provided the amount or percentage of the interest is reasonable.  Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to a Stockholders’ Return of 6%.  In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company Assets by each respective Advisor or any Affiliate.~~

~~SECTION 8.8.                     ORGANIZATION AND OFFERING EXPENSES LIMITATION.  The total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed fifteen percent (15%) of the Gross Proceeds of each Offering.~~

~~SECTION 8.9.                     LIMITATION ON ACQUISITION FEES.  The Company shall not purchase an Asset if the Acquisition Fees and Acquisition Expenses incurred in connection therewith are not reasonable or if they exceed an amount equal to six percent (6%) of the Contract Purchase Price, or, in the case of a Mortgage or other loan, six percent (6%) of the funds advanced, provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and~~

~~expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~SECTION 8.10.                   REIMBURSEMENT FOR TOTAL OPERATING EXPENSES.  The Company may reimburse the Advisor, at the end of each fiscal quarter, for all costs and expenses incurred by the Advisor which are in any way related to the operation of the Company or the Company business; provided, however, that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four (4) consecutive fiscal quarters then ended, exceed the greater of two percent (2%) of Average Invested Assets or twenty-five percent (25%) of Net Income (the “2%/25% Guidelines”) for such year.  The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified.  Within sixty (60) days following the end of any fiscal quarter for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board.  In the event that the Independent Directors do not determine that such Excess Amount was justified, the Advisor shall reimburse the Company the amount by which the expenses exceeded the 2%/25% Guidelines.~~

~~SECTION 8.11.                   REIMBURSEMENT LIMITATION.  The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

~~ARTICLE IX~~

REVIEW OF INVESTMENT ~~POLICIES AND LIMITATIONS~~ACTIVITY.

~~SECTION 9.1.                     INVESTMENT POLICIES.  The Directors shall establish written policies on investments and borrowings and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to ensure such policies are carried out. Once established, the Independent Directors shall review the investment policies of the Company with sufficient frequency (and not less often than annually) to determine that the policies being followed by the Company are in the best interests of its holders of Common Shares.  Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~SECTION 9.2.                     CERTAIN PERMITTED INVESTMENTS~~

~~(i)                                     The Company may invest in Assets, as defined in Article IV hereof.~~

~~(ii)           The Company may invest in Joint Ventures with the Sponsor, Advisor, one or more Directors or any Affiliate; provided, however, that the Company may only so invest if a majority of Directors (including a majority of Independent Directors) not otherwise interested in~~

~~the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.~~

~~(iii)          The Company may invest in equity Securities; provided, however, that the Company may only so invest in compliance with Section 9.3 hereof, and only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~SECTION 9.3.                     INVESTMENT LIMITATIONS.  In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, the Company’s investments must reflect the following investment limitations:~~

~~(i)            No more than ten percent (10%) of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(ii)           The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Assets.~~

~~(iii)          The Company shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Directors, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any holder of Common Shares.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(iv)          The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.~~

~~(v)           The Company shall not invest in indebtedness secured by a mortgage on Real Property which is subordinate to the mortgage or equity interest of the Advisor, any Director, the Sponsor or any Affiliate of the Company.~~

~~(vi)          The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any redemption plan adopted by the Board on terms outlined in the Prospectus relating to any~~

~~Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to purchase Shares of the Company to the Advisor, Directors, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Common Shares on the date of grant. The voting rights per share of Shares of the Company (other than the publicly held Shares of the Company) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of the publicly held Shares as the consideration paid to the Company for each privately offered Share of the Company bears to the book value of each outstanding publicly held Share.~~

~~(vii)                           A majority of the Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by the Independent Directors.~~

~~(viii)                        The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of the Leverage shall not exceed three hundred percent (300%) of the Net Assets as of the date of any borrowing. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such 300% level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Company following such borrowing, along with justification for such excess.~~

~~(ix)                              The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.~~

~~(x)                                 The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~

~~SECTION 9.4.                                                               REVIEW OF INVESTMENT ACTIVITY.~~  The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

ARTICLE ~~X~~IX

~~CONFLICTS OF INTEREST~~

~~SECTION 10.1.                                                        TRANSACTIONS BETWEEN THE COMPANY, SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES.  The Company shall participate in transactions with the Sponsor, the Advisor, a Director, or any Affiliate thereof in compliance with any applicable provision of the NASAA REIT Guidelines, any applicable provision of Maryland law and policies adopted by the Board of Directors. In addition:~~

~~(i)                                     The Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Company and at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price to the Company of any such Asset purchased from the Sponsor, the Advisor, a Director, or any Affiliate thereof exceed its current appraised value.~~

~~(ii)                                  The Company may sell or lease Assets to an Advisor, Sponsor, Director or Affiliate thereof if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.~~

~~(iii)                               The Company shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof except as permitted under Section 9.3 hereof or loans to wholly owned subsidiaries of the Company.  The Company may not borrow money from the Sponsor, Advisor, Directors and any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as being fair, competitive, and commercially reasonable, and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.  These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the Board.  By way of example only, the prohibition on loans shall not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor shall the prohibition limit the Company’s ability to advance reimbursable expenses incurred by Directors or officers of the Advisor or its Affiliates, or the Advisor itself.~~

~~SECTION 10.2.                                                        CONFLICT RESOLUTION PROCEDURES.  From time to time the Board, with the approval of a majority of the Independent Directors, may adopt conflict resolution procedures.~~

~~ARTICLE XI~~

STOCKHOLDERS

SECTION 9.1.                                                               EXTRAORDINARY ACTIONS.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

~~SECTION 11.1.                                                        MEETINGS OF STOCKHOLDERS.~~

~~(i)                                     There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period of time following the distribution of the Company’s annual report to Stockholders but not less than thirty (30) days after delivery of such report.  The Directors, including the Independent Directors, shall take reasonable steps to ensure this requirement is met. A majority of the Common Shares present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors.  A quorum shall be fifty percent (50%) of the then outstanding Shares entitled to vote.~~

~~(ii)                                  Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Company upon written request of Stockholders holding in the aggregate not less than ten percent (10%) of the outstanding Common Shares entitled to be voted on any issue proposed to be considered at any such special meeting.  Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than fifteen (15) days nor more than sixty (60) days after the delivery of such notice.  If the meeting is called by written request of Stockholders as described in this Section 11.1(ii), notice of the special meeting shall be sent to all Stockholders within ten (10) days of the receipt of the written request, and the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the holders of Common Shares.  If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors.  Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.~~

~~(iii)                               Notwithstanding anything to the contrary in this Charter, meetings of the holders of Common Shares shall comply with VI.A. of the NASAA REIT Guidelines.~~

~~SECTION 11.2.                                                        VOTING RIGHTS OF HOLDERS OF COMMON STOCK.  Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the holders of Common Shares shall be entitled to vote only on the following matters: (i) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 6.4 and 6.6 hereof; (ii) amendment~~

~~of the Charter as provided in Section 13.1 hereof and without the concurrence of the Board; (iii) reorganization of the Company as provided in Section 13.2 hereof; (iv) being a party to a merger, consolidation or Sale or other disposition of all or substantially all of the Company’s assets, regardless of any provision of the MGCL that may not require the approval of the holders of Common Shares; (v) dissolution of the Company without the necessity for concurrence by the Board; and (vi) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and declaring that the matter be submitted to the holders of Common Shares for approval or ratification.  Except with respect to the foregoing matters, no action taken by the holders of Common Shares at any meeting shall in any way bind the Board.  Further, except as provided by Section 13.1, none of the actions in (ii), (iii), (iv) or (v) above may be taken without the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote on the matter.  Notwithstanding anything to the contrary in this Charter, holders of Common Shares shall have the voting rights provided by VI.B. of the NASAA REIT Guidelines.~~

~~SECTION 11.3.                                                        VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES.  With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the holders of Common Shares regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them; provided that the preceding restriction shall only apply to Directors with an interest in the matter submitted to the holders of Common Shares for a vote.  In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~

~~SECTION 11.4.                                                        RIGHT OF INSPECTION.  Any holder of Common Shares and any designated representative thereof shall be permitted access to the records of the Company to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge.  Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~SECTION 11.5.                                                        ACCESS TO STOCKHOLDER LIST.  An alphabetical list of the names, addresses and telephone numbers of the holders of Common Shares, along with the number of Common Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by a holder of Common Shares or such holder’s designated agent at the home office of the Company in accordance with Maryland law.  The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any holder of Common Shares so requesting within ten (10) days of receipt by the Company of the request and the copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A holder of Common Shares may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, the exercise of Stockholder rights under federal proxy laws or for any other proper purpose.  Each Stockholder who receives~~

~~a copy of the Stockholder List shall keep such list confidential and shall sign a confidentiality agreement to the effect that such Stockholder will keep the Stockholder List confidential and share such list only with its employees, representatives or agents who agree in writing to maintain the confidentiality of the Stockholder List.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any holder of Common Shares requesting the list for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any holder of Common Shares by reason of such refusal or neglect.  It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is not for a proper purpose but is instead for the purpose of securing such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same to solicit the acquisition of Shares or for another commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to holders of Common Shares requesting copies of the Stockholder List are in addition, to and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~SECTION 11.6.                                                        REPORTS.  The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Company shall cause to be prepared and mailed or delivered to each holder of Common Shares as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its holders of Common Shares and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

SECTION ~~11.7~~9.2.                                       PROXY TO LIQUIDATE.  At any time after six (6) years following the Termination of the Initial Public Offering, if the Company is not then Listed, in the process of Listing or making an orderly liquidation and sale of the Company’s assets, and unless such date is extended by the majority vote of the Directors, including the Independent Directors, then upon receipt by the Secretary of the Company of written requests from Stockholders holding ten percent (10%) or more of the outstanding Common Shares (the “Proxy Request”)

directing that the Company formally proxy the Stockholders holding Shares entitled to vote thereon to determine whether the Company should be dissolved (the “Proxy to Liquidate”), the Company shall send a Proxy to Liquidate to each Stockholder holding Shares entitled to vote thereon within sixty (60) days of receipt of the Proxy Request, or as soon as reasonably practicable thereafter following the receipt of independent appraisals of the Company’s assets, which the Company shall obtain as part of this proxy process, and the filing with and review of such Proxy to Liquidate by the Securities and Exchange Commission (the “SEC”), if the Company’s securities are registered with the SEC under the Exchange Act. In response to a Proxy Request, the Company shall not be required to send Proxies to Liquidate to Stockholders holding Shares entitled to vote thereon more frequently than once during every two (2) year period. To ensure that Stockholders are adequately informed when casting their votes, the Proxy to Liquidate furnished to each Stockholder holding Shares entitled to vote thereon shall include financial information setting forth per Share pro forma tax and financial projections that assume that all of the Company’s assets will be sold immediately at prices consistent with their appraised values, or such other information as the Company deems appropriate and informative, provided in all such cases that the furnishing of such information to Stockholders shall not contravene applicable law or applicable rules and regulations of the SEC regarding the solicitation of proxies, if such rules are applicable. The Proxy to Liquidate shall contain a forty-five (45) day voting deadline or set a meeting of the Stockholders holding Shares entitled to vote thereon no earlier than forty-five (45) days after notice thereof, and the actual voting results shall be tabulated by the Company’s independent accountants or an independent agent, who will receive the votes directly from the Stockholders holding Shares entitled to vote thereon. The Company shall disclose the complete voting results for the Proxy to Liquidate in the Company’s next annual or quarterly report on sent to the Stockholders for the period following the date on which voting was completed. If a majority vote of the Stockholders holding Shares entitled to vote thereon is cast in favor of the dissolution of the Company, the assets of the Company shall be fully liquidated within thirty (30) months from the close of the voting deadline applicable to the Proxy to Liquidate. Under no circumstances, however, shall the Board direct the Operating Partnership to make distributions “in kind” of any assets to the Stockholders under any dissolution conducted pursuant to this Section.

SECTION ~~11.8~~9.3.                                       TENDER OFFERS.  If any Stockholder makes a tender offer, including, without limitation, a “mini-tender” offer, such Stockholder must comply with all of the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, disclosure and notice requirements, which would be applicable if the tender offer was for more than 5% of the outstanding Securities of the Company, provided, however, that such documents are not required to be filed with the ~~Securities and Exchange Commission~~SEC. In addition, any such Stockholder must provide notice to the Company at least ten (10) business days prior to initiating any such tender offer. If any Stockholder initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Company, in its sole discretion, shall have the right to redeem such non-compliant Stockholder’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Share of Common Stock purchased in the Company’s latest Offering at full purchase price (not discounted for commission reductions nor for reductions in sale price permitted pursuant to the distribution reinvestment plan), (ii) the fair market value of the Shares as determined by an independent valuation obtained by the Company or (iii) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Company may purchase such Tendered Shares upon delivery of the purchase price to the Stockholder initiating such Non-Compliant Tender Offer, and, upon such delivery, the Company may instruct any transfer agent to transfer such purchased shares to the Company.  In addition, any Stockholder who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section ~~11.8~~9.3, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Company. The Company maintains the right to offset any such expenses against the dollar amount to be paid by the Company for the purchase of Tendered Shares pursuant to this Section ~~11~~9.3.  In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 9.3 shall be of no force or effect with respect to Shares that are then Listed.

SECTION ~~11.9~~9.4.                                       UNSOLICITED TAKEOVER STATUTE.  Until such time as the Common Shares are Listed, the Company may not elect to be governed by the provisions of Title 3, Subtitle 8 of the MGCL.

ARTICLE ~~XII~~X

MISCELLANEOUS

~~LIABILITY OF STOCKHOLDERS, DIRECTORS, ADVISORS AND AFFILIATES; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~

~~SECTION 12.1.                                                        LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder.  The Common Shares shall be non-assessable by the Company upon receipt by the Company of the consideration for which the Board authorized their issuance.~~

SECTION ~~12.2.~~10.1                                LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION.

(i)                                     ~~Subject to the provisions of paragraph (iii) or (iv) below or the limitations of any applicable provisions under Maryland law or the NASAA REIT Guidelines, no~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or its Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12.2~~10.1(i), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12.2~~10.1(i), shall apply to or affect in any respect the applicability of the provisions of this Section ~~12.2~~10.1(i) with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(ii)                                  ~~Subject to the provisions of paragraph (iii) or (iv) below or the limitations of any applicable provisions under Maryland law, the~~The Company shall indemnify ~~and, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~ , to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former Directors and officers, whether serving or having served, the Company or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a Director or officer. The Company shall pay or reimburse all reasonable expenses ~~in advance of final disposition of a proceeding to (a) any individual who is~~incurred by a present or former Director~~, officer or employee of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (b) any individual who, while a Director~~ or officer ~~of~~, whether serving or having served, the Company ~~and~~or at ~~the~~its request ~~of the Company, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or~~any other entity ~~and who is made or~~, in connection with any threatened ~~to be made a party to the proceeding by reason of his or her service in that capacity or (c) the Advisor, any of its Affiliates or employees of any of the foregoing acting as an agent of the Company~~, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Company may~~, with the approval of the Board or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person~~ indemnify any other Persons, including a Person who served a predecessor of the Company ~~in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company.  The Board may take such action as is necessary to carry out this Section 12.2(ii)~~as an officer or director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate, in each case in accordance with applicable law. No amendment of the Charter of the Company or repeal of any of its provisions shall limit or eliminate ~~the right of indemnification or advancement of expenses~~any of the benefits provided ~~hereunder with~~to Directors and officers under this Section 10.1(ii) in respect ~~to acts or omissions occurring~~of any act or omission that occurred prior to such amendment or repeal.

~~(iii)                               Notwithstanding anything to the contrary contained in paragraph (i) or (ii) above, the Company shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(a)                                 The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(b)                                 The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(c)                                Such liability or loss was not the result of (1) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (2) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(d)                                 Such indemnification or agreement to hold harmless is recoverable only out of net assets and not from the Stockholders.~~

~~(iv)                              Notwithstanding anything to the contrary contained in paragraph (i) or (ii) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee or any person acting as a broker-dealer unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~SECTION 12.3.                                                        PAYMENT OF EXPENSES.  The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.2(iii) hereof, (iii) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Any indemnification payment or reimbursement of expenses will be furnished in accordance with the procedures in Section 2-418(e)(2) through (4) of the MGCL or any successor statute.~~

~~SECTION 12.4.                                                        EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.~~

~~SECTION 12.5.                                                        TRANSACTIONS WITH AFFILIATES.  Other than as otherwise provided herein, all other transactions between the Company and the Advisor, the Sponsor, a Director or any Affiliate thereof, shall require approval by a majority of the Directors (including a majority of the Independent Directors) not Affiliated with the Person who is party to the transaction or not otherwise interested in the transaction that:~~

~~(i)                                     The transaction is fair and reasonable to the Company.~~

~~(ii)                                  The terms and conditions of such transaction are not less favorable to the Company than those available from unaffiliated third parties.~~

~~ARTICLE XIII~~

~~AMENDMENT; REORGANIZATION; MERGER, ETC.~~

~~SECTION 13.1.                                                        AMENDMENT.  The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights of any Shares of outstanding stock.  All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation.  Notwithstanding anything to the contrary contained herein, a majority of the entire Board (including a majority of the Independent Directors) without the vote or consent of the Stockholders may at any time amend the Charter (a) to increase or decrease the number of aggregate Shares of the Company or the number of Shares of any class or series that the Company has the right to issue, (b) to change the name of the Company, (c) to change the designation of classes or series of unissued Shares or (d) to effect a reverse stock split in accordance with Section 2-309(e) of the MGCL; provided, however, that an amendment of the Charter that adversely affects the rights, preferences and privileges of holders of Common Shares shall require the concurrence of the holders of a majority of the outstanding Common Shares.  Except as otherwise provided in the Charter, and to the extent otherwise permitted by Maryland law, any amendment to the Charter shall be valid if approved by the affirmative vote of a majority of all votes of the Stockholders entitled to be cast on the matter.~~

~~SECTION 13.2.                                                        REORGANIZATION.  Subject to the provisions of any class or series of Shares at the time outstanding, the Board shall have the power (i) to cause the organization of a corporation, association, trust or other organization to take over the Company’s assets and to carry on the affairs of the Company, or (ii) to merge the Company into, or sell, convey and transfer the Company’s assets to any such corporation, association, trust or organization in exchange for securities thereof or beneficial interests therein, and the assumption by the transferee of the liabilities of the Company, and upon the occurrence of (i) or (ii) above, terminate the Company and deliver such securities or beneficial interests ratably among the Stockholders according to the respective rights of the class or series of Shares held by them; provided, however, that, except as permitted by law, any such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.~~

~~SECTION 13.3.                                                        MERGER, CONSOLIDATION OR SALE OF COMPANY ASSETS.  Subject to the provisions of any class or series of Shares then outstanding, the Board shall have the power to (i) merge the Company into another entity, (ii) consolidate the Company with one (1) or more other entities into a new entity; (iii) sell or otherwise dispose of all or substantially all of the Company’s assets; or (iv) dissolve or liquidate the Company; provided, however, that, except as permitted by law, such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon.~~

~~SECTION 13.4.                                                        ROLL-UP TRANSACTIONS.  In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser.  If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and, if applicable, the states in which registration of such securities is sought, as an exhibit to the registration statement for the offering.  The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve (12) month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction.  In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~

~~(i)                                     accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(ii)                                  one of the following:~~

~~(a)                                 remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(b)                                 receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets of the Company.~~

~~The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(i)                                     that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1, 11.2, 11.3, 11.6 and 12.1 hereof;~~

~~(ii)                                  that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~

~~(iii)                               in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or~~

~~(iv)                              in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the holders of Common Shares.~~

~~ARTICLE XIV~~

~~DURATION OF COMPANY~~

SECTION ~~14.1~~10.2.                                DISSOLUTION UPON FAILURE TO OBTAIN LISTING.  The Company shall consider Listing its Common Shares or liquidating on or before the seventh (7th) anniversary of the Termination of the Initial Public Offering.  In the event that the process of Listing or the orderly liquidation and Sale of the Company’s assets has not begun before the seventh (7th) anniversary of the Termination of the Initial Public Offering as set forth above (unless a majority of the Board and a majority of the Independent Directors shall approve otherwise and set a future date for such Listing or the Company’s liquidation), the Company shall promptly prepare and deliver to Stockholders holding Shares entitled to vote thereon a Proxy to Liquidate conforming to the requirements set forth in Section ~~11.7~~9.2 hereof.  The Company shall not be obligated to deliver to Stockholders entitled to vote thereon more than one Proxy to Liquidate under this Section ~~14.1~~10.2.  If the Stockholders holding a majority of the outstanding Shares entitled to vote thereon approve the dissolution of the Company, the Company shall immediately thereafter undertake an orderly liquidation and Sale of the Company’s assets and will distribute any Net Sales Proceeds therefrom to Stockholders, following which the Company shall terminate and dissolve.  In the event that Listing occurs on or before such date, the Company shall continue perpetually unless dissolved pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

~~ARTICLE XV~~

~~MISCELLANEOUS~~

SECTION ~~15.1~~10.3.                                GOVERNING LAW.  These ~~Second~~ Articles ~~of Restatement~~ are executed by the individual named below and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the MGCL without regard to conflicts of laws provisions thereof~~; provided that the foregoing choice of law shall not restrict the application of any state’s securities laws to the sale of securities to its residents or within such state.  The provisions of this Section 15.1 shall cease to have any effect on the earlier of the date upon which (i) the Company shall have a class of security that is a “covered security,” as defined in the Securities Act or (ii) the Company is no longer subject to the NASAA REIT Guidelines.~~.

SECTION 10.4.                                                        EXCLUSIVE FORUM FOR CERTAIN LITIGATION.  Unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (the “Court”) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action or proceeding asserting a claim of breach of any duty owed by any director or officer or other employee of the

Company to the Company or to the Stockholders of the Company, (c) any action or proceeding asserting a claim arising pursuant to any provision of the MGCL or the Charter or Bylaws of the Company, or (d) any action or proceeding asserting a claim that is governed by the internal affairs doctrine, and any record or beneficial stockholder of the Company who is a party to such an action or proceeding shall cooperate in any request that the Company may make that the action or proceeding be assigned to the Court’s Business and Technology Case Management Program.

SECTION ~~15.2~~10.5.                                RELIANCE BY THIRD PARTIES.  Any certificate shall be final and conclusive as to any persons dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which this Charter may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (i) the number or identity of Directors, officers of the Company or Stockholders; (ii) the due authorization of the execution of any document; (iii) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Stockholders; (iv) a copy of the Charter or of the Bylaws as a true and complete copy as then in force; (v) an amendment to this Charter; (vi) the dissolution of the Company; or (vii) the existence of any fact or facts that relate to the affairs of the Company.  No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Board or by any duly authorized officer, employee or agent of the Company.

~~SECTION 15.3.                                                        PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.~~

~~(i)                                     The provisions of this Charter are severable, and if the Board shall determine that any one or more of such provisions impermissibly conflict with the NASAA REIT Guidelines or are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this Charter, even without any amendment of this Charter; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of this Charter or render invalid or improper any action taken or omitted prior to such determination.  No Director shall be liable for making or failing to make such a determination.~~

~~(ii)                                  If any provision of this Charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Charter in any jurisdiction.~~

SECTION ~~15.4~~10.6.                                CONSTRUCTION.  In this Charter, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders.  The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Charter.  In defining or interpreting the powers and duties of the Company and its Directors and officers, reference may be made, to the extent appropriate, to the Code and to Titles 1 through 3 of the MGCL.

SECTION ~~15.5~~10.7.                                RECORDATION.  These ~~Second~~ Articles ~~of Restatement~~ and any amendment hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Board deems appropriate, but failure to file for record these Articles or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles or any amendment hereto.  Any Articles of Amendment and Restatement shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

ARTICLE XI

AMENDMENT

The Company reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights of any Shares of outstanding stock.  All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of stockholders entitled to case a majority of all the votes entitled to be cast on the matter.

THIRD:  The ~~foregoing Second~~Fifth Articles of Amendment and Restatement as hereinabove set forth were ~~approved~~duly advised by the Board of ~~Directors~~the Company and approved by the Stockholders of the Company ~~at a meeting held on June 27, 2014~~ in the manner required by the MGCL.

~~FOURTH:  The Charter is not amended by these Second Articles of Restatement.~~

~~FIFTH~~FOURTH:  The current address of the principal office of the Company is as set forth in Article III of the foregoing ~~Second~~Fifth Articles of Amendment and Restatement.

~~SIXTH~~FIFTH:  The name and address of the Company’s current resident agent are as set forth in Article III of the foregoing ~~Second~~Fifth Articles of Amendment and Restatement.

~~SEVENTH~~SIXTH:  As of the date of the filing of the foregoing ~~Second~~Fifth Articles of Amendment and Restatement ~~of the Charter~~, the number of ~~directors~~Directors of the Company and the names of those currently in office are as set forth in Section 6.1 of the foregoing ~~Second~~Fifth Articles of Amendment and Restatement ~~of the Charter~~.

~~[SIGNATURES ON FOLLOWING PAGE]~~

~~IN WITNESS WHEREOF, Monogram Residential Trust, Inc. has caused these Second Articles of Restatement to be signed in its name and on its behalf by its President, and attested by its Secretary, on this 30th day of June, 2014.~~

~~Mark T. Alfieri~~
~~President~~

~~ATTEST~~

~~Daniel J. Rosenberg~~
~~Secretary~~

~~THE UNDERSIGNED, President  of Monogram Residential Trust, Inc., who executed on behalf of said Company the foregoing Second Articles of Restatement, of which this certificate is made a part, hereby~~SEVENTH:  The undersigned Chief Executive Officer acknowledges the foregoing ~~Second~~Fifth Articles of Amendment and Restatement to be the corporate act of ~~said~~the Company and~~,~~ as to all matters ~~or~~and facts required to be verified under oath, ~~further~~the undersigned Chief Executive Officer acknowledges that~~,~~ to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Monogram Residential Trust, Inc. has caused these Fifth Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer, and attested by its Secretary, on this        day of                 ,            .

Mark T. Alfieri
Chief Executive Officer

~~President~~ATTEST

Daniel J. Rosenberg
Secretary

EXHIBIT C

Second Amended and Restated Incentive Award Plan

MONOGRAM RESIDENTIAL TRUST, INC.

SECOND AMENDED AND RESTATED INCENTIVE AWARD PLAN

(Adopted November 14, 2006,
Amended and Restated March 14, 2008,
Amended and Restated August 12, 2014)

Section 1.

PURPOSE

The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase or receive Shares, or to receive compensation that is based upon appreciation in the value of Shares to Eligible Recipients in order to attract and retain Eligible Recipients by providing an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to the stake of each of the Company’s stockholders.  The Plan provides for the grant of ISOs, NQSOs, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Dividend Equivalents and Other Stock-Based Awards to aid the Company in obtaining these goals.

Section 2.

DEFINITIONS

Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Incentive Award Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.  Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Incentive Award Agreements issued under this Plan.

2.1                               Board means the Board of Directors of the Company.

2.2                               Cause shall mean an act or acts by an Eligible Recipient involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.

2.3                               Change of Control means either of the following:

(a)                                 any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

(b)                                 any transaction pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.

2.4                               Code means the Internal Revenue Code of 1986, as amended.

2.5                               Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof.  Any such committee shall be comprised entirely of Directors or such other persons as permitted under applicable law.

2.6                               Common Stock means the common stock of the Company.

2.7                               Company means Monogram Residential Trust, Inc., a Maryland corporation, and any successor to such organization.

2.8                               Constructive Discharge means a termination of employment with the Company by an Employee due to any of the following events if the termination occurs within thirty (30) days of such event:

(a)                                 Forced Relocation or Transfer.  The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent on the Employee’s being transferred to a site of employment which is located further than 50 miles from the Employee’s current site of employment.  For this purpose, an Employee’s site of employment shall be the site of employment to which they are assigned as their home base, from which their work is assigned, or to which they report, and shall be determined by the Committee in its sole discretion on the basis of the facts and circumstances.

(b)                                 Decrease in Salary or Wages.  The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a salary or wage rate which is less than the Employee’s prior salary or wage rate.

(c)                                  Significant and Substantial Reduction in Benefits.  The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a reduction in the pension, welfare or fringe benefits provided which is both significant and substantial when expressed as a dollar amount or when expressed as a percentage of the Employee’s cash compensation.  The determination of whether a reduction in pension, welfare or fringe benefits is significant and substantial shall be made on the basis of all pertinent facts and circumstances, including the entire benefit (pension, welfare and fringe) package provided to the Employee, and any salary or wages paid to the Employee.  However, notwithstanding the preceding, any modification or elimination of benefits which results solely from the provision of new benefits to an Employee by a successor employer as a result of a change of the Employee’s employment from employment with the Company to employment with such successor shall not be deemed a Significant and Substantial Reduction in Benefits where such new benefits are identical to the benefits provided to similarly situated Employees of the successor.

2.9                               Director means a member of the Board.

2.10                        Dividend Equivalents mean a right to receive payments based on the dividends paid by the Company to its stockholders pursuant to the terms of Section 7.6.

2.11                        Eligible Recipient means an Employee and/or a Key Person.

2.12                        Employee means a common law employee of the Company, a Subsidiary or a Parent.

2.13                        Exchange Act means the Securities Exchange Act of 1934, as amended.

2.14                        Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.15                        Fair Market Value of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

(a)                                 If the Share is listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(b)                                 If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on a national quotation system on the date of such determination; or

(c)                                  In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

2.16                        FLSA Exclusion means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938 (the “FLSA”) that exempt certain stock-based compensation from inclusion in overtime determinations under the FLSA.

2.17                        Incentive Award means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, a Stock Appreciation Right, a Dividend Equivalent or an Other Stock-Based Award.

2.18                        Incentive Award Agreement means an agreement between the Company, a Parent or a Subsidiary, and a Participant evidencing an award of an Incentive Award.

2.19                        Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.20                        ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code §422 as an incentive stock option.

2.21                        Key Person means (1) an officer of the Company who is not an Employee or a member of the Board who is not an Employee, or (2) a consultant or advisor; provided, however, that such consultant or advisor must be a natural person who is providing or will be providing bona fide services to the Company, a Subsidiary or a Parent with such services (1) not being in connection with the offer or sale of securities in a capital-raising transaction, and (2) not directly or indirectly promoting or maintaining a market for securities of the Company, a Subsidiary or a Parent, within the meaning of the general instructions to SEC Form S-8.

2.22                        NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.

2.23                        Option means an ISO or a NQSO.

2.24                        Other Stock-Based Awards means such other Incentive Awards other than those specifically described in the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares and granted pursuant to the terms of Section 7.7

2.25                        Outside Director means a Director who is not an Employee and, effective upon the Company registering any of its equity securities under the 1934 Act, who qualifies as (1) a “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an “outside director” under Code §162(m) and the regulations promulgated thereunder.

2.26                        Parent means a “parent corporation” as defined under Code §424(e).

2.27                        Participant means an individual who receives an Incentive Award hereunder.

2.28                        Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Code §162(m).

2.29                        Plan means the Monogram Residential Trust, Inc. Second Amended and Restated Incentive Award Plan, as it may be amended from time to time.

2.30                        Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Incentive Award Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Incentive Award Agreement pertaining to the award.

2.31                        Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share, or cash in an amount equal to the Fair Market Value of one Share, that is subject to restrictions of this Plan and the applicable Incentive Award Agreement.

2.32                        SAR Exercise Price means the amount per Share specified in an Incentive Award Agreement with respect to a Stock Appreciation Right, the excess of the Fair Market Value of a Share over and above such amount, the holder of such Stock Appreciation Right may be able to receive upon the exercise or payment of such Stock Appreciation Right.

2.33                        Share means a share of the Common Stock of the Company.

2.34                        Stock Appreciation Right or SAR means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.

2.35                        Subsidiary means a “subsidiary corporation” as defined under Code §424(f).

2.36                        Ten Percent Stockholder means a person who owns (after taking into account the attribution rules of Code §424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company, a Subsidiary or a Parent.

Section 3.

SHARES SUBJECT TO INCENTIVE AWARDS

3.1                               Shares Subject to Incentive Awards.  The total number of Shares that may be issued pursuant to Incentive Awards under this Plan (and the total number of Shares that may be issued pursuant to the exercise of ISOs under this Plan) shall not exceed twenty million, as adjusted pursuant to Section 10.  Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company.

3.2                               Availability of Shares not Delivered.  Any Shares subject to an Incentive Award that have not been issued under such Incentive Award as of the date of the cancellation, expiration or exchange of such Incentive Award thereafter shall again become available for grant under this Plan.  If any Shares issued pursuant to an Incentive Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such Shares, then the Shares forfeited back or repurchased shall revert to and again become available for issuance under the Plan.

If any Incentive Award, is settled for cash and does not result in the issuance of all or a portion of the Shares subject to such Incentive Award, the Shares shall, to the extent of such cash settlement, again be available for grant under the Plan, subject to the last sentence of this paragraph.  Notwithstanding anything in this Section 3.2 to the contrary and solely for purposes of determining whether Shares are available for the grant of ISOs, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 3.2 that, if taken into account, would cause the Plan to fail the requirement under Code §422 that the Plan designate a maximum aggregate number of shares that may be issued.

3.3                               Annual Limitation on Grants to Participants.  Notwithstanding anything herein to the contrary, after Incentive Awards granted under the Plan are subject to the tax deductibility limitations of Section 162(m) of the Code, no Participant may be granted Incentive Awards covering an aggregate number of Shares in excess of five million, or payable in cash in an amount in excess of five million dollars, in any calendar year, and any Shares subject to an Incentive Award which again become available for use under this Plan after the cancellation, expiration or exchange of such Incentive Award thereafter shall continue to be counted in applying this calendar year Participant limitation.  Notwithstanding the foregoing, the Share and dollar limits specified in the immediately preceding sentence are (a) doubled when applied to Incentive Awards granted to any Eligible Recipient during the fiscal year in which such Eligible Recipient first commences service with the Company or any Subsidiary or Parent; and (b) multiplied by the number of fiscal years over which the applicable performance period spans if such performance period is longer than 12 months’ duration.

Section 4.

EFFECTIVE DATE

The Plan will be effective on the date it is approved by a majority of the votes cast at a stockholder meeting, provided the stockholders of the Company so approve this Plan within twelve (12) months from August 12, 2014.

Section 5.

ADMINISTRATION

5.1                               General Administration.  This Plan shall be administered by the Board.  The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan.  The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances.  The Board’s actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

5.2                               Authority of the Board.  Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Eligible Recipients who shall participate in the Plan; to determine the sizes and types of Incentive Awards in a manner consistent with the Plan; to determine the terms and conditions of Incentive Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Incentive Award Agreement; to establish, amend or rescind rules, regulations, subplans, or supplements for the Plan’s administration; and to amend the terms and conditions of any outstanding Incentive Awards as allowed under the Plan and such Incentive Awards.  Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.  The Board’s determinations under the Plan need not be uniform and may be made selectively among Incentive Awards or Eligible Recipients, whether or not the Eligible Recipients are similarly situated.

5.3                               Delegation of Authority.  The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to a Committee of one or more other persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law.  The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board.  The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board.  Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan.  Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part.  With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Incentive Awards that will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Incentive Awards to Insiders that will be exempt from Section 16(b) of the Exchange Act.

5.4                               Decisions Binding.  All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Eligible Recipients, Participants, and their estates and beneficiaries.  Notwithstanding the foregoing, after a Change of Control, any determination by the Board as to whether Cause or Good Reason (as may be defined in the Incentive Award Agreement) exists will be subject to de novo review by a court of competent jurisdiction.

5.5                               Exculpation and Indemnification. In addition to such other rights of exculpation as they may have as members of the Board or the Committee or as officers or employees of the Company, a Subsidiary or a Parent, neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegates thereof) shall be entitled in all cases to indemnification, advancement and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s Articles of Incorporation or Bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

Section 6.

ELIGIBILITY

Eligible Recipients selected by the Board shall be eligible for the grant of Incentive Awards under this Plan, but no Eligible Recipient shall have the right to be granted an Incentive Award under this Plan merely as a result of his or her status as an Eligible Recipient.  Only Employees of the Company, a Parent or a Subsidiary, shall be eligible to receive a grant of ISOs.  The Board may grant Incentive Awards to an Eligible Recipient in connection with hiring, recruiting, or otherwise before the date the Eligible Recipient first performs bona fide services for the Company, a Subsidiary or a Parent, so long as the Incentive Awards do not become vested or exercisable, and no Shares are issued to such Eligible Recipient, before the date the Eligible Recipient begins performing such services, and such Incentive Awards are exempt from or comply with Section 409A of the Code.

Section 7

TERMS OF INCENTIVE AWARDS

7.1                               Terms and Conditions of All Incentive Awards.

(a)                                 Grants of Incentive Awards.  The Board, in its absolute discretion, shall grant Incentive Awards, individually or in tandem, under this Plan from time to time and shall have the right to grant new Incentive Awards in exchange for outstanding Incentive Awards, including, but not limited to, exchanges of Options for the purpose of achieving a lower Exercise Price.  Incentive Awards shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Incentive Awards, or to grant Incentive Awards to all Eligible Recipients, or to grant all Incentive Awards subject to the same terms and conditions.

(b)                                 Shares Subject to Incentive Awards.  The number of Shares as to which an Incentive Award shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.

(c)                                  Incentive Award Agreements.  Each Incentive Award shall be evidenced by an Incentive Award Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine.

(d)                                 Date of Grant.  The date an Incentive Award is granted shall be the date on which the Board (1) has approved the terms and conditions of the Incentive Award Agreement, (2) has determined the recipient of the Incentive Award and the number of Shares covered by the Incentive Award and (3) has taken all such other action necessary to direct the grant of the Incentive Award.

(e)                                  Discretion to Permit Transfers Other than for Value.  Except as otherwise restricted by applicable law, the Board may, but need not, permit an Incentive Award, other than an ISO or a tandem Stock Appreciation Right granted with respect to an ISO, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights.  The Board shall not permit any transfer of an Incentive Award for value.  For purposes of this Section 7.1(e), “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.  The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.

7.2                               Terms and Conditions of Options.

(a)                                 Necessity of Incentive Award Agreements.  Each grant of an Option shall be evidenced by an Incentive Award Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year.  The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b)                                 Determining Optionees.  In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan.  An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options.  If the Board grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

(c)                                  Exercise Price.  Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Incentive Award Agreement.  With respect to each grant of an ISO to a Participant who is not a Ten Percent Stockholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted.  With respect to each grant of an ISO to a Participant who is a Ten Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted.  If an Option is a NQSO, the Exercise Price for each Share shall be no less than the Fair Market Value on the date the NQSO is granted, provided that an NQSO may be granted with any Exercise Price less than the Fair Market Value, so long as the NQSO contains (i) such additional terms as necessary to comply with or be exempt under Section 409A of the Code; (ii) the Exercise Price is equal to or greater than the minimum price required by applicable state law or the minimum price required by the Company’s governing instrument and (iii) if the NQSO is intended to meet the FLSA Exclusion, the NQSO must be granted with an Exercise Price equivalent to or greater than eighty-five percent (85%) of the Fair Market Value of the Shares subject thereto on the date granted determined as of the date of such grant.  Any Option intended to meet the Performance-Based Exception must be granted with an Exercise Price equal to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant.

(d)                                 Option Term.  Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Incentive Award Agreement, but no Incentive Award Agreement shall:

(i)                                     make an Option exercisable before the date such Option is granted; or

(ii)                                  make an Option exercisable after the earlier of:

(A)                               the date such Option is exercised in full, or

(B)                               the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Stockholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Stockholder.  An Incentive Award Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability.  The Employee’s rights, if any, upon termination of employment will be set forth in the applicable Incentive Award Agreement.

(e)                                  Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares.  Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in (i) cash (including by check or money order), (ii) unless the Incentive Award Agreement provides otherwise, by delivery to the Company of a number of Shares (either previously owned Shares or Shares from those to be received upon exercise of the Option (i.e., a “net exercise”)) having an aggregate Fair Market Value equal to the amount to be tendered to the extent the use of such Shares does not have any adverse consequences to the Company for financial accounting purposes (as determined by the Committee), (iii) any other legal form of consideration deemed acceptable by the Board, or (iv) a combination thereof.  In addition, unless the Incentive Award Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002.  However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless the Incentive Award Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option.  Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, shall have none of the rights of a stockholder.

(f)                                   Conditions to Exercise of an Option.  Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Incentive Award Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part.  Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion.  Furthermore, if the recipient of an Option receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Option may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-

qualification of the Code §401(k) plan.  The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an initial public offering of the Company’s stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(g)                                  Transferability of Options.  An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances.  The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion.  Notwithstanding the foregoing, except as otherwise provided in the Incentive Award Agreement, a NQSO may also be transferred by a Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares.  In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant.

(h)                                 Special Provisions for Certain Substitute Options.  Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an Exercise Price computed in accordance with Code §424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

(i)                                     ISO Tax Treatment Requirements.  With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code §422(d) and instead shall be treated as a NQSO.  The rule of the preceding sentence is applied in the order in which Options are granted.

(j)                                    Repricing of Stock Options.  With respect to any Option granted pursuant to, and under, this Plan, approval of the Stockholders of the Company is required for any repricing of all or any portion of existing outstanding Options, unless such repricing is in connection with a corporate transaction as set forth in Section 10.  For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company.

7.3                               Terms and Conditions of Stock Appreciation Rights.  A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option.  A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted.  The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(a)                                 Payment.  Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Incentive Award Agreement or, in the absence of such provision, as the Board may determine.

(b)                                 Conditions to Exercise.  Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Incentive Award Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.  Furthermore, if the recipient of a Stock Appreciation Right receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Stock Appreciation Right may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan.

(c)                                  Transferability of Stock Appreciation Rights.  Except as otherwise provided in a Participant’s Incentive Award Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant’s Incentive Award Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such

Stock Appreciation Right may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances in accordance with the terms and provisions of the Incentive Award Agreement governing such Stock Appreciation Right.  The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion.  Notwithstanding the foregoing, except as otherwise provided in the Incentive Award Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right.  In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right.

(d)                                 Special Provisions for Tandem SARs.  A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised.  A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

(e)                                  Code §409A Requirements.  A Stock Appreciation Right must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.”  No Stock Appreciation Right should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Stock Appreciation Right.

(f)                                   Repricing of Stock Appreciation Rights.  With respect to any Stock Appreciation Right granted pursuant to, and under, this Plan, approval of the Stockholders of the Company is required for any repricing of all or any portion of existing outstanding Stock Appreciation Rights, unless such repricing is in connection with a corporate transaction as set forth in Section 10.  For this purpose, “repricing” of Stock Appreciation Rights shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the SAR Exercise Price of an existing Stock Appreciation Right; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Stock Appreciation Right at a time when its SAR Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Stock Appreciation Right, in exchange for another Stock Appreciation Right, a Restricted Stock Award, or other equity in the Company.

7.4                               Terms and Conditions of Restricted Stock Awards.

(a)                                       Grants of Restricted Stock Awards.  Shares awarded pursuant to Restricted Stock Awards shall be subject to any or no restrictions as determined by the Board for periods determined by the Board.  Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established by the Board, which goals shall be pursuant to the business criteria listed in Section 14 to the extent the Board intends the Restricted Stock Award to meet the Performance-Based Exception, or based upon any other criteria that the Board may determine appropriate or based upon a combination of the foregoing.  Any Restricted Stock Award that vests based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception.  The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment to the extent permitted under applicable law; provided, however, if the recipient of a Restricted Stock Award receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the recipient may not pay any amount for such Restricted Stock Award during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

(b)                                       Acceleration of Award.  The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.

(c)                                        Necessity of Incentive Award Agreement.  Each grant of a Restricted Stock Award shall be evidenced by an Incentive Award Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan.  The Board shall have complete discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

(d)                                       Restrictions on Shares Awarded.  Shares awarded pursuant to Restricted Stock Awards shall be subject to any or no restrictions as determined by the Board for periods determined by the Board.  The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(e)                                        Transferability of Restricted Stock Awards.  Except as otherwise permitted in the Incentive Award Agreement, a Restricted Stock Award may not be transferred by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(f)                                         Voting, Dividend & Other Rights.  Unless the applicable Incentive Award Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and shall receive dividends during the periods of restriction.  Cash dividends declared payable on the Shares covered by a Restricted Stock Award shall be (1) paid at the dividend payment date in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends or (2) deferred to such later date as determined by the Board and the amount or value thereof automatically deemed reinvested in additional Shares subject to the Restricted Stock Award, other Incentive Awards or other investment vehicles, as the Board shall determine or permit the Participant to elect.  Notwithstanding the foregoing, dividends declared payable on Shares covered by a Restricted Stock Award with conditions intended to meet the Performance-Based Exception shall be held by the Company and made subject to forfeiture at least until achievement of the applicable performance goal related to such Restricted Stock Award.  Common Stock or other property distributed in connection with a stock split or stock dividend shall be subject to the same restrictions and risk of forfeiture as the Shares covered by the Restricted Stock Award with respect to which such Common Stock or other property has been distributed.  As soon as is practicable after the date on which restrictions on any Shares covered by the Restricted Stock Award lapse, the Company shall deliver to the Participant the certificates for such Shares or shall cause the Shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, so long as the Participant complies with all conditions for delivery of such Shares contained in the Incentive Award Agreement or otherwise reasonably required by the Company.

7.5                               Terms and Conditions of Restricted Stock Units.

(a)                                 Grants of Restricted Stock Units.  A Restricted Stock Unit shall entitle the Participant to receive one Share or cash in an amount equal to the Fair Market Value of one Share at such future time and upon such terms as specified by the Board in the Incentive Award Agreement evidencing such award.  Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate.  The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Unit receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, no payment for the Restricted Stock Unit may be made by the recipient during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

(b)                                 Vesting of Restricted Stock Units.  The Board shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements, if any.  Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Incentive Award Agreement shall remain subject to forfeiture.  The performance goals established by the Board shall be pursuant to the terms and the business criteria listed in Section 14 to the extent the Board intends the Restricted Stock Unit to meet the Performance-Based Exception.

(c)                                  Acceleration of Award.  The Board shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.

(d)                                 Necessity of Incentive Award Agreement.  Each grant of Restricted Stock Unit(s) shall be evidenced by an Incentive Award Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its sole discretion, deems consistent with the terms of this Plan.  The Board shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

(e)                                  Transferability of Restricted Stock Units.  Except as otherwise provided in a Participant’s Incentive Award Agreement, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(f)                                   Voting, Dividend & Other Rights.  Unless the applicable Incentive Award Agreement provides for dividend equivalents pursuant to Section 7.5(h) below, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.

(g)                                  Code §409A Requirements.  A Restricted Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.”  Restricted Stock Units shall be granted with terms that require the delivery of the Shares or cash, as applicable, no later than two and one-half months after the respective Restricted Stock Units vest, unless such Restricted Stock Units have been drafted to comply with or otherwise be exempt from Code §409A.

(h)                                 Dividend Equivalents.  Unless otherwise determined by the Board at date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Units shall be either (A) paid with respect to such Restricted Stock Units at the dividend payment date in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends or (B) deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Incentive Awards or other investment vehicles, as the Board shall determine or permit the Participant to elect.  For the avoidance of doubt, payment of any Dividend Equivalents that relate to Restricted Stock Units with conditions intended to meet the Performance-Based Exception may be deferred at least until achievement of the applicable performance goal related to such Restricted Stock Units.

7.6                               Dividend Equivalents.  The Board is authorized to grant Dividend Equivalents to any Eligible Recipient entitling the Eligible Recipient to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Incentive Award.  The terms of an award of Dividend Equivalents shall be set forth in a written Incentive Award Agreement which shall contain provisions determined by the Board and not inconsistent with the Plan.  The Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Board may specify.  Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Board, each Dividend Equivalent shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

7.7                               Other Stock-Based Awards.  The Board is authorized, subject to limitations under applicable law, to grant to any Eligible Recipient such other Incentive Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Incentive Awards with value and payment contingent upon performance of the Company or any other factors designated by the Board, and Incentive Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified affiliates or business units.  The Board shall determine the terms and conditions of such Other Stock-Based Awards.  The terms of any Incentive Award pursuant to this Section shall be set forth in a written Incentive Award Agreement which shall contain provisions determined by the Board and not inconsistent with the Plan.  Shares delivered pursuant to an Incentive Award in the nature of a purchase right granted under this Section shall be purchased for such consideration (including without limitation loans from the Company or an affiliate), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Incentive Awards or other property, as the Board shall determine.  Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section.  Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Board, each such Award shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

Section 8.

SECURITIES REGULATION

Each Incentive Award Agreement may provide that, upon the receipt of Shares as a result of the exercise of an Incentive Award or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect.  Each Incentive Award Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended (“1933 Act”), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.  Certificates representing the Shares transferred upon the exercise of an Incentive Award granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

Section 9.

LIFE OF PLAN

No Incentive Award shall be granted under this Plan on or after the earlier of:

(a)                                 the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Incentive Awards have been exercised in full or no longer are exercisable, or

(b)                                 the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Incentive Awards granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

This Plan shall continue in effect until all outstanding Incentive Awards have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.  Notwithstanding the continuation of the Plan, no Incentive Award (other than an Option or Stock Appreciation Right) that is designed to qualify for the Performance-Based Exception shall be granted on or after the fifth anniversary of the effective date of the Plan unless the material terms of the applicable performance goals are approved by the stockholders of the Company no later than the first stockholder meeting that occurs in the fifth year following the effective date of the Plan.

Section 10.

ADJUSTMENT AND CORPORATE TRANSACTION

Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares subject to Incentive Awards granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits.  Furthermore, the Board shall adjust (in a manner that satisfies the requirements of Code §424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Incentive Awards granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) that provides for the substitution or assumption of such Incentive Awards.  If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Incentive Awards granted under this Plan shall be the next lower number of Shares, rounding all fractions downward.  An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

In the event of a corporate transaction described in Code §424(a) other than such corporate transaction that also qualifies as a Change of Control, all Incentive Awards shall be either assumed, continued or substituted for in connection with the corporate transaction.  Any assumption or substitution shall not result in any decrease in the benefits or economic value provided under each Incentive Award.

Section 11.

CHANGE OF CONTROL OF THE COMPANY

11.1                        General Rule for Options.  Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a)                                 Accelerate the vesting and/or exercisability of such Non-Assumed Option; and/or

(b)                                 Unilaterally cancel any such Non-Assumed Option which has not vested and/or which has not become exercisable as of the Action Effective Date; and/or

(c)                                  Unilaterally cancel such Non-Assumed Option in exchange for:

(i)                                           whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; or

(ii)                                  cash or other property equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; and/or

(d)                                 Unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e)                                  Unilaterally cancel such Non-Assumed Option and notify the holder of such Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Option is an Insider and subject to Section 16 of the Exchange Act at the time of the Change of Control, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.2                        General Rule for SARs.  Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a)                                 Accelerate the vesting and/or exercisability of such Non-Assumed SAR; and/or

(b)                                 Unilaterally cancel any such Non-Assumed SAR which has not vested or which has not become exercisable as of the Action Effective Date; and/or

(c)                                  Unilaterally cancel such Non-Assumed SAR in exchange for:

(i)                                     whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; or

(ii)                                  cash or other property equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; and/or

(d)                                 Unilaterally cancel such Non-Assumed SAR after providing the holder of such SAR with (1) an opportunity to exercise such Non-Assumed SAR to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e)                                  Unilaterally cancel such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the SAR Exercise Price for such Non-Assumed SAR.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed SAR is an Insider and subject to Section 16 of the Exchange Act at the time of the Change of Control, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.

11.3                        General Rule for Restricted Stock Units.  Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a)                                 Accelerate the vesting of such Non-Assumed RSU; and/or

(b)                                 Unilaterally cancel any such Non-Assumed RSU which has not vested as of the Action Effective Date; and/or

(c)                                  Unilaterally cancel such Non-Assumed RSU in exchange for:

(i)                                     whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that are equal to the number of Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); or

(ii)                                  cash or other property equal in value to the Fair Market Value of the Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); and/or

(d)                                 Unilaterally cancel such Non-Assumed RSU and notify the holder of such RSU of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting) is zero.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed RSU is an Insider and subject to Section 16 of the Exchange Act at the time of the Change of Control, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an RSU.

11.4                        General Rule for Restricted Stock Awards.  Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assignment of the forfeiture or repurchase rights for all Restricted Stock Awards granted under this Plan, with respect to any Restricted Stock Award granted under this Plan where the forfeiture or repurchase rights are not assigned (a “Non-Assumed Restricted Stock Award”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Restricted Stock Award, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a)                                 Accelerate the vesting of such Non-Assumed Restricted Stock Award (i.e., cancel any forfeiture or repurchase right); and/or

(b)                                 Unilaterally exercise the forfeiture or repurchase right for any such Non-Assumed Restricted Stock Award which has not vested as of the Action Effective Date; and/or

(c)                                  Unilaterally repurchase such Non-Assumed Restricted Stock Award in exchange for cash or other property equal in value to the Fair Market Value of the Shares subject to such Non-Assumed Restricted Stock Award determined as of the Action Effective Date (taking into account vesting); and/or

(d)                                 Unilaterally cancel such Non-Assumed Restricted Stock Award and notify the holder of such Restricted Stock Award of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed Restricted Stock Award determined as of the Action Effective Date (taking into account vesting) is zero.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Restricted Stock Award is an Insider and subject to Section 16 of the Exchange Act at the time of the Change of Control, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a Restricted Stock Award.

11.5                        General Rule for Other Incentive Award Agreements.  If a Change of Control occurs, then, except to the extent otherwise provided in the Incentive Award Agreement pertaining to a particular Incentive Award or as otherwise provided in this Plan, each Incentive Award shall be governed by applicable law and the documents effectuating the Change of Control.

Section 12.

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, (d) to change the designation of Eligible Recipients eligible for Incentive Awards under Section 6, or (e) to eliminate or modify the prohibition set forth in Section 7.2(j) and Section 7.3(f) on repricing of Options and Stock Appreciation Rights.  Stockholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, a change to the method of determining the Exercise Price of Options issued under the Plan, or a change to the provisions of Section 7.2(j)) may also be required pursuant to rules promulgated by an established stock exchange or a national market system if the Company is, or become, listed or traded on any such established stock exchange or national market system, or for the Plan to continue to be able to issue Incentive Awards which meet the Performance-Based Exception.  The Board also may suspend the granting of Incentive Awards under this Plan at any time and may terminate this Plan at any time.  The Company shall have the right to modify, amend or cancel any Incentive Award after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Incentive Award recipient under the Incentive Award (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to an Incentive Award shall not be deemed as a diminishment of rights or benefits of such Incentive Award), (II) the Participant consents in writing to such modification, amendment or cancellation, (III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Incentive Award Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

Section 13.

MISCELLANEOUS

13.1                        Stockholder Rights.  No Participant shall have any rights as a stockholder of the Company as a result of the grant of an Incentive Award to him or to her under this Plan or his or her exercise of such Incentive Award pending the actual delivery of Shares subject to such Incentive Award to such Participant.

13.2                        No Guarantee of Continued Relationship.  The grant of an Incentive Award to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Incentive Award Agreement that evidences his or her Incentive Award.

13.3                        Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Incentive Award, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this

Plan and/or any action taken by a Participant with respect to an Incentive Award.  Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of or substantial vesting of a Restricted Stock Award, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Incentive Award Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant or substantial vesting.  However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless the Incentive Award Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of an Incentive Award.  Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

13.4                        Notification of Disqualifying Dispositions of ISO Options.  If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service.  The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes.  Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

13.5                        Transfer.  The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.  However, notwithstanding the foregoing, a termination of employment may nonetheless occur for purposes of determining whether an Option will satisfy the requirements of the Code to be an ISO.

13.6                        Construction.  This Plan shall be construed under the laws of the State of Maryland.

13.7                        Recovery of Amounts Paid.  Except as otherwise provided by the Board, Incentive Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Incentive Award Agreement under which Company may recover from current and former Participants, any amounts paid or Shares issued under an Incentive Award and any proceeds therefrom under such circumstances as the Board or Committee determines appropriate.  The Board or Committee may apply the Recoupment Policy to Incentive Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which Shares are listed or admitted for trading, as determined by the Board or Committee in its sole discretion.

Section 14.

PERFORMANCE CRITERIA

14.1                        Performance Goal Business Criteria.  Unless and until the Board proposes for stockholder vote and stockholders approve a change in the general performance criteria set forth in this Section, with respect to which the attainment of goals may determine the degree of payout and/or vesting with respect to Incentive Awards to Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance-Based Exception, the performance criteria to be used by a Committee composed of two (2) or more Outside Directors for purposes of such grants shall be chosen from among the following:

(a)                                 Earnings per share;

(b)                                 Net income (before or after taxes);

(c)                                  Return measures (including, but not limited to, return on assets, equity or sales);

(d)                                 Cash flow return on investments which equals net cash flows divided by owners’ equity;

(e)                                  Earnings before or after taxes, depreciation and/or amortization;

(f)                                   Gross revenues;

(g)                                  Net or gross operating income (before or after taxes) or growth thereof, including same store net operating income;

(h)                                 Total stockholder returns;

(i)                                     Corporate performance indicators (indices based on the level of certain services provided to customers);

(j)                                    Cash generation, profit and/or revenue targets;

(k)                                 Growth measures, including revenue growth and growth of adjusted or modified funds from operations;

(l)                                     Share price (including, but not limited to, growth measures and total stockholder return);

(m)                             Pre-tax profits;

(n)                                 Net asset value;

(o)                                 Total property return;

(p)                                 Capital expenditure;

(q)                                 Expense levels or ratios and reduction of expenses and costs;

(r)                                    Customer satisfaction; and/or

(s)                                   Strategic metrics, including capital allocation and investment strategy, execution of transition and development plans, branding or rebranding, management effectiveness, staffing development, team building and management, office relocation, management of legal and regulatory matters, management of co-investment relationships and joint ventures.

Performance goals may be applied on a per share or absolute basis and relative to one or more performance criteria, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with the Company’s, Parent’s, or Subsidiary’s established accounting policies, and may be compared with a peer group or other benchmark, all as the Committee shall determine at the time the performance goal for a performance period is established.  The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the performance goals is to be calculated or measured to take into account, or ignore, any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance goals in order to prevent the dilution or enlargement of the Participant’s rights with respect to an Incentive Award.  The performance goals established by the Committee for an Incentive Award designed to qualify for the Performance-Based Exception shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any performance goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such achievement.

14.2                        Discretion in Formulation of Performance Goals.  The Board shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Incentive Awards that are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Incentive Awards downward).

14.3                        Performance Periods.  The Board shall have the discretion to determine the period during which any performance goal must be attained with respect to an Incentive Award.  Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria is not in any event set after 25% or more of such period has elapsed).

14.4                        Modifications to Performance Goal Business Criteria.  In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval.  In addition, in the event that the Board determines that it is advisable to grant Incentive Awards that shall not qualify for the

Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code §162(m); otherwise, a Committee composed exclusively of two (2) of more Outside Directors must make such grants.

14.5                        Certification and Payment.  Following completion of the applicable performance period, and prior to any, as applicable, grant, vesting, lapse of restrictions on or payment of an Incentive Award designed to qualify for the Performance-Based Exception, a Committee composed exclusively of two (2) of more Outside Directors shall determine in accordance with the terms of the Incentive Award Agreement and shall certify in writing whether the applicable performance goal(s) were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance.  For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification.  No Incentive Awards designed to qualify for the Performance-Based Exception will be granted, become vested, have restrictions lapse or be paid, as applicable, for a performance period until such certification is made by the Committee.  The amount of an Incentive Awards designed to qualify for the Performance-Based Exception actually granted, vested, or paid to a Participant, or on which restrictions shall lapse, may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period or otherwise, subject to the terms and conditions of the applicable Incentive Award Agreement.

EAST\80414347.1 Your Proxy Vote is Important! We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week, through 11:59 p.m. (Eastern) the day prior to the Annual Meeting. Vote by Internet Please go to the electronic voting site at [.] and follow the on-line instructions. Vote by Phone Please call us toll free at [.], and follow the recorded instructions. Vote by Mail Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you authorize your proxy by Internet or telephone, you do not need to mail back your proxy card. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope. [.] [.] [.] MONOGRAM RESIDENTIAL TRUST, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 18, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The undersigned stockholder hereby appoints Daniel J. Rosenberg, Howard S. Garfield and Mark T. Alfieri, or any of them individually, and each of them, with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all shares of the Monogram Residential Trust, Inc. common stock that the undersigned is entitled to vote as of the record date and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at the Hilton Hotel, 5805 Granite Parkway, Plano, Texas, on December 18, 2014 at 10:00 a.m. central time, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting. The undersigned hereby acknowledges receipt of their Notice of Annual Meeting of Stockholders and the accompanying proxy statement, and revokes any proxy heretofore given with respect to such meeting. When shares are held in joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person. IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS: The Proxy Statement and 2013 Annual Report to Stockholders are available at www.monogramres.com/annual-meeting-materials/. ELECTRONIC DELIVERY OF PROXY MATERIALS Sign up to receive the 2014 Annual Report to Stockholders and proxy material electronically rather than by mail. To sign up for this optional service, visit [.]. When the materials are available, we will send you an e-mail with instructions that will enable you to receive these materials electronically.

EAST\80414347.1 FOR ALL WITHHOLD ALL FOR ALL EXCEPT* * To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) in the box below: The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast “FOR ALL” nominees in Proposal 1, “FOR” each of the eight charter amendments in Proposal 2, “FOR” approval of the Second Amended and Restated Incentive Award Plan, “FOR” the approval of the compensation of our named executive officers, on an advisory basis, “FOR” a frequency of 1 YEAR for holding an advisory vote on executive compensation, on an advisory basis, “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014, and “FOR” the proposal to adjourn the annual meeting to solicit additional proxies if necessary. The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. Please mark box as shown in this example. X 1. Election of Directors (1) Sami S. Abbasi (2) Roger D. Bowler (3) David D. Fitch (4) Jonathan L. Kempner (5) E. Alan Patton (6) Mark T. Alfieri (7) Robert S. Aisner (8) Murray J. McCabe 2. Approve Charter Amendments FOR AGAINST ABSTAIN (A) Eliminate certain provisions of our charter that had previously been required by state securities administrators in connection with our initial public offering or that relate to such required provisions. (B) Elect application of Section 3-804(c) of the Maryland General Corporation Law upon listing our shares on a national securities exchange, which relates to filling vacancies on our board of directors, and amend the provision of our charter relating to removal of directors to provide that directors may only be removed for cause. (C) Remove a provision containing a restriction that prevents us from issuing shares of stock, other than common stock, with preemptive rights. (D) Add a provision that enables us to declare and pay a dividend of one class of our stock to the holders of shares of another class of stock. (E) Add language to specify that the charter provision regarding the requirements of tender offers will apply only until we list our shares on a national securities exchange. (F) Add a provision designating an exclusive forum for litigation involving the Company’s internal affairs. (G) Remove provisions of our charter that enumerate specific powers of the board of directors. (H) Make certain clarifying and ministerial changes.

EAST\80414347.1 Signature Signature Date__________________________ NOTE: Please sign as name appears hereon. Joint owner signature required only if notice has been given to the Secretary of the Company that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. Check here if you plan to attend the annual meeting in person. 3. Approve Second Amended and Restated Incentive Award Plan FOR AGAINST ABSTAIN 4. Approve named executive officer compensation, on an advisory basis 5. Approve the frequency of future advisory votes on named executive officer compensation, on an advisory basis 1 YEAR 2 YEARS ABSTAIN 3 YEARS 6. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014 FOR AGAINST ABSTAIN 7. Permit our Board of Directors to adjourn the Annual Meeting to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals 8. To vote and otherwise represent the undersigned on any matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.